                                                                  EXECUTION COPY

                                   INDENTURE

                                    between

                    PETROBRAS INTERNATIONAL FINANCE COMPANY,

                                   as Issuer

                                      and

                             THE BANK OF NEW YORK,

                                   as Trustee

            Relating to U.S.$400,000,000 91/8% Senior Notes due 2007

                          Dated as of February 4, 2002

                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----
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                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.1   Definitions.........................................................4
              -----------

SECTION 1.2   Construction.......................................................15
              ------------
                                   ARTICLE II
                                    THE NOTES

SECTION 2.1   Designation........................................................16
              -----------

SECTION 2.2   Aggregate Amount; Issuable in Series...............................17
              ------------------------------------

SECTION 2.3   Authentication and Delivery of Notes...............................17
              ------------------------------------

SECTION 2.4   Form of Trustee's Authentication...................................18
              --------------------------------

SECTION 2.5   Form of the Notes..................................................18
              -----------------

SECTION 2.6   Maturity of the Notes..............................................20
              ---------------------

SECTION 2.7   Interest...........................................................21
              --------

SECTION 2.8   Record Date........................................................22
              -----------

SECTION 2.9   Issuance...........................................................22
              --------

SECTION 2.10  Denominations, etc.................................................22
              ------------------

SECTION 2.11  Execution of Notes.................................................22
              ------------------

SECTION 2.12  Registration; Restrictions on Transfer and Exchange................23
              ---------------------------------------------------

SECTION 2.13  Exchange Offer.....................................................29
              --------------

SECTION 2.14  Mutilated, Destroyed, Lost and Stolen Notes........................29
              -------------------------------------------

SECTION 2.15  Payments...........................................................30
              --------

SECTION 2.16  Taxation...........................................................31
              --------
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SECTION 2.17  Persons Deemed Owners..............................................33
              ---------------------

SECTION 2.18  Cancellation.......................................................34
              ------------

SECTION 2.19  Allocation of Principal and Interest...............................34
              ------------------------------------

SECTION 2.20  CUSIP and ISIN Numbers.............................................34
              ----------------------

SECTION 2.21  Noteholder Lists...................................................34
              ----------------

                                   ARTICLE III
                            ESTABLISHMENT OF ACCOUNTS

SECTION 3.1   Establishment and Administration of Payment Account................35
              ---------------------------------------------------

                                   ARTICLE IV
                                   REDEMPTION

SECTION 4.1   Mandatory Redemption...............................................35
              --------------------

SECTION 4.2   No General Optional Redemption.....................................35
              ------------------------------

SECTION 4.3   Optional Redemption in the Event of Change in Tax Treatment........35
              -----------------------------------------------------------

SECTION 4.4   Notice of Redemption...............................................36
              --------------------

SECTION 4.5   Deposit of Optional Redemption Price...............................37
              ------------------------------------

SECTION 4.6   Notes Payable on Optional Redemption Date..........................37
              -----------------------------------------

SECTION 4.7   Open Market Purchases..............................................37
              ---------------------

                                    ARTICLE V
                            CREDIT AND OTHER SUPPORT

SECTION 5.1   Standby Purchase Agreement.........................................37
              --------------------------

SECTION 5.2   The Letter of Credit...............................................38
              --------------------
SECTION 5.3   Establishment and Administration of the Reserve Account............39
              -------------------------------------------------------

SECTION 5.4   Modifications to Credit Support Arrangements.......................41
              --------------------------------------------
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

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                                   ARTICLE VI
                                    COVENANTS

SECTION 6.1   Payment of Principal and Interest..................................43
              ---------------------------------

SECTION 6.2   Performance Under the Transaction Documents........................43
              -------------------------------------------

SECTION 6.3   Maintenance of Corporate Existence.................................43
              ----------------------------------

SECTION 6.4   Maintenance of Properties..........................................44
              -------------------------

SECTION 6.5   Compliance with Laws...............................................44
              --------------------

SECTION 6.6   Maintenance of Government Approvals................................44
              -----------------------------------

SECTION 6.7   Payments of Taxes and Other Claims.................................44
              ----------------------------------

SECTION 6.8   Maintenance of Insurance...........................................44
              ------------------------

SECTION 6.9   Maintenance of Books and Records...................................45
              --------------------------------

SECTION 6.10  Maintenance of Office or Agency....................................45
              -------------------------------

SECTION 6.11  Ranking............................................................45
              -------

SECTION 6.12  Use of Proceeds....................................................45
              ---------------

SECTION 6.13  Notice of Defaults and Events of Default...........................45
              ----------------------------------------

SECTION 6.14  Notice of Expropriation or Inconvertibility Events.................45
              --------------------------------------------------

SECTION 6.15  Limitation on Consolidation, Merger, Sale or Conveyance............45
              -------------------------------------------------------

SECTION 6.16  Negative Pledge....................................................47
              ---------------

SECTION 6.17  Transactions with Affiliates.......................................47
              ----------------------------

SECTION 6.18  Provision of Financial Statements and Reports......................47
              ---------------------------------------------

SECTION 6.19  Further Actions....................................................48
              ---------------

SECTION 6.20  Available Information..............................................48
              ---------------------

SECTION 6.21  Appointment to Fill a Vacancy in Office of Trustee.................49
              --------------------------------------------------

SECTION 6.22  Payments and Paying Agents.........................................49
              --------------------------
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                                   ARTICLE VII
                         EVENTS OF DEFAULT AND REMEDIES

SECTION 7.1   Events of Default..................................................50
              -----------------

SECTION 7.2   Acceleration of Maturity; Rescission and Annulment.................53
              --------------------------------------------------

SECTION 7.3   Delay or Omission Not Waiver.......................................54
              ----------------------------

SECTION 7.4   Waiver of Past Defaults............................................54
              -----------------------

SECTION 7.5   Trustee May File Proofs of Claim; Appointment of Trustee as
              -----------------------------------------------------------
                 Attorney-in-Fact in Judicial Proceedings........................54
                 ----------------------------------------

SECTION 7.6   Trustee May Enforce Claims Without Possession of Notes.............55
              ------------------------------------------------------

SECTION 7.7   Application of Money Collected.....................................55
              ------------------------------

SECTION 7.8   Limitation on Suits................................................55
              -------------------

SECTION 7.9   Unconditional Right of Noteholders to Receive Principal
              -------------------------------------------------------
                 and Interest and Other Amounts..................................56
                 ------------------------------

SECTION 7.10  Restoration of Rights and Remedies.................................56
              ----------------------------------

SECTION 7.11  Rights and Remedies Cumulative.....................................56
              ------------------------------

SECTION 7.12  Control by Noteholders.............................................56
              ----------------------

SECTION 7.13  Undertaking for Costs..............................................57
              ---------------------

SECTION 7.14  Waiver of Stay or Extension Laws...................................57
              --------------------------------

                                  ARTICLE VIII
                             CONCERNING THE TRUSTEE

SECTION 8.1   Certain Rights and Duties of Trustee...............................57
              ------------------------------------

SECTION 8.2   Trustee Not Responsible for Recitals, etc..........................60
              -----------------------------------------

SECTION 8.3   Trustee and Others May Hold Notes..................................60
              ---------------------------------

SECTION 8.4   Moneys Held by Trustee or Paying Agent.............................60
              --------------------------------------

SECTION 8.5   Compensation of the Trustee and its Lien...........................61
              ----------------------------------------

SECTION 8.6   Right of Trustee to Rely on Officer's Certificates and
              ------------------------------------------------------
                 Opinions of Counsel.............................................62
                 -------------------
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SECTION 8.7   Persons Eligible for Appointment as Trustee........................62
              -------------------------------------------

SECTION 8.8   Resignation and Removal of Trustee; Appointment of Successor.......63
              ------------------------------------------------------------

SECTION 8.9   Acceptance of Appointment by Successor Trustee.....................64
              ----------------------------------------------

SECTION 8.10  Merger, Conversion or Consolidation of Trustee.....................64
              ----------------------------------------------

SECTION 8.11  Maintenance of Offices and Agencies................................65
              -----------------------------------

SECTION 8.12  Reports by Trustee.................................................67
              ------------------

SECTION 8.13  Trustee Risk.......................................................67
              ------------

SECTION 8.14  Appointment of Co-Trustee..........................................67
              -------------------------

SECTION 8.15  Knowledge of Default...............................................69
              --------------------

                                   ARTICLE IX
                             CONCERNING THE HOLDERS

SECTION 9.1   Acts of Noteholders................................................69
              -------------------

SECTION 9.2   Notes Owned by Issuer and Affiliates Deemed Not Outstanding........70
              -----------------------------------------------------------

                                    ARTICLE X
                                HOLDERS' MEETINGS

SECTION 10.1  Purposes for Which Noteholders' Meetings May Be Called.............71
              ------------------------------------------------------

SECTION 10.2  Trustee, Issuer and Noteholders May Call Meeting...................71
              ------------------------------------------------

SECTION 10.3  Persons Entitled to Vote at Meeting................................71
              -----------------------------------

SECTION 10.4  Determination of Voting Rights; Conduct and Adjournment of
              ----------------------------------------------------------
                 Meeting.........................................................72
                 -------

SECTION 10.5  Counting Votes and Recording Action of Meeting.....................72
              ----------------------------------------------

                                   ARTICLE XI
                             SUPPLEMENTAL INDENTURES

SECTION 11.1  Supplemental Indenture with Consent of Noteholders.................73
              --------------------------------------------------

SECTION 11.2  Supplemental Indentures Without Consent of Noteholders.............74
              ------------------------------------------------------

SECTION 11.3  Execution of Supplemental Indentures...............................74
              ------------------------------------
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

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SECTION 11.4  Effect of Supplemental Indentures..................................75
              ---------------------------------

SECTION 11.5  Conformity with Trust Indenture Act................................75
              -----------------------------------

SECTION 11.6  Reference in Notes to Supplemental Indentures......................75
              ---------------------------------------------

                                   ARTICLE XII
                           SATISFACTION AND DISCHARGE

SECTION 12.1  Satisfaction and Discharge of Notes................................75
              -----------------------------------

SECTION 12.2  Satisfaction and Discharge of Indenture............................76
              ---------------------------------------
SECTION 12.3  Application of Trust Money.........................................77
              --------------------------

                                  ARTICLE XIII
                                   DEFEASANCE

SECTION 13.1  Issuer's Option to Effect Defeasance or Covenant Defeasance........77
              -----------------------------------------------------------

SECTION 13.2  Defeasance and Discharge...........................................77
              ------------------------

SECTION 13.3  Covenant Defeasance................................................78
              -------------------

SECTION 13.4  Conditions to Defeasance or Covenant Defeasance....................78
              -----------------------------------------------

SECTION 13.5  Deposited Money and U.S. Government Obligations to Be Held in
              -------------------------------------------------------------
                 Trust; Other Miscellaneous Provisions...........................79
                 -------------------------------------

SECTION 13.6  Reinstatement......................................................80
              -------------

                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1  Compliance Certificates and Opinions...............................80
              ------------------------------------

SECTION 14.2  Form of Documents Delivered to Trustee.............................81
              --------------------------------------

SECTION 14.3  Notices, etc. to Trustee...........................................81
              ------------------------

SECTION 14.4  Notices to Noteholders; Waiver.....................................82
              ------------------------------

SECTION 14.5  Conflict with Trust Indenture Act..................................83
              ---------------------------------

SECTION 14.6  Effect of Headings and Table of Contents...........................83
              ----------------------------------------

SECTION 14.7  Successors and Assigns.............................................83
              ----------------------
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

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SECTION 14.8  Severability Clause................................................83
              -------------------

SECTION 14.9  Benefits of Indenture..............................................83
              ---------------------

SECTION 14.10 Legal Holidays.....................................................84
              --------------

SECTION 14.11 Currency Rate Indemnity............................................84
              -----------------------

SECTION 14.12 Communication by Noteholders with other Noteholders................85
              ---------------------------------------------------

SECTION 14.13 Governing Law......................................................85
              -------------

SECTION 14.14 Waiver of Jury Trial...............................................85
              --------------------

SECTION 14.15 Waiver of Immunity.................................................85
              ------------------

SECTION 14.16 Submission to Jurisdiction, etc....................................85
              -------------------------------

SECTION 14.17 Pledge of Interests................................................86
              -------------------

SECTION 14.18 Execution in Counterparts..........................................86
              -------------------------

EXHIBIT A-1     Form of Rule 144A Restricted Global Note

EXHIBIT A-2     Form of Regulation S Unrestricted Global Note

EXHIBIT B       Form of Issuer Order

EXHIBIT C       Form of Certificate to be Delivered in Connection with Transfers
                   Pursuant to Regulation S

EXHIBIT D       Form of Transfer Certificate for Transfer to Qualified
                   Institutional Buyers (QIBs)

EXHIBIT E-1     Form of Partial Non-Payment Notice

EXHIBIT E-2     Form of Total Non-Payment Notice

EXHIBIT F       Form of Inconvertibility Certificate

                              CROSS-REFERENCE TABLE

TIA Section                                                    Indenture Section

310(a)(1)....................................................................8.7
   (a)(2)....................................................................8.7
   (a)(3)...................................................................8.14
   (a)(4).........................................................not applicable
   (a)(5)....................................................................8.7
   (b)............................................................8.1(e), 8.8(b)
   (c)............................................................not applicable

311(a)....................................................................8.3(b)
   (b)....................................................................8.3(b)
   (c)............................................................not applicable

312(a)......................................................................2.21
   (b).....................................................................14.13
   (c).....................................................................14.13

313(a)......................................................................8.12
   (b)......................................................................8.12
   (c)......................................................................8.12
   (d)......................................................................8.12

314(a)......................................................................6.19
   (b)............................................................not applicable
   (c)(1)...................................................................14.1
   (c)(2)...................................................................14.1
   (c)(3).........................................................not applicable
   (d)............................................................not applicable
   (e)......................................................................14.1

315(a)...................................................................8.1,8.6
   (b)......................................................................8.15
   (c)....................................................................8.1(a)
   (d)....................................................................8.1(b)
   (e)......................................................................7.13

316(a)(last sentence)........................................................9.2
   (a)(1)(A)................................................................7.12
   (a)(1)(B).................................................................7.4
   (a)(2) ........................................................not applicable
   (b).......................................................................7.9
   (c)....................................................................9.1(g)

317(a)(1)....................................................................7.6
   (a)(2).................................................................7.5(a)
   (b)6.23,8.11(e)

318(a)......................................................................14.6

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

          INDENTURE (the "Indenture") dated as of February 4, 2002 among
                          ---------
Petrobras International Finance Company, a Cayman Islands limited company (the "Issuer"), and The Bank of New York, a New York banking corporation, as trustee
 ------
(the "Trustee") and as paying agent in New York (the "Paying Agent").
      -------                                         ------------

                              W I T N E S S E T H:

          WHEREAS, the Issuer is a wholly-owned subsidiary of Petroleo Brasileiro S.A. Petrobras (the "Standby Purchaser"), a sociedade de economia
                                 ----------------
mista organized and existing under the laws of the Federative Republic of Brazil ("Brazil");
  ------

          WHEREAS, the Issuer has duly authorized the issuance of its senior notes in such principal amount or amounts as may from time to time be authorized in accordance with this Indenture and is, on the date hereof, issuing U.S.$400,000,000 of its 9 1/8% Senior Notes due 2007 under this Indenture (the "Initial Notes");
 -------------

          WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Initial Notes and the authentication and delivery thereof by the Trustee;

          WHEREAS, pursuant to the Registration Rights Agreement (the "Registration Rights Agreement"), dated the date hereof among the Issuer, the
 -----------------------------
Standby Purchaser and certain other parties, the Issuer and the Standby Purchaser have agreed to register the Initial Notes under the United States Securities Act of 1933, as amended (the "Securities Act") and to effect an
                                         --------------
exchange offer pursuant to which the Issuer will issue notes registered under the Securities Act having identical terms as the Initial Notes (except for restrictions on transfer) in exchange for the Initial Notes (the "Exchange
                                                                  --------
Notes", and collectively with the Initial Notes, the "Notes");
-----                                                 -----

          WHEREAS, the Standby Purchaser has agreed, pursuant to the Standby Purchase Agreement (as may be amended from time to time, the "Standby Purchase
                                                              ----------------
Agreement"), dated as of the date hereof, between the Trustee and the Standby
---------
Purchaser, to provide Noteholders (as defined herein) with assurances that, if the Issuer shall fail to make all required payments of principal, interest or other amounts due under the terms of the Notes and this Indenture, the Standby Purchaser will, without any action on the part of the Noteholders or the Trustee (other than the provision of notice by the Trustee as provided in the Standby Purchase Agreement), purchase the rights of the Noteholders to receive such amounts in consideration of the payment by the Standby Purchaser of an amount of funds equal to the amounts then owed under this Indenture and the Notes; and

          WHEREAS, all things necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee as provided in this Indenture, the valid, binding and legal obligations of the Issuer, and to constitute these presents a valid indenture and agreement according to its terms, have been done;

              NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

          SECTION 1.1 Definitions The following capitalized terms shall have the
                      -----------
meanings set forth below:

          "Act" when used with respect to any Noteholder, has the meaning set
           ---
forth in Section 9.1.

          "Account Control Agreement" means the account control agreement dated
           -------------------------
as of February 4, 2002 between the Standby Purchaser and The Bank of New York.

          "Additional Amounts" has the meaning set forth in Section 2.16.
           ------------------

          "Additional Notes" has the meaning set forth in Section 2.2(b).
           ----------------

          "Affiliate" with respect to any Person, means any other Person that,
           ---------
directly or indirectly, controls, is controlled by or is under common control with such Person; it being understood that for purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person shall mean the possession, direct or indirect, of the power to vote 10% or more of the equity or similar voting interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of such interests, by contract or otherwise.

          "Applicable Procedures" has the meaning set forth in Section 2.12.
           ---------------------

          "Authenticating Agent" means the Person acting as Authenticating Agent
           --------------------
hereunder pursuant to Section 8.11.

          "Authorized Agent" means any Paying Agent, Authenticating Agent or
           ----------------
Note Registrar or other agent appointed by the Trustee in accordance with this Indenture to perform any function that this Indenture authorizes the Trustee or such agent to perform.

          "Authorized Representative" of the Issuer or any other Person means
           -------------------------
the person or persons authorized to act on behalf of such entity by its chief executive officer, president, chief operating officer, chief financial officer or any vice president or its Board of Directors or any other governing body of such entity.

          "Authorized Signatory" means any officer of the Trustee or any other
           --------------------
individual who shall be duly authorized by appropriate corporate action on the part of the Trustee to authenticate Notes.

          "Board of Directors", when used with respect to a corporation, means
           ------------------
either the board of directors of such corporation or any committee of that board duly authorized to act for it, and when used with respect to a limited liability company, partnership or other entity other than a corporation, any Person or body authorized by the organizational documents or by the voting equity owners of such entity to act for them.

          "Board Resolution" means a copy of a resolution certified by the
           ----------------
secretary or an assistant secretary of the Issuer to have been adopted by the Board of Directors of the Issuer and to be in full force and effect on the date of such certification.

          "Brazil" has the meaning set forth in the preamble to this Indenture.
           ------

          "Business Day" means any day except a Saturday, a Sunday or a legal
           ------------
holiday or a day on which banking institutions (including, without limitation, the members of the Federal Reserve System) are authorized or required by law, regulation or executive order to close in The City of New York, the Cayman Islands or Brazil.

          "Certificate of Inconvertibility" has the meaning set forth in Section
           -------------------------------
5.2(c).

          "Clearstream" means Clearstream Banking, societe anonyme.
           -----------

          "Closing Date" means the date hereof.
           ------------

          "Collateral" has the meaning set forth in Section 14.17.
           ----------

          "Corporate Trust Office" means the principal office of the Trustee or
           ----------------------
Note Registrar at which the corporate trust business of the Trustee or Note Registrar, as the case may be, shall at any particular time be principally administered, which at the time of the execution of this Indenture is, in each case, located at 101 Barclay Street, 21W, New York, New York 10286.

          "Covenant Defeasance" has the meaning set forth in Section 13.3.
           -------------------

          "Custodian" has the meaning set forth in Section 2.5(e).
           ---------

          "CUSIP" means the CUSIP Service Bureau.
           -----

          "Default" means an event or condition that, with the giving of notice,
           -------
lapse of time or failure to satisfy certain specified conditions, or any combination thereof, would become an Event of Default if not cured or remedied.

          "Default Rate" has the meaning set forth in Section 2.7(b).
           ------------

          "Defeasance" has the meaning set forth in Section 13.2.
           ----------

          "Denomination Currency" has the meaning set forth in Section 14.11(b).
           ---------------------

          "Distribution Compliance Period" means, with regard to Notes offered
           ------------------------------
and sold in their initial distribution outside the United States in reliance on Regulation S, the period of 40 consecutive days beginning on the later of (a) the date on which the Notes are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S (according to a written notice to the Trustee by the initial purchasers thereof) and (b) the date on which the Notes are initially issued, authenticated and sold.

          "DTC" means The Depository Trust Company.
           ---

          "Environmental Laws" means all applicable federal, state and local
           ------------------
statutes, rules, regulations, ordinances, orders, decrees and common law, including any of the forgoing in any foreign jurisdiction, relating in any manner to contamination, pollution or protection of human health or the environment.

          "Euroclear" means Euroclear Bank S.A./N.V., as operator of the
           ---------
Euroclear System, N.V.

          "Event of Default" has the meaning set forth in Section 7.1.
           ----------------

          "Exchange Act" means the United States Securities Exchange Act of
           ------------
1934, as amended and in effect from time to time.

          "Exchange Global Notes" has the meaning set forth in Section 2.5(c).
           ---------------------

          "Exchange Notes" has the meaning set forth in the preamble to this
           --------------
Indenture.

          "Exchange Offer" means an offer by the Issuer, pursuant to the
           --------------
Registration Rights Agreement, to holders of the Initial Notes to issue and deliver to such holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

          "Excluded Additional Amounts" has the meaning set forth in Section
           ---------------------------
2.16.

          "Expected Maturity Date" has the meaning set forth in Section 2.6(a).
           ----------------------

          "Expropriation Event" means any act or series of acts taken by the
           -------------------
Host Government that effectively deprives the Standby Purchaser, the Trustee or the Issuer of the use and control of funds deposited (either in Reais or U.S. dollars) by the Trustee, or by the Standby Purchaser for the account of the Trustee or the Issuer, with a financial institution in Brazil, for the purpose of making a purchase payment under the Standby Purchase Agreement.

          "Final Maturity Date" has the meaning set forth in Section 2.6 hereof.
           -------------------

          "Global Notes" has the meaning set forth in Section 2.5(c).
           ------------

          "Governmental Approval" means any authorization, consent, approval,
           ---------------------
order, license, franchise, ruling, permit, certification, waiver, exemption, filing or registration by or with any Governmental Authority (including, without limitation, environmental approvals, zoning variances, special exceptions and non-conforming uses) relating to the execution, delivery or performance of any Transaction Document.

          "Governmental Authority" means any regulatory, administrative or other
           ----------------------
legal body, any court, tribunal or authority or any public legal entity or public agency of the Cayman Islands, Brazil or the United States of America or any other jurisdiction whether created by federal, provincial or local government, or any other legal entity now existing or hereafter created, or now or hereafter controlled, directly or indirectly, by any public legal entity or public agency of any of the foregoing.

          "Grace Period" means, in respect of each Payment Date, the 30 calendar
           ------------
day grace period for the payment of interest specified in Section 7.1(b) hereto.

          "Guarantee" means an obligation of a person to pay the Indebtedness of
           ---------
another person including, without limitation:

          (a) an obligation to pay or purchase such Indebtedness;

          (b) an obligation to lend money or to purchase or subscribe for shares or other securities or to purchase assets or services in order to provide funds for the payment of such Indebtedness;

          (c) an indemnity against the consequences of a default in the payment of such Indebtedness; or

          (d) any other agreement to be responsible for such Indebtedness.

          "Host Government" means (i) the present or succeeding governing
           ---------------
authority (without regard to the method of its succession or as to whether it is internationally recognized) in effective control of all or any part of the territory of Brazil or any political or territorial subdivision thereof (including any dependant territory); and/or (ii) an other public authority in or of Brazil on which regulatory powers are conferred by the laws of Brazil.

          "Inconvertibility Event" means (a) any act or series of acts by the
           ----------------------
Host Government that prevents the Standby Purchaser, the Trustee or the Issuer (as applicable) from directly or indirectly:

          (i) converting Reais into U.S. dollars in order to make a payment of a Purchase Obligation under the Standby Purchase Agreement or a portion thereof, including the denial of such conversion in an exchange rate category as favorable as the category applicable to determine the Reference Rate of Exchange; or

          (ii) converting, from Reais into U.S. dollars, any amounts received in Brazil in connection with a payment or amount due under the Standby Purchase Agreement; or

          (iii) transferring outside of Brazil the funds as described in (i) or
     (ii) above already converted from Reais into U.S. dollars constituting or in respect of a payment of a Purchase Obligation under the Standby Purchase Agreement; or

     (b) the failure by the Brazilian government to effect a conversion or transfer under (a) above on behalf of the Issuer, the Standby Purchaser or the Trustee.

          "Indebtedness" means any obligation (whether present or future, actual
           ------------
or contingent and including, without limitation, any Guarantee) for the payment or repayment of money which has been borrowed or raised (including money raised by acceptances and all leases which, under generally accepted accounting principles in the country of incorporation of the relevant obligor, would constitute a capital lease obligation).

          "Indenture" has the meaning set forth in the preamble to this
           ---------
Indenture.

          "Initial Notes" has the meaning set forth in the preamble to this
           -------------
Indenture.

          "Initial Purchasers" means UBS Warburg LLC, Morgan Stanley & Co.
           ------------------
Incorporated and Banco Bilbao Vizcaya Argentaria S.A., acting as such pursuant to the Purchase Agreement.

          "Interest Payment Date" has the meaning set forth in Section 2.7(a).
           ---------------------

          "Interest Period" means the period beginning on an Interest Payment
           ---------------
Date and ending on the day before the next Interest Payment Date.

          "Issuer" has the meaning set forth in the preamble to this Indenture.
           ------

          "Issuer Order" means a written request or order signed in the name of
           ------------
the Issuer by one or more of its Authorized Representatives, and, in the case of an Issuer Order given pursuant to Section 2.3, substantially in the form of Exhibit B.

          "Judgment Currency" has the meaning set forth in Section 14.11(b).
           -----------------

          "Law" means any constitutional provision, law, statute, rule,
           ---
regulation, ordinance, treaty, order, decree, judgment, decision, certificate, holding, injunction, enforceable at law or in equity, along with the interpretation and administration thereof by any Governmental Authority charged with the interpretation or administration thereof.

          "L/C Partial Drawing Amount" means, in respect of any Payment Date,
           --------------------------
the sum of (a) an amount equal to the amount of accrued and unpaid interest due on the Notes on such Payment Date, (b) any interest to be owed on the unpaid amount described in clause (a) of this definition in accordance with Section 2.7 hereof on the fifth Business Day occurring after the Certificate of Inconvertibility shall have been deemed to be received by the Trustee in accordance with Section 5.2(d)(ii)(A) of this Indenture.

          "Legend" has the meaning set forth in Section 2.12(k).
           ------

          "Letter of Credit" means an issued and outstanding irrevocable standby
           ----------------
letter of credit that (i) is issued by a commercial bank rated not less than "P-1" by Moody's, (ii) names the Trustee as the sole beneficiary thereof, (iii) is unconditionally drawable in full upon the Trustee's submission of a certification that (A) the conditions to drawing of the Letter of Credit as set forth in Section 5.2 hereof have been satisfied, (B) the Trustee serves as trustee for the benefit of the Noteholders under this Indenture and (C) that the Trustee is making a draw under such letter of credit for the benefit of the Noteholders, and (iv) expires not less than 364 days from the date of issuance thereof and is automatically renewed in accordance with its terms unless the issuer of the Letter of Credit notifies the Trustee in writing no later than 60 calendar days prior to the expiry thereof, it being agreed that all references to Letter of Credit hereunder shall include, collectively, the Letter of Credit described in Section 5.2(a) and any and all issued and outstanding replacement letters of credit delivered to the Trustee in accordance with Section 5.4 of this Indenture.

          "Lien" means any mortgage, pledge, lien, hypothecation, security
           ----
interest or other charge or encumbrance on any property or asset, including, without limitation, any equivalent created or arising under applicable Law.

          "Luxembourg Paying Agent" has the meaning set forth in Section 8.11.
           -----------------------

          "Luxembourg Transfer Agent" has the meaning set forth in Section 8.11.
           -------------------------

          "Majority Noteholders" means the holders of more than 50% in aggregate
           --------------------
principal amount of the Notes then Outstanding at any time.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, operations, assets, property, condition (financial or otherwise) of the Issuer or its Subsidiaries, taken as a whole, (b) the validity or enforceability of this Indenture or any other Transaction Document, or (c) the ability of the Issuer to perform its obligations under this Indenture or any other Transaction Document, or (d) the material rights of or benefits available to the Noteholders or the Trustee, as representative of the Noteholders under this Indenture or any of the other Transaction Documents.

          "Material Subsidiary" means any direct or indirect subsidiary of the
           -------------------
Standby Purchaser with total assets of more than U.S.$200,000,000 (or its equivalent in another currency) as set forth on the consolidated financial statements of the Standby Purchaser as of the end of the most recent fiscal quarter.

          "Moody's" means the Moody's Investor Service, Inc.
           -------

          "Non-U.S. Person" means any person who is not a "U.S. Person" as
           ---------------
defined in Regulation S under the Securities Act.

          "Noteholder" means a Person in whose name a Note is registered in the
           ----------
Note Register.

          "Note Rate" has the meaning set forth in Section 2.7.
           ---------

          "Note Register" has the meaning set forth in Section 2.12(a).
           -------------

          "Note Registrar" means any Person acting as Note Registrar pursuant to
           --------------
Section 2.12.

          "Notes" has the meaning set forth in the preamble to this Indenture.
           -----

          "Officer's Certificate" means a certificate of an Authorized
           ---------------------
Representative of the Issuer in compliance with the requirements of Section
14.1.

          "Opinion of Counsel" means a written opinion of counsel in compliance
           ------------------
with the requirements of Section 14.1 hereof from any Person either expressly referred to herein or otherwise reasonably satisfactory to the Trustee which may include, without limitation, counsel for the Issuer or the Standby Purchaser, whether or not such counsel is an employee of the Issuer or the Standby Purchaser, as applicable.

          "Optional Redemption Date" has the meaning set forth in Section
           ------------------------
4.3(b).

          "Optional Redemption Price" has the meaning set forth in Section
           -------------------------
4.3(b).

          "Outstanding", when used with respect to Notes or any principal amount
           -----------
thereof, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

          (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Notes for which redemption money in the necessary amount has been theretofore deposited in trust with the Trustee; provided that if such Notes are to be redeemed prior to the maturity thereof, notice of such redemption has been duly given pursuant to Article IV or provision therefor satisfactory to the Trustee has been made;

          (c) Notes or portions thereof deemed to have been paid within the meaning of Section 12.1;

          (d) Notes as to which defeasance has been effected pursuant to Article XIII; and

          (e) Notes which have been paid pursuant to Section 2.13 or Section
2.14 or that have been exchanged for other Notes or Notes in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture other than any Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes constitute valid obligations of the Issuer;

     provided, however, that in determining whether the Noteholders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, the Standby Purchaser or any of their Subsidiaries or Affiliates shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Notes and that the pledgee is not the Issuer, the Standby Purchaser or a Subsidiary thereof or any Affiliate of the Issuer, the Standby Purchaser or any Subsidiary thereof.

          "Paying Agent" means the person named as Paying Agent in the preamble
           ------------
to this Indenture and its successors and assigns.

          "Payment Account" means the account contemplated in Section 3.1
           ---------------
hereof.

          "Payment Date" means any of the Interest Payment Dates, the Expected
           ------------
Maturity Date, the Final Maturity Date, or any other date on which payments on the Notes in respect of principal, interest or other amounts, including as a result of any acceleration of the Notes, are required to be paid pursuant to this Indenture and the Notes.

          "Permitted Investments" shall consist of (a) direct obligations of the
           ---------------------
United States of America, or of any agency or instrumentality of the United States of America, the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America which are not callable or redeemable at the option of the issuer thereof at a price less than what was paid; (b) demand and time deposit certificates of deposit of, banker's acceptance issued by, or federal funds sold by, any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by United States federal and/or state authorities so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short term debt obligations of such depository institution or trust company have a short term credit rating of at least "P-1" by Moody's; (c) repurchase obligations with respect to (i) any security described in clause (a) above or (ii) any other security issued and/or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above; (d) commercial paper which has at the time of such investment a rating of at least "P-1" by Moody's (provided, however, that Permitted Investments shall not include any debt obligations (or other securities) issued by the Standby Purchaser, the Issuer or any Affiliate thereof); (e) any money market funds investing in any of the foregoing Permitted Investments and rated "Aaa" by Moody's and (f) The Bank of New York Cash Reserve, any successor to The Bank of New York Cash Reserve (so long as The Bank of New York Cash Reserve and any successor thereto maintains a rating of not less than "Aaa" by Moody's) or any equivalent money market mutual fund rated not less than "Aaa" by Moody's.

          "Permitted Lien" means a:
           --------------

          (a) Lien arising by operation of law, such as merchants', maritime or other similar liens arising in the Issuer's ordinary course of business or that of any subsidiary or Lien in respect of taxes, assessments or other governmental charges that are not yet delinquent or that are being contested in good faith by appropriate proceedings;

          (b) Lien arising from the Issuer's obligations under performance bonds or surety bonds and appeal bonds or similar obligations incurred in the ordinary course of business and consistent with the Issuer's past practice;

          (c) Lien arising in the ordinary course of business in connection with Indebtedness maturing not more than one year after the date on which such Indebtedness was originally incurred and which is related to the financing of export, import or other trade transactions;

          (d) Lien granted upon or with respect to any assets hereafter acquired by the Issuer or any subsidiary to secure the acquisition costs of such assets or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such assets, including any Lien existing at the time of the acquisition of such assets; provided, however, that the maximum amount so secured shall not exceed the aggregate acquisition costs of all such assets or the aggregate Indebtedness incurred solely for the acquisition of such assets;

          (e) Lien granted in connection with Indebtedness of a Wholly-Owned Subsidiary owing to the Issuer or another Wholly-Owned Subsidiary;

          (f) Lien existing on any asset or on any stock of any Subsidiary prior to the acquisition thereof by the Issuer or any Subsidiary; provided, however, that such Lien is not created in anticipation of such acquisition;

          (g) Lien existing as of the date of this Indenture; and

          (h) Lien in respect of Indebtedness (not otherwise qualifying under clauses (a)-(g) above) the principal amount of which in the aggregate does not exceed 5% of the Issuer's consolidated total assets (as determined in accordance with U.S. GAAP) at any date as at which the Issuer's balance sheet is prepared and published in accordance with applicable law.

          "Person" means an individual, partnership, corporation (including a
           ------
business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Place of Payment", when used with respect to the Notes means the
           ----------------
office or agency of the Trustee maintained pursuant to Section 8.11 and such other place or places, if any, where the principal of and interest on the Notes are payable as specified herein.

          "Predecessor Notes", with respect to any particular Note, means any
           -----------------
previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; for the purposes of this definition, any Note authenticated and delivered under Section 2.13 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

          "Process Agent" has the meaning set forth in Section 14.15.
           -------------

          "Purchase Agreement" means the Purchase Agreement, dated as of January
           ------------------
29, 2002 among the Issuer, the Standby Purchaser and UBS Warburg LLC and Morgan Stanley & Co. Incorporated, as representatives of the Initial Purchasers.

          "Purchase Obligation" has the meaning set forth in the Standby
           -------------------
Purchase Agreement.

          "QIB" means a qualified institutional buyer as defined in Rule 144A
           ---
under the Securities Act.

          "Real" or "Reais" means the lawful currency of Brazil and any
           ----      -----
successor currencies thereto.

          "Record Date" means, with respect to any payment to be made on an
           -----------
Interest Payment Date, the Business Day that is ten Business Days prior to such Interest Payment Date.

          "Reference Rate of Exchange" means the official exchange rate applied
           --------------------------
by the Brazilian central bank (or any equivalent entity) for the category of remittance used to make payments under the Standby Purchase Agreement, provided that if the Brazilian central bank does not freely execute conversions of Reais into U.S. dollars for such category of remittance, then the Reference Rate of Exchange will be the effective exchange rate obtained through the most active legal and normal channel (as such rate is specified by the Trustee) in Brazil for the conversion of Reais into U.S. dollars for the category of remittance used to make payments under the Standby Purchase Agreement; provided, however, that if no exchange rate can be determined pursuant to the above, the reference rate of exchange will mean the last available official exchange rate applied by the Brazilian central bank or equivalent entity in Brazil prior to the date the payment of a Purchase Obligation under the Standby Purchase Agreement was to have been made.

          "Registered Depositary" means The Depository Trust Company, having a
           ---------------------
principal office at 55 Water Street, New York, New York 10041-0099, together with any Person succeeding thereto by merger, consolidation or acquisition of all or substantially all of its assets, including substantially all of its securities payment and transfer operations.

          "Registration Rights Agreement" has the meaning set forth in the
           -----------------------------
preamble to this Indenture.

          "Regulation S" means Regulation S promulgated under the Securities
           ------------
Act, as amended and in effect from time to time.

          "Regulation S Global Note" has the meaning set forth in Section 2.5(b)
           ------------------------
hereof.

          "Regulation S Note" means a Note, including a Regulation S Global
           -----------------
Note, required to bear the Restrictive Legend applicable to Regulation S Notes provided for in Exhibit A-2.

          "Reserve Account" has the meaning set forth in Section 5.3.
           ---------------

          "Reserve Account Transfer Date" means, in respect of any Payment Date
           -----------------------------
the last day of the Grace Period in respect of such Payment Date.

          "Reserve Account Withdrawal Date" means, with respect to any Payment
           -------------------------------
Date, either (a) if the Trustee shall have made a request to draw on the Letter of Credit in accordance with Section 5.2(d)(ii) hereof, the Business Day on which the Trustee has received the proceeds of such drawing, or (b) to the extent that the Trustee has not made a drawing under the Letter of Credit, the Business Day on which the Trustee has received an executed Certificate of Inconvertibility from the Issuer and the Standby Purchaser; provided, however, that in the case of both (a) and (b) above, to the extent that such amount or certificate is received by the Trustee after 12:00 p.m. on any Business Day, such Reserve Account Withdrawal Date shall be deemed to be the next succeeding Business Day after such receipt.

          "Responsible Officer", when used with respect to the Trustee, means
           -------------------
any officer in the Corporate Trust Office (or any successor group of the Trustee) including any vice president, assistant vice president, assistant secretary, assistant treasurer or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

          "Restricted Global Note" has the meaning set forth in Section 2.5
           ----------------------
hereof.

          "Restricted Note" means a Note, including a Restricted Global Note,
           ---------------
required to bear the Restrictive Legend applicable to Restricted Notes provided for in Exhibit A-1.

          "Restrictive Legend" means the legends required by the forms of Note
           ------------------
attached hereto as Exhibit A-1 and A-2.

          "Rule 144" means Rule 144 promulgated under the Securities Act, as
           --------
amended and in effect from time to time.

          "Rule 144A" means Rule 144A promulgated under the Securities Act, as
           ---------
amended and in effect from time to time.

          "Securities Act" has the meaning set forth in the preamble to this
           --------------
Indenture.

          "SEC" means the Securities and Exchange Commission of the United
           ---
States.

          "Standby Purchase Agreement" has the meaning set forth in the preamble
           --------------------------
of this Indenture.

          "Standby Purchaser" has the meaning set forth in the preamble to this
           -----------------
Indenture.

          "Subsidiary" shall mean, as to any Person, a corporation, company,
           ----------
partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors (or similar governing body) of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Indenture shall refer
                 ----------         ------------
to a Subsidiary or Subsidiaries of the Standby Purchaser.

          "Successor Company" has the meaning set forth in Section 6.15(a)(i).
           -----------------

          "Taxes" has the meaning set forth in Section 2.16.
           -----

          "Taxing Jurisdiction" has the meaning set forth in Section 2.16.
           -------------------

          "Total Payment Amount" has the meaning set forth in the Standby
           --------------------
Purchase Agreement.

          "Transaction Documents" means, collectively, this Indenture, the
           ---------------------
Notes, the Standby Purchase Agreement, the Registration Rights Agreement, the Account Control Agreement and each Letter of Credit.

          "Trust Indenture Act" means the United States Trust Indenture Act of
           -------------------
1939, as amended.

          "Trustee" means the person named as the "Trustee" in the preamble to
           -------
this Indenture and its successors and assigns.

          "United States" or "U.S." means the United States of America.
           -------------

          "U.S. GAAP" means generally accepted accounting principles in effect
           ---------
in the United States applied on a basis consistent with the principles, methods, procedures and practices employed in the preparation of the Issuer's audited financial statements, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

          "Wholly-Owned Subsidiary" means, with respect to any corporate entity,
           -----------------------
any person of which 100% of the outstanding capital stock (other than qualifying shares, if any) having by the terms thereof ordinary voting power (not dependent on the happening of a contingency) to elect the Board of Directors (or equivalent controlling governing body) of such person is at the time owned or controlled directly or indirectly by such corporate entity, by one or more wholly-owned subsidiaries of such corporate entity or by such corporate entity and one or more wholly-owned subsidiaries thereof.

          SECTION 1.2 Construction. For all purposes of this Indenture (and for
                      ------------
all purposes of any other Transaction Document or any other instrument or agreement that incorporates provisions of this Indenture by reference), except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article I have the meanings assigned to them in this Article I, and include the plural as well as the singular;

          (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) except as otherwise expressly provided herein, (i) all accounting terms used herein shall be interpreted, (ii) all financial statements and all certificates and reports as to financial matters required to be delivered to the Trustee hereunder shall be prepared and (iii) all calculations made for the purposes of determining compliance with this Indenture shall (except as otherwise expressly provided herein) be made in accordance with, or by application of, U.S. GAAP;

          (d) all references in this Indenture (including the Appendices and Schedules hereto) to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture;

          (e) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (f) unless the context clearly indicates otherwise, pronouns having a masculine or feminine gender shall be deemed to include the other;

          (g) unless otherwise expressly specified, any agreement, contract or document defined or referred to herein shall mean such agreement, contract or document as in effect as of the date hereof, as the same may thereafter be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Indenture and the other Transaction Documents and shall include any agreement, contract, instrument or document in substitution or replacement of any of the foregoing entered into in accordance with the terms of this Indenture and the other Transaction Documents;

          (h) any reference to any Person shall include its permitted successors and assigns in accordance with the terms of this Indenture and the other Transaction Documents including, in the case of any Governmental Authority, any Person succeeding to its functions and capacities; and

          (i) unless the context clearly requires otherwise, references to "Law" or to any particular Law shall include Laws or such particular Law as in effect at each, every and any of the times in question, including any amendments, replacements, supplements, extensions, modifications, consolidations, restatements, revisions or reenactments thereto or thereof, and whether or not in effect at the date of this Indenture.

                                   ARTICLE II

                                    THE NOTES

          SECTION 2.1 Designation. (a) There is hereby created a series of "9
                      -----------
1/8% Senior Notes Due 2007" in the aggregate principal amount of U.S.$400,000,000 which are to be issued pursuant to this Indenture.

          (b) Each Note shall constitute Indebtedness of the Issuer payable out of the Issuer's general assets and properties. The Notes shall be general senior unsecured and unsubordinated obligations of the Issuer and shall at all times rank pari passu among themselves and at least equal in right of payment with all of the Issuer's other present and future unsecured and unsubordinated obligations of the Issuer from time to time outstanding that are not, by their terms, expressly subordinated in right of payment to the Notes.

          SECTION 2.2 Aggregate Amount; Issuable in Series.
                      ------------------------------------

          (a) The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is unlimited.

          (b) Additional Notes of the same series as the Notes (such additional Notes being, "Additional Notes") may be issued from time to time under this
              ----------------
Indenture so long as, on the date of issuance of such Additional Notes: (i) the requirements of Section 2.3 have been complied with, (ii) no Default or Event of Default shall have occurred and then be continuing, or shall occur as a result of the issuance of such Additional Notes, (iii) such Additional Notes shall rank pari passu with the Notes referred to in Section 2.1 and shall have identical terms, conditions and benefits as the Notes and be part of the same series as the Notes, (iv) the amount available under the Letter of Credit (when aggregated with all amounts on deposit in the Reserve Account) shall have been increased by an amount equal to the sum of (A) three semi-annual payments of interest at the Note Rate (calculated, so long as the Issuer and the Standby Purchaser have not satisfied their obligations under the Registration Rights Agreement at a rate equal to the Note Rate in effect on the Closing Date plus 0.5% per annum) on the Additional Notes and (B) 90 days of interest on a single semi-annual payment of interest (calculated in accordance with (A) above) at the Note Rate calculated, so long as the Issuer and the Standby Purchaser have not satisfied their obligations under the Registration Rights Agreement at a rate equal to the Note Rate in effect on the Closing Date plus 0.5% per annum, (v) Moody's shall have confirmed to the Trustee in writing, prior to the issuance of such Additional Notes, that the issuance of such Additional Notes will not result in the lowering or withdrawal of the rating of the Notes existing immediately prior to any such issuance; (vi) the Issuer and the Trustee shall have executed and delivered a supplemental indenture to this Indenture providing for the issuance of such Additional Notes and reflecting such amendments to this Indenture as may be required to reflect the increase in the aggregate principal amount of the Notes resulting from the issuance of the Additional Notes, (vii) the Standby Purchaser and the Trustee shall have executed and delivered an amended Standby Purchase Agreement reflecting the increase in the aggregate principal amount of the Notes resulting from the issuance of the Additional Notes, (viii) in the event that the Issuer and the Standby Purchaser have not satisfied in full their obligations under the Registration Rights Agreement, the Issuer, the Standby Purchaser and the Initial Purchasers shall have executed and delivered an amended Registration Rights Agreement reflecting the increase in the aggregate principal amount of the Notes resulting from the issuance of the Additional Notes, and (ix) the Trustee shall have received all such opinions and other documents as it shall have requested.

          (c) All Additional Notes issued hereunder will, when issued, be considered Notes for all purposes hereunder and will be subject to and take the benefit of all of the terms, conditions and provisions of this Indenture.

          SECTION 2.3 Authentication and Delivery of Notes. (a) Any time and
                      ------------------------------------
from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Notes, and the Trustee shall thereupon authenticate and make available for delivery such Notes in accordance with such Issuer Order, without any further action by the Issuer.

          (b) No Note shall be secured by or entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication, in the form provided for in Section 2.4 hereof, executed by the Trustee by the manual signature of any Authorized Signatory, and such certificate upon any Notes shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered thereunder.

          (c) The Trustee shall have the right to decline to authenticate and deliver the Notes under this Section 2.3 if the Trustee, after receipt of an Opinion of Counsel, determines that such action may not lawfully be taken by the Issuer or the Trustee or if the Trustee in good faith by its Board of Directors, board of trustees, executive committee, a trust committee of directors or trustees or Responsible Officer shall determine that such action does not comply with the provisions of this Indenture or any document or instrument delivered in connection herewith, or could expose the Trustee to personal liability. Prior to the authentication and delivery of the Notes, the Trustee shall also receive such other funds, accounts, documents, certificates, instruments or opinions as may be required thereunder or it may request in order to provide it with assurances that all action necessary in connection therewith has been taken.

          (d) Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued or sold by the Issuer, and the Issuer shall deliver such Note to the Trustee for cancellation as provided in Section 2.18 together with a written statement (which need not comply with Section 14.2 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued or sold by the Issuer, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never have been or be entitled to the benefits hereof.

          SECTION 2.4 Form of Trustee's Authentication.The Trustee's certificate
                      ---------------------------------
of authentication on all Notes shall be in substantially the following form:

          "This Note is one of the Notes referred to in the within-mentioned Indenture.

                          The Bank of New York,
                          --------------------

                           as Trustee


                          By:
                             -------------------------------------
                                Authorized Signatory"

          SECTION 2.5 Form of the Notes. (a) Notes offered and sold in reliance
                      ------------------
on Rule 144A will be initially represented by one or more, permanent Global Notes (in substantially the form of Exhibit A-1) in definitive, fully registered book-entry form without interest coupons (collectively, the "Restricted Global
                                                             -----------------
Note") which will be registered in the name of a nominee of the Registered
----
Depositary and deposited on behalf of the purchasers of the Notes represented thereby with a custodian for the Registered Depositary for credit to the respective accounts of such purchasers (or to such other accounts as they may direct) at the Registered Depositary. The aggregate principal amount of the Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Note Registrar and the Registered Depositary as hereinafter provided.

          (b) Notes offered and sold in reliance on Regulation S will be initially represented by one or more permanent Global Notes without interest coupons (in substantially the form of Exhibit A-2) in definitive, fully registered book-entry form (collectively, the "Regulation S Global Note") which
                                               ------------------------
will be registered in the name of a nominee of the Registered Depositary and deposited on behalf of the purchasers of the Notes represented thereby with a custodian for the Registered Depositary for credit to the respective accounts of such purchasers (or to such other accounts as they may direct) at Euroclear or Clearstream. The aggregate principal amount of the Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Note Registrar and the Registered Depositary as hereinafter provided.

          (c) Exchange Notes exchanged for interests in the Restricted Global Note, the Regulation S Global Note or any Initial Notes in definitive form will be issued in the form of one or more permanent Global Notes (in substantially the form of Exhibit A-1 or A-2, as applicable, but without the restrictive legend) in definitive, fully registered book-entry form (collectively, the "Exchange Global Notes"; and together with the Restricted Global Note and the
 ---------------------
Regulation S           Global Notes"), which will be registered in the name of a
             --------- ------------
nominee of DTC and deposited on behalf of the purchasers of the Notes represented thereby with a custodian for DTC for credit to the respective accounts of such purchasers (or such accounts as they may direct).

          (d) The Notes shall be in registered form and may have such letters, numbers or other marks of identification and such legends or endorsements printed, lithographed, engraved, typewritten or photocopied thereon as may be required to comply with the rules of any securities exchange upon which the Notes are to be listed or to conform to any usage in respect thereof, or as may, consistently herewith, be prescribed by the Board of Directors of the Issuer or by the Authorized Representative executing such Notes, such determination by said Authorized Representative to be evidenced by its signing the Notes.

          (e) The Notes may be issued in the form of (a) definitive Notes under the circumstances described in Sections 2.12(c), (d) and (e) hereto or (b) one or more Global Notes. Notes issued in definitive form shall be registered in the name or names of such Persons and for the principal amounts as the Issuer may request. The Issuer initially appoints the Registered Depositary to act as depositary for the Global Notes. Notes issued in the form of a Global Note shall be registered in the name of the Registered Depositary or its nominee. In the event any of the Notes are issued in a transaction under Rule 144A of the Securities Act, any such Person shall purchase such Notes in transactions complying with Rule 144A under the Securities Act. The Trustee, as custodian ("Custodian"), will act as custodian of each Global Note for the Registered
  ---------
Depositary or appoint a sub-custodian to act in such capacity. So long as the Registered Depositary or its nominee is the registered owner of the Global Note, it shall be considered the holder of the Notes represented thereby for all purposes hereunder and under the Global Note. None of the Issuer, the Trustee or any Paying Agent shall have any responsibility or liability for any aspect of the records relating to or payments made by the Registered Depositary on account of beneficial interests in the Global Note. Interests in the Global Note shall be transferred on the Registered Depositary's book-entry settlement system.

          (f) At such time as all beneficial interests in a particular Global Note have been exchanged for Notes in definitive form or a particular Global Note has been redeemed, repurchased or cancelled in whole and not in part, such Global Note shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.18. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or in the form of Notes in definitive form, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Registered Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Registered Depositary at the direction of the Trustee to reflect such increase.

          (g) The forms of Notes may have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistent herewith, be applicable thereto or determined by officers of the Issuer executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereof on the face of the Note. If the Notes conflict or are inconsistent with the provisions of the Indenture, then this Indenture shall control.

          (h) At such time as all beneficial interests in a particular Global Note have been exchanged for notes in definitive form or a particular Global Note has been redeemed, repurchased or cancelled in whole and not in part, such Global Note shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.18. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Note or in the form of a definitive Note, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Registered Depositary at the direction of the Trustee to reflect such reduction and if the beneficial interest is being exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Registered Depositary at the direction of the Trustee to reflect such increase.

          SECTION 2.6 Maturity of the Notes.
                      ---------------------

          (a) The Notes shall mature on February 1, 2007 (the "Expected Maturity
                                                               -----------------
Date"); provided, however, that if on or before the Business Day prior to the
----
Expected Maturity Date the Issuer and the Standby Purchaser deliver a certificate, substantially in the form of Exhibit D hereto, to the Trustee stating that (i) the Issuer is unable to repay the principal amount of the Notes, (ii) the Standby Purchaser does not have sufficient funds available outside Brazil to satisfy its obligations under the Standby Purchase Agreement to pay the Total Payment Amount,

(iii) the Standby Purchaser has funds in Brazilian Reais but is unable to convert such funds and transfer them outside of Brazil to the Trustee for payment of amounts due under or in respect of the Notes due to the occurrence and continuation of an Expropriation Event or Inconvertibility Event; (iv) the Issuer and the Standby Purchaser have used their best efforts to convert and transfer the funds referred to in (iii) above, then if such certificate shall be received by the Trustee on or before the Expected Maturity Date, the Expected Maturity Date shall be extended to the date which shall be the earliest to occur of (i) August 1, 2008 (the date which is eighteen calendar months after the Expected Maturity Date), (ii) the last Interest Payment Date on which funds are available under the Letter of Credit or on deposit in the Reserve Account to pay interest on the Notes, and (iii) 30 calendar days after the date on which the Expropriation Event or Inconvertibility Event that prevented the Standby Purchaser from satisfying its payment obligations under the Standby Purchase Agreement, has ended (such actual maturity date for the Notes being, the "Final
                                                                          -----
Maturity Date").
-------------

          (b) In the case of any extension of the Expected Maturity Date, the Expected Maturity Date shall be considered a Payment Date under the terms of this Indenture, and interest at the Note Rate shall be due on the Notes on such Expected Maturity Date and on each Payment Date occurring thereafter until the Final Maturity Date.

          (c) Upon the occurrence of any extension of the Expected Maturity Date under this Section 2.6, the Issuer shall promptly, but in any event within two Business Days thereafter, deliver notice thereof to the Noteholders and to the Luxembourg Stock Exchange in accordance with the provisions of Section 14.4 of this Indenture.

          (d) No payments in respect of the principal of the Notes shall be paid prior to the Final Maturity Date except in the case of the occurrence of an Event of Default and acceleration of the aggregate outstanding principal amount of the Notes or upon redemption prior to the Final Maturity Date pursuant to
Article IV hereof.

          (e) The extension of the Expected Maturity Date as permitted hereunder shall not have any effect on any of the other rights of the Noteholders, including any right upon the occurrence of any Event of Default.

          SECTION 2.7 Interest.
                      --------

          (a) Interest shall accrue on the Notes at the rate of 9 1/8% per annum for each Interest Period (the "Note Rate"), provided that if the Issuer and the
                               ---------
Standby Purchaser shall have failed to have an effective registration statement in respect of the Notes declared effective by the SEC pursuant to the Registration Rights Agreement prior to February 1, 2003 the Note Rate shall be increased for all purposes hereunder to 9 5/8% per annum (0.5% above the Note
Rate) until such time as such registration statement shall have been declared effective as contemplated in the Registration Rights Agreement, in which case the Note Rate shall decrease to the rate stated above. All interest shall be paid by the Issuer to the Trustee and distributed by the Trustee in accordance with this Indenture semiannually in arrears on February 1 and August 1 of each year (or if such date is not a Business Day, the next succeeding Business Day following such day) during which any portion of the Notes shall be Outstanding (each, an "Interest Payment Date"), commencing on August 1, 2002 to the Person
           ---------------------
in whose name a Note is
registered at the close of business on the preceding Record Date. Interest shall be calculated based on a 360-day year of twelve 30-day months. Notwithstanding anything herein to the contrary, interest on the Notes at the Note Rate shall continue to accrue in the event such interest is not paid on the scheduled Interest Payment Date or the Final Maturity Date (or earlier as contemplated in
Section 2.15).

          (b) Upon the occurrence and during the continuation of an Event of Default under Sections 7.1(a) and (b), (i) interest shall accrue on the Notes at a rate equal to 1.0% per annum above the Note Rate (the "Default Rate") and (ii)
                                                         ------------
to the fullest extent permitted by law, interest shall accrue on the amount of any interest, fee, Additional Amounts, or other amount payable under this Indenture and the Notes that is not paid when due, from the date such amount was due until such amount shall be paid in full, excluding the date of such payment, at a rate equal to the Default Rate; provided, however, that interest on the Notes shall accrue at the Note Rate and not the Default Rate during the continuance of any suspension of the Standby Purchaser's obligations to make payments of principal under Section 3(d) of the Standby Purchase Agreement where the Noteholders are otherwise receiving payments of interest at the Note Rate from the Standby Purchaser under the Standby Purchase Agreement or from the Letter of Credit or from the amounts on deposit in the Reserve Account.

          SECTION 2.8 Record Date.
                      -----------

          The Trustee may treat the Person in whose name any Note is registered on the applicable Record Date as the Noteholder for all purposes under this Indenture.

          SECTION 2.9 Issuance.
                      --------

          The Initial Notes shall be issued only in a transaction exempt from registration under the Securities Act to (a) Persons and entities that are "qualified institutional buyers pursuant to Rule 144A under the Securities Act, and (b) other permitted Persons or entities pursuant to Regulation S under the Securities Act. The Notes shall be subject to restrictions on transfer and resale as provided in Section 2.12 hereof.

          SECTION 2.10 Denominations, etc.
                       -------------------

          The Notes shall be issued only in fully registered form, without coupons and as otherwise provided herein. Notes sold pursuant to Rule 144A shall be issued in the form of beneficial interests in one or more Global Notes in minimum denominations of U.S.$100,000 and integral multiples of U.S.$1,000 in excess thereof. Notes sold pursuant to Regulation S and any Exchange Notes shall be issued in the form of beneficial interests in one or more Global Notes in minimum denominations of U.S.$1,000 and integral multiplies thereof. Beneficial interests in any Global Notes shall be shown on, and transfers thereof shall be effected only through, the book-entry records maintained by the Registered Depositary and its participants. Notes issued in physical, certificated form shall not be permitted to be traded through the facilities of the Registered Depositary, except in connection with a transfer of a Note in certificated form to a transferee that takes delivery in the form of beneficial interests in a Global Note pursuant to Rule 144A or Regulation S, as the case may be.

          SECTION 2.11 Execution of Notes.
                       ------------------

          (a) The Notes shall be executed on behalf of the Issuer by one of its Authorized Representatives. The signature of any such officers on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          (b) Pending the preparation of definitive Notes as contemplated in
Section 2.12, the Issuer may execute, and upon instructions from the Issuer, the Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Authorized Representatives executing such Notes may determine, as conclusively evidenced by their execution of such Notes.

          (c) Following the issuance of temporary Notes, the Issuer will cause definitive Notes to be prepared without unreasonable delay. The definitive Notes shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the Authorized Representatives executing such definitive Notes. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency maintained by the Issuer for such purpose pursuant to Section 8.11, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Trustee shall authenticate and deliver, in exchange therefor the same aggregate principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

          SECTION 2.12 Registration; Restrictions on Transfer and Exchange.
                       ---------------------------------------------------

          (a) The Issuer shall cause to be kept at the Corporate Trust Office of the Note Registrar a register which, subject to such reasonable regulations as the Issuer may prescribe, shall provide for the registration of Notes and for the registration of transfers and exchanges of Notes. This register and, if there shall be more than one Note Registrar, the combined registers maintained by each such Note Registrar, are herein sometimes referred to as the "Note
                                                                      ----
Register". The Trustee is hereby appointed the initial Note Registrar for the
--------
purpose of registering Notes and transfers and exchanges of Notes as herein provided. Upon any resignation or removal of the Note Registrar, the Issuer shall promptly appoint a successor, or in the absence of such appointment, assume the duties of such Note Registrar. The Issuer may appoint one or more coregistrars.

          (b) If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee prompt written notice of the appointment of a Note Registrar and of the location, and any change in the location of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to rely upon such Note Register as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes.

          (c) Any Global Note deposited with the Registered Depositary shall be exchanged for definitive Notes, without coupons, and delivered to and registered in the name of Persons named by the Registered Depositary, rather than to the nominee for the Registered Depositary, if (i) the Issuer advises the Trustee in writing that the Registered Depositary is no longer willing or able to discharge properly its responsibilities as Registered Depositary with respect to the Notes and the Issuer is unable to appoint a qualified successor, or that the Registered Depositary has ceased to be a clearing agency registered under the Exchange Act or (ii) the Issuer, at its option, elects to terminate the book-entry system through the Registered Depositary with respect to the Notes and cause issuance of certificated Notes.

          (d) Upon the occurrence of any of the events in clauses (i) or (ii) of the preceding paragraph, the Trustee shall, by forwarding any notice received from the Issuer to the Registered Depositary, be deemed to have notified all Persons who hold a beneficial interest in the Global Note through participants in the Registered Depositary or indirect participants through participants in the Registered Depositary of the availability of certificated Notes. Any Global Note that is transferable to the beneficial owners thereof pursuant to Section 2.12(c) shall be surrendered by the Registered Depositary to the Note Registrar, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Notes of authorized denominations. Any portion of a Global Note transferred pursuant to Section 2.12(c) and 2.12(d) shall be executed, authenticated and delivered only in the denominations specified in the form of Note and registered in such names as the Registered Depositary shall direct. Any certificated Note delivered in exchange for an interest in the Restricted Global Note shall bear the legend regarding transfer restrictions applicable to the Restricted Global Note set forth on the form of Note attached as Exhibit A-1 hereto. Any Note delivered in exchange for an interest in the Regulation S Global Note shall bear the legend regarding transfer restrictions applicable to the Regulation S Global Note set forth on the form of Note attached as Exhibit A-2 hereto. In the event of the occurrence of any of the events specified in clauses (i) or (ii) of Section 2.12(c), the Issuer will promptly make available to the Trustee a reasonable supply of certificated Notes in certificated, fully registered form without interest coupons.

          (e) Notwithstanding any provisions to the contrary in this Indenture, so long as any Global Note remains outstanding and is held by or on behalf of the Registered Depositary, transfers of such Global Note, in whole or in part, shall only be made in accordance with this Section 2.12(e) and Section 2.12(d).

          (i) Subject to this Section 2.12(e) and Section 2.12(d), transfers of a Global Note shall be limited to transfers of such Global Note in whole, or in part, to nominees of the Registered Depositary or to a successor of the Registered Depositary or such successor's nominee.

          (ii) Transfers of beneficial interests in Global Notes may be effected only through the book entry system maintained by the Registered Depositary in compliance with applicable rules and procedures of the Registered Depositary and its direct or indirect participants (including Euroclear and Clearstream, if applicable), in each case to the extent applicable to such transaction and in effect from time to time the "Applicable Procedures").
                                                      ---------------------

          (iii) In the event that a Global Note is exchanged for Notes in certificated registered form without interest coupons pursuant to Section 2.12(d) hereof, such Notes may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions of clauses (iv) and (v) below (including the certification requirements) and as may be from time to time adopted by the Issuer and the Trustee.

          (iv) If the owner of a beneficial interest in a Restricted Global Note wishes at any time to transfer such interest (or portion thereof) to a Non-U.S. Person pursuant to Regulation S who wishes to hold its interest in the Notes through a beneficial interest in the Regulation S Global Note, such transfer may be effected only (A) upon receipt by the Note Registrar of:

               (1) an order given by the Registered Depositary or its authorized representative directing the Note Registrar to credit or cause to be credited a beneficial interest in the Regulation S Global Note equal to the principal amount of the beneficial interest in the Restricted Global Note to be transferred, and

               (2) a certificate in the form of Exhibit C duly executed by the transferor, or his attorney duly authorized in writing.

     and (B) subject to the Applicable Procedures, the Note Registrar shall increase the Regulation S Global Note and decrease the Restricted Global Note by such amount in accordance with the foregoing. Any beneficial interest in the Restricted Global Note that is transferred to a Person that takes delivery in the form of a beneficial interest in the Regulation S Global Note will, upon transfer, cease to be an interest in the Restricted Global Note and will become an interest in the Regulation S Global Note subject to all transfer restrictions and other procedures applicable to beneficial interests in the Regulation S Global Note.

          (v) If the owner of an interest in a Regulation S Global Note wishes at any time to transfer such interest (or any portion thereof) to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such transfer may be effected only, (A) upon receipt by the Note Registrar of:

               (1) an order given by the Registered Depositary or its authorized representative directing the Note Registrar to credit or cause to be credited a beneficial interest in the Restricted Global Note equal to the principal amount of the beneficial interest in the Regulation S Global Note to be transferred, and

               (2) if such transfer is to occur during (but only during) the Distribution Compliance Period, a certificate in the form of Exhibit D duly executed by the transferor or his attorney duly authorized in writing, (accompanied, in the case of a transfer under an exemption from the registration requirements under the Securities Act other than pursuant to Rule 144A or Rule 144 under the

          Securities Act, by an opinion of counsel stating that such exemption is available to the transferor), and

     (B) in accordance with the Applicable Procedures, the Note Registrar shall increase the Restricted Global Note and decrease the Regulation S Global Note by such amount in accordance with the foregoing. Any beneficial interest in the Regulation S Global Note that is transferred to a Person that takes delivery in the form of a beneficial interest in the Restricted Global Note will, upon transfer, cease to be an interest in the Regulation S Global Note and will become an interest in the Restricted Global Note subject to all transfer restrictions and other procedures applicable to beneficial interest in the Restricted Global Note.

          (vi) If the holder of a Restricted Note (other than a Global Note) wishes at any time to transfer such Restricted Note (or a portion thereof) to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note or the Regulation S Global Note, such transfer may be effected only, (A) upon receipt by the Note Registrar of:

               (1) such Restricted Note, duly endorsed as provided herein,

               (2) instructions from such holder directing the Note Registrar to credit or cause to be credited a beneficial interest in the Restricted Global Note or Regulation S Global Note equal to the principal amount (or portion thereof) of such certificated Note to be transferred, and

               (3) a certificate in the form of Exhibit C if the specified account to be credited with a beneficial interest in the Regulation S Global Note, or a certificate in the form of Exhibit D if the specified account is to be credited with a beneficial interest in the Restricted Global Note, in either case duly executed by the transferor or his attorney duly authorized in writing, and

          (B) subject to the Applicable Procedures of the Registered Depositary, the Note Registrar shall:

               (1) cancel the Restricted Note delivered to it (and issue a new
          Note in respect of any untransferred portion thereof), and

               (2) increase the Restricted Global Note or the Regulation S Global Note, as the case may be, in accordance with the foregoing;

          (vii) If the holder of a Regulation S Note (other than a Global Note) wishes to transfer such Regulation S Note (or a portion thereof) to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note or the Regulation S Global Note, such transfer may be effected only, (A) upon receipt by the Note Registrar of:

               (1) such Regulation S Note, duly endorsed as provided herein,

               (2) instructions from the holder of such certificated Note directing the Registrar to credit or cause to be credited a beneficial interest in the Restricted Global Note or the Regulation S Global Note equal to the principal amount of the certificated Note (or portion thereof) to be transferred, and

               (3) if the transfer is to occur during (but only during) the Distribution Compliance Period and the specified account is to be credited with a beneficial interest in the Restricted Global Note, a certificate in the form of Exhibit D, or if the specified account is to be credited with a beneficial interest in the Regulation S Global Note, a certificate in the form of Exhibit C, in each case, duly executed by the transferor or his attorney duly authorized in writing, and (B) subject to the Applicable Procedures of the Registered Depositary, the Note Registrar shall:

               (1) cancel the Regulation S Note delivered to it, (and issue a new Note in respect of any untransferred portion thereof) and

               (2) increase the Restricted Global Note or the Regulation S Global Note, as the case may be, for such amount in accordance with the foregoing.

          (viii) A beneficial interest in a Restricted Global Note or a Regulation S Global Note may be exchanged for a Note that is not a Global Note as provided in Section 2.12(c) and (d); provided, that, if such interest is a beneficial interest in the Restricted Global Note, or if such interest is a beneficial interest in the Regulation S Global Note and such exchange is to occur during the Distribution Compliance Period, then such interest shall be exchanged for a Restricted Note or a Regulation S Note, as the case may be. A Restricted Note or Regulation S Note that is not a Global Note may be exchanged for a beneficial interest in a Global Note only if (A) such exchange occurs in connection with clause (e)(vi) or (vii) above, (B) such Note is a Regulation S Note and such exchange occurs after the Distribution Compliance Period or (C) such exchange occurs pursuant to an Exchange Offer or for Exchange Notes registered under a shelf registration statement pursuant to the Registration Rights Agreement.

          (f) After the expiration of the Distribution Compliance Period, at the option of the Noteholder, beneficial interests in Global Notes may be exchanged in whole or in part for certificated Notes to be registered in the name of such Noteholder, of authorized denominations and of like tenor, maturity, interest rate and aggregate principal amount, upon prior written notice to the Trustee by or on behalf of the Registered Depositary and surrender of the Notes to be exchanged at any office or agency maintained for such purpose pursuant to
Section 8.11. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, the Notes which the Noteholder making the exchange is entitled to receive. The Issuer shall execute and deliver to the Trustee, on the Closing Date and from time to time thereafter, for safekeeping and subsequent authentication, a stock of physical registered Notes of such quantities as the Issuer, after consultation with the

Trustee, determines to be sufficient to permit the issuance of physical Notes and the exchanges contemplated by this Section.

          (g) Upon surrender for registration of transfer of any Note, together with a written instrument of transfer satisfactory to the Note Registrar, as the case may be, at an office or agency of the Issuer appointed in or pursuant to
Section 8.11 for such purposes, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations and of the same aggregate principal amount. At the option of each Noteholder, Notes may be exchanged for other Notes of any authorized denomination or denominations and of the same aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive. All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same security and benefits under this Indenture and the other Transaction Documents, as the Notes surrendered upon such registration of transfer or exchange.

          (h) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar or any transfer agent, duly executed by the Noteholder thereof or such Noteholder's attorney duly authorized in writing.

          (i) No service charge shall be required of any Noteholders participating in any transfer or exchange of Notes in respect of such transfer or exchange, but the Note Registrar may require payment of a sum sufficient to cover any Tax that may be imposed in connection with any transfer or exchange of Notes, other than exchanges pursuant to Section 2.12(c), 2.13 or 11.6 not involving any transfer.

          (j) The Note Registrar shall not be required (x) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business in the City of New York 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption under Section 4.3 and ending at the close of business on the day of such mailing or (y) to issue, register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note redeemed in part.

          (k) If Notes are issued upon the transfer, exchange or replacement of Notes subject to restrictions on transfer and bearing the legends set forth on the forms of Note attached hereto as Exhibit A-1 and Exhibit A-2, setting forth such restrictions (collectively, the "Legend"), or if a request is made to
                                      ------
remove the Legend on a Note, the Notes so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless it is delivered to the Issuer and the Note Registrar such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Issuer, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such Notes are not "restricted securities" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the direction of the Issuer, shall authenticate and deliver a Note that does not bear the Legend. If a Legend is removed from the face of a Note and the Note is subsequently held by an Affiliate of the Issuer, the Legend shall be reinstated.

          (l) None of the Trustee or the Note Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including transfers between or among participants in the Registered Depositary or beneficial owners of interest in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          SECTION 2.13 Exchange Offer. Upon occurrence of the Exchange Offer in
                       --------------
accordance with the Registration Rights Agreement or the effectiveness of a registration statement pursuant to the Securities Act, the Issuer will issue, and upon receipt of an Issuer Order in accordance with Section 2.3 hereof, the Trustee shall authenticate, (a) the Exchange Global Note in a principal amount equal to the principal amount of the beneficial interests in the Restricted Global Note and the Regulation S Global Note tendered for exchange in the Exchange Offer or for exchange for Exchange Notes registered under the registration statement, as the case may be, by Persons that certify in the applicable letters of transmittal or via the Registered Depositary's book-entry system that (i) they are not broker-dealers, (ii) they are not participating in a distribution of Exchange Notes, and (iii) they are not affiliates (as defined in Rule 144 under the Securities Act) and (b) Exchange Notes in definitive form in an aggregate principal amount equal to the principal amount of the Initial Notes in definitive form accepted for exchange in the Exchange Offer or for exchange for Exchange Notes registered under the registration statement, as the case may be. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the Restricted Global Note and Regulation S Global Note to be reduced accordingly, and the Issuer shall execute, and the Trustee shall authenticate and make available for delivery to the Persons designated by the holders of Initial Notes in definitive form so accepted, Exchange Notes in definitive form in the appropriate principal amount.

          SECTION 2.14 Mutilated, Destroyed, Lost and Stolen Notes.
                       -------------------------------------------

          (a) If (i) any mutilated or defaced Note is surrendered to the Trustee or the Issuer, and the Note Registrar and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Issuer, the Note Registrar and the Trustee evidence to their satisfaction of the ownership and authenticity thereof, and such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon the Issuer's request the Trustee shall authenticate and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, interest rate and principal amount, bearing a number not then outstanding and registered in the same manner. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Trustee in connection therewith.

          (b) Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer, upon satisfaction of the conditions set forth in clauses (i) and
(ii) of clause (a) hereof may, instead of issuing a new Note, pay such Note.

          (c) Upon the issuance of any new Note under this Section 2.14, the Issuer may require the payment of a sum sufficient to cover any Tax that may be imposed in relation thereto and any other expenses connected therewith.

          (d) Every new Note issued pursuant to this Section 2.14 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          (e) The provisions of this Section 2.14 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          SECTION 2.15 Payments.
                       --------

          (a) The Issuer hereby acknowledges and confirms that it is and at all times shall remain absolutely and unconditionally obligated to pay all amounts due and owing by the Issuer hereunder and under any other Transaction Document, as the same shall become due and owing. All payments of principal and interest required to be made by the Issuer hereunder shall be made, pursuant to the terms hereof, by the Issuer to the Trustee, by 1:00 p.m. (New York time) one Business Day prior to the scheduled date therefor. All such payments to the Trustee shall be made by the Issuer by depositing immediately available funds in U.S. dollars to the Payment Account provided for herein.

          (b) So long as any of the Notes remain Outstanding, the Issuer will maintain one or more agents in New York City to whom (i) the Notes may be presented for payment and (ii) the Notes may be presented for exchange, transfer, redemption or registration of transfer as provided in this Indenture. The Issuer may have one or more additional paying agents. Unless otherwise specified, the Issuer hereby initially designates the Corporate Trust Office as the office to be maintained by it for each such purpose and where the Note Register will be maintained. If the Issuer shall fail to so designate or maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office. Principal or interest on any Note that is payable, and punctually paid or duly provided for, on any Interest Payment Date or the Expected Maturity Date (as the same may be extended as provided hereunder) or earlier as provided herein upon any acceleration of the Notes shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Record

Date for such payment. Payment of principal of and interest on the Notes shall be made at the Place of Payment (or, if such office is not in the City of New York, at either such office or an office to be maintained in such city) payable as provided herein. No Notes need be surrendered in order to receive payment of principal interest or other amounts as provided herein.

          (c) Subject to the foregoing provisions of this Section 2.15, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

          SECTION 2.16 Taxation.
                       --------
          (a) All payments of or in respect of principal and interest on the Notes and other amounts, if any, hereunder shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, penalties, fines, duties, assessments or other governmental charges (or interest on any of the foregoing) of whatsoever nature (collectively, "Taxes")
                                                                       -----
imposed, levied, collected, withheld or assessed by, within or on behalf of the Cayman Islands, the United States or any jurisdiction from or through which payment is made, or any political subdivision or governmental authority thereof or therein having power to tax ("Taxing Jurisdiction"), unless such withholding
                                 -------------------
or deduction is required by law. In that event, the Issuer shall pay such additional amounts ("Additional Amounts") as may be necessary to ensure that the
                     ------------------
amounts received by the Noteholders or the Trustee, as the case may be, after such withholding or deduction shall equal the respective amounts of principal and interest that would have been receivable in respect of the Notes in the case of the Noteholders, or pursuant to Section 8.5, in the case of the Trustee, in the absence of such withholding or deduction. The Issuer will not, however, pay any Additional Amounts in connection with any tax, duty, assessment or other governmental charge that is imposed due to any of the following ("Excluded
                                                                  --------
Additional Amounts"):
------------------

          (i) the Noteholder or beneficial owner has some connection with the Taxing Jurisdiction other than merely holding the Notes or receiving principal or interest payments on the Notes (such as citizenship, nationality, residence, domicile, or existence of a business, a permanent establishment, a dependent agent, a place of business or a place of management present or deemed present within the Taxing Jurisdiction);

          (ii) any tax imposed on, or measured by, net income;

          (iii) the Noteholder or beneficial owner fails to comply with any certification, identification or other reporting requirements concerning its nationality, residence, identity or connection with the Taxing Jurisdiction, if (A) such compliance is required by applicable law, regulation, administrative practice or treaty as a precondition to exemption from all or a part of the tax, duty, assessment or other governmental charge, (B) the Noteholder or beneficial owner is able to comply with such requirements without undue hardship and (C) at least 30 calendar days prior to the first payment date with respect to which such requirements under the applicable law, regulation, administrative practice or treaty shall apply, the Issuer has notified all Noteholders that they will be required to comply with such requirements;

          (iv) the Noteholder fails to present (where presentation is required) its Note within 30 calendar days after the Issuer has made available to the Noteholder a payment of principal or interest, provided that the Issuer will pay Additional Amounts which a Noteholder would have been entitled to had the Note owned by such Noteholder been presented on any day (including the last day) within such 30-day period;

          (v) any estate, inheritance, gift, value added, use or sales taxes or any similar taxes, assessments or other governmental charges;

          (vi) where any Additional Amounts are imposed on a payment on the Notes to an individual and is required to be made pursuant to any European Union Directive on the taxation of savings income relating to the proposal for a Directive on the taxation of savings income published by the European Commission on July 18, 2001 or otherwise implementing the conclusions of the Economic and Financial Council of Ministers of the member states of the European Union (ECONFIN) Council meeting of 26 and 27 November 2000 or any law implementing or complying with, or introduced in order to conform to, any such Directive;

          (vii) where the Noteholder or beneficial owner could avoid any Additional Amounts by requesting that a payment on the Notes be made by, or presenting the relevant Notes for payment to, another Paying Agent located in a Member State of the European Union; or

          (viii) any combination of (i), (ii), (iii), (iv), (v), (vi) and (vii) above.

          (b) The Issuer will (i) make such withholding or deduction on its payments of principal and interest on the Notes as required by the relevant Taxing Jurisdiction and (ii) remit the full amount withheld or deducted to the relevant taxing authority in accordance with applicable law. The Issuer will furnish to the Trustee, within 30 calendar days after the date of payment of any such taxes, duties, assessments or other governmental charges due pursuant to applicable law, certified copies of tax receipts or, if such receipts are not obtainable, documentation reasonably satisfactory to the Trustee evidencing such payment. Upon request, copies of such receipts or other documentation, as the case may be, will be made available to the Noteholders.

          (c) At least 10 Business Days prior to the first Interest Payment Date for the Notes, and, if there has been any change with respect to the matters set forth in the belowmentioned certificate at least 10 Business Days prior to each Interest Payment Date for the Notes, the Issuer shall furnish to the Trustee an Officer's Certificate instructing the Trustee as to any circumstances in which payments of principal of or interest on the Notes (including Additional Amounts) due on such date shall be subject to deduction or withholding for or on account of any taxes and the rate of any such deduction or withholding. The Issuer covenants to indemnify the Trustee and any other Paying Agents for, and to hold each harmless against, any loss, liability or expense reasonably incurred without negligence, bad faith or willful misconduct on their part, arising out of or in connection with actions taken or not taken by any of them in reliance on any certificate furnished to them pursuant to this paragraph or the failure to furnish any such certificate. The obligations of the Issuer under the preceding sentence shall survive the resignation or removal of the Trustee, the Registrar or any Paying Agent. Any certificate required by this Section 2.16 to be provided to the Trustee and any other Paying Agent shall be deemed to be duly provided if telecopied to the Trustee and such other Paying Agent. Upon request, the Issuer shall provide the Trustee with documentation reasonably satisfactory to the Trustee evidencing the payment of taxes in respect of which the Issuer has paid any Additional Amounts. Copies of such documentation shall be made available by the Trustee to the Noteholders or the other Paying Agents, as applicable, upon request therefor.

          (d) The Issuer will, upon written request of any Noteholder or beneficial owner of a Note, indemnify and hold harmless and reimburse such Noteholder for the amount of taxes, duties, assessments or other governmental charges of a Taxing Jurisdiction so levied or imposed and paid by such Noteholder as a result of payments made under or with respect to the Note, so that the net amount received by such Noteholder after such reimbursement would not be less than the net amount the Noteholder would have received if such taxes, duties, assessments or other governmental charges of such Taxing Jurisdiction would not have been imposed or levied.

          (e) The Issuer shall promptly pay when due any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies that arise in a Taxing Jurisdiction from the execution, delivery, enforcement or registration of each Note or any other document or instrument referred to herein or therein. The Issuer shall indemnify and make whole the Noteholders for any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies payable by the Issuer as provided in this clause (e) paid by such Noteholders.

          (f) All references in this Indenture to principal, interest, and other amounts payable hereunder shall be deemed to include references to any Additional Amounts payable under this Section 2.16 with respect to such principal, interest, or other amounts. The foregoing obligations shall survive any termination, defeasance or discharge of the Notes and this Indenture.

          (g) If the Issuer shall at any time be required to pay Additional Amounts to Noteholders pursuant to the terms of this Indenture, the Issuer will use its reasonable endeavors to obtain an exemption from the payment of (or otherwise avoid the obligation to pay) the tax, assessment or other governmental charge which has resulted in the requirement that it pay such Additional Amounts.

          SECTION 2.17 Persons Deemed Owners Subject to Section 2.12, prior to
                       ---------------------
due presentment of a Note for registration of transfer, the Person in whose name any Note is registered shall be deemed to be the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, regardless of any notice to anyone to the contrary. The Noteholder may grant proxies and otherwise authorize any Person, including members of, or participants in, the Registered Depositary and Persons that may hold interests through such members of, or participants in, the Registered Depositary, to take any action that a Noteholder is entitled to take under this Indenture or the Notes.

          SECTION 2.18 Cancellation.
                       ------------

          All Notes surrendered for payment, redemption, registration of transfer or exchange or deemed lost or stolen shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee for cancellation and may not be reissued or sold. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever. All Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.18, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be held by the Trustee in accordance with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be returned to it.

          SECTION 2.19 Allocation of Principal and Interest.
                       ------------------------------------

          Each payment of principal of and interest on each Note shall be applied, first, to the payment of accrued but unpaid interest on such Note (as
         -----
well as any interest on overdue principal or, to the extent permitted by applicable Law, overdue interest) to the date of such payment, second, to the
                                                               ------
payment of the principal amount of and interest on such Note then due (including any overdue installment of principal) thereunder, and third, the balance, if
                                                      -----
any, to the payment of the principal amount of such Note remaining unpaid.

          SECTION 2.20 CUSIP and ISIN Numbers. The Issuer in issuing the Notes
                       ----------------------
may use CUSIP and ISIN numbers (if then generally in use), and, if so, the Trustee shall use CUSIP and ISIN numbers in notices of redemption as a convenience to Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any initial CUSIP and/or ISIN numbers and any change in the CUSIP or ISIN numbers.

          SECTION 2.21 Noteholder Lists. The Trustee shall preserve in as
                       ----------------
current form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders and shall otherwise comply with
Section 312(a) of the Trust Indenture Act. If the Trustee is not the Note Registrar, or to the extent otherwise required under the Trust Indenture Act, the Issuer shall furnish to the Trustee, in writing at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Noteholders, and the Issuer shall otherwise comply with Section 312(a) of the Trust Indenture Act.

                                   ARTICLE III

                            ESTABLISHMENT OF ACCOUNTS

          SECTION 3.1 Establishment and Administration of Payment Account. (a)
                      ---------------------------------------------------
On the Closing Date, the Trustee shall establish (and shall promptly notify the Issuer of the establishment of such account, including the relevant account numbers and other relevant identifying details) and, until the Notes and all accounts due in respect thereof have been paid in full, maintain a special purpose non-interest bearing trust account (the "Payment Account") into which
                                                 ---------------
all payments required to be made by the Issuer under or with respect to the Notes shall be deposited. The Issuer agrees that the Payment Account shall be maintained in the name of the Trustee and under its sole dominion and control (acting on behalf of the Noteholders) and used solely to make payments of principal, interest and other amounts from time to time due and owing on, or with respect to, the Notes. No funds contained in the Payment Account shall be used for any other purpose or in any manner not expressly provided for herein nor shall the Issuer or any other Person have an interest therein or amounts on deposit therein.

          (b) The Trustee shall apply all such amounts as from time to time are on deposit in the Payment Account to all such amounts as are due to the Noteholders pursuant to this Indenture or otherwise. All such amounts shall be applied ratably, without preference or priority of any kind among Noteholders, in accordance with this Indenture.

                                   ARTICLE IV

                                   REDEMPTION

          SECTION 4.1 Mandatory Redemption. The Issuer shall be required to
                      --------------------
mandatorily redeem the Notes on the Expected Maturity Date (as the same may be extended as provided in Section 2.6 or earlier upon any acceleration thereof in accordance with this Indenture) by making a payment to the Trustee, on behalf of the Noteholders, equal to the principal amount of the Notes Outstanding together with all accrued but unpaid interest thereon and other amounts due and payable under the terms of the Notes and this Indenture.

          SECTION 4.2 No General Optional Redemption. The Issuer shall have no
                      ------------------------------
right to redeem all or any portion of the Notes except as provided in Section
4.3.

          SECTION 4.3 Optional Redemption in the Event of Change in Tax
                      -------------------------------------------------
Treatment. (a) The Notes may be redeemed at the election of the Issuer, as a
---------
whole, but not in part, at any time upon the giving of notice as provided in
Section 4.4, solely if (i) the Issuer certifies to the Trustee immediately prior to the giving of such notice that it has or will become obligated to pay Additional Amounts with respect to the Notes as a result of any generally applicable change in or amendment to the laws or regulations of a Taxing Jurisdiction, or any generally applicable change in the application or official interpretation of such laws or regulations, which change or amendment, in each case, occurs after the date of issuance of any of the Notes and (ii) such obligation cannot be avoided by the Issuer taking reasonable measures available to it; provided, however, that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts, if a payment in respect of the Notes were then due. Prior to the giving of any notice of redemption of the Notes pursuant to this Section 4.3, the Issuer shall deliver to the Trustee an Officers' Certificate, stating that the Issuer is entitled to effect such a redemption pursuant to this Indenture, and setting forth in reasonable detail a statement of the facts giving rise to such right of redemption. Concurrently, the Issuer will deliver to the Trustee a written Opinion of Counsel, in form and substance satisfactory to the Trustee, stating, among other things, that the Issuer has become obligated to pay such Additional Amounts as a result of a change or amendment described in this Section 4.3 and that the Issuer cannot avoid payment of such Additional Amounts by taking reasonable measures available to it and that all Governmental Approvals necessary for the Issuer to effect such redemption have been obtained and are in full force and effect or specifying any such necessary approvals that as of the date of such opinion have not been obtained.

          (b) In the event the Issuer determines to redeem the Notes as permitted hereunder, the Issuer shall be required to specify in its notice the proposed date of redemption (the "Optional Redemption Date") and shall pay to
                                  ------------------------
the Trustee (on behalf of the Noteholders) on the Optional Redemption Date an amount equal to the sum of (i) the aggregate principal amount of the Notes that are then Outstanding, (ii) all accrued but unpaid interest on the Notes at the applicable Note Rate through and including the Optional Redemption Date and
(iii) all other amounts then due on the Notes as provided in this Indenture or the Notes (collectively, the "Optional Redemption Price"). The Notes shall not
                              -------------------------
be deemed repaid and cancelled unless and until the Trustee shall have received in the Payment Account the Optional Redemption Price.

          (c) For purposes of this Section 4.3 and notwithstanding anything to the contrary under the terms of this Indenture, the Notes or the Standby Purchase Agreement, any payment made by the Issuer to the Standby Purchaser with respect to a Note or the Standby Purchase Agreement shall constitute or be deemed to constitute a payment of other than (i) Additional Amounts or (ii) taxes, duties, assessments or other governmental charges whatsoever imposed by a Taxing Jurisdiction.

          SECTION 4.4 Notice of Redemption. Notice of redemption contemplated by
                      ---------------------
Section 4.3 shall be given by the Issuer by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the proposed Optional Redemption Date, to each Noteholder, at its address appearing in the Note Register. All notices of redemption shall state:

          (i) the Optional Redemption Date;

          (ii) the Optional Redemption Price (as calculated as of the specified Optional Redemption Date);

          (iii) the names and addresses of the Paying Agents;

          (iv) that Notes called for redemption must be surrendered to a Paying Agent to collect the Optional Redemption Price;

          (v) that on the Optional Redemption Date the Optional Redemption Price will become due and payable upon each such Note, and that interest, if any, thereon shall cease to accrue from and after said date; and

          (vi) the CUSIP number, if any.

          SECTION 4.5 Deposit of Optional Redemption Price. At least one
                      ------------------------------------
Business Day prior to any Optional Redemption Date, the Issuer shall deposit with the Trustee an amount of money sufficient to pay the Optional Redemption Price of all the Notes. The Issuer will cause the bank through which payment on the Notes is to be made to deliver to the Paying Agent and Trustee by 1.00 p.m. New York time, one Business Day prior to the due date for such irrevocable confirmation (by tested telex, facsimile or authenticated Swift MT 100 Message) of its intention to make such payment. At least one Business Day prior to any Optional Redemption Date, the Issuer will provide to the Paying Agent a notice regarding the payment by the Issuer to the Paying Agent of the Optional Redemption Price.

          SECTION 4.6 Notes Payable on Optional Redemption Date.
                      -----------------------------------------

          Notice of Optional Redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Optional Redemption Date, become due and payable at the Optional Redemption Price therein specified and from and after such date (unless the Issuer shall default in the payment of the Optional Redemption Price) such Notes shall cease to bear interest. Upon surrender of such Notes for redemption in accordance with the notice, such Notes shall be paid by the Issuer at the Optional Redemption Price. Installments of interest due on or prior to the Optional Redemption Date shall be payable to the Noteholders registered as such on the relevant Record Dates. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the Note Rate.

          SECTION 4.7 Open Market Purchases. The Issuer, the Standby
                      ---------------------
Purchaser or any Subsidiary or Affiliate thereof may at any time purchase any Notes in the open market or otherwise at any price; provided, however, that, in determining whether Noteholders holding any requisite principal amount of Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, the Standby Purchaser and each of their respective Subsidiaries or Affiliates shall be deemed not Outstanding for the purposes thereof.

                                    ARTICLE V

                            CREDIT AND OTHER SUPPORT

          SECTION 5.1 Standby Purchase Agreement. The Issuer and the Trustee
                      --------------------------
hereby acknowledge that the purpose and intent of the Standby Purchaser in providing the Standby Purchase Agreement is to give effect to the agreement of the Standby Purchaser, from time to time upon the receipt of a specified notice from the Trustee in substantially the form of either

Exhibit E-1 or E-2, as applicable, to this Indenture that the Issuer has failed to make the required payments under the Notes and this Indenture, to purchase the Noteholders' claims against the Issuer, whether such claims are in respect of principal, interest or any other amounts (including Additional Amounts). Each such notice shall be delivered by the Trustee to the Standby Purchaser no later than 5:00 p.m. (New York time) on the Business Day prior to each Payment Date to the extent that the Issuer has failed to make any payment hereunder in accordance with the provisions of Section 2.14(a) hereof by 1:00 p.m. (New York time) on the Business Day before such Payment Date. The Noteholders (by acceptance of the Notes upon issuance) shall be deemed to have consented to the sale by the Trustee, on behalf of the Noteholders, of all rights such Noteholders may have to receive amounts due on or in respect of the Notes that are not paid by the Issuer in accordance with the requirements of this Indenture and receipt by such Noteholder of funds paid by the Standby Purchaser under the Standby Purchase Agreement in respect of such unpaid amounts shall extinguish such Noteholder's claims against the Issuer in respect of any such unpaid amounts. The Trustee agrees to treat the Standby Purchase Agreement in substantially the same fashion as it would a guarantee or similar obligation and shall promptly deposit in the Payment Account any funds it receives from the Standby Purchaser under or pursuant to the Standby Purchase Agreement.

          SECTION 5.2 The Letter of Credit. (a) On the Closing Date the Issuer
                      --------------------
and the Standby Purchaser shall cause a Letter of Credit to be delivered to the Trustee in an amount equal to U.S.$55,166,328.

          (b) The Letter of Credit described in Section 5.2(a) above may be replaced at the option of the Issuer and the Standby Purchaser by one or more Letters of Credit in accordance with the procedure described in Section 5.4.

          (c) Promptly, but in no event later than two Business Days after the date on which the Standby Purchaser fails to convert Reais into U.S. dollars and transfer U.S. dollars outside of Brazil in satisfaction of its payment obligations under the Standby Purchase Agreement, the Issuer and the Standby Purchaser shall deliver to the Trustee a certificate in substantially the form of Exhibit F hereto (the "Certificate of Inconvertibility") (i) certifying that
                          -------------------------------
the occurrence of an Inconvertibility Event or an Expropriation Event that resulted in the Standby Purchaser's inability to perform its payment obligations under the Standby Purchase Agreement, (ii) certifying that no other funds are otherwise available to make any payments due under the Notes and (iii) specifying the amount to be drawn from the Letter of Credit in accordance with
Section 5.2(d)(ii)(A).

          (d) The Trustee shall be required to draw upon the Letter of Credit, as follows:

               (i) Drawing in full. Pursuant to the Letter of Credit, the
                   ---------------
Trustee shall draw on the Letter of Credit for its full amount:

               (A) immediately after the Trustee receives written notice from Moody's that it has either withdrawn the short term debt rating of the financial institution that is the issuer of the Letter of Credit or lowered such rating to below "P-1"; or

               (B) on the tenth calendar day prior to the expiry of the Letter of Credit in accordance with its terms, if the issuer of the Letter of Credit shall have notified the Trustee of its intention to not renew or replace the Letter of Credit prior to its expiry and neither the Issuer nor the Standby Purchaser shall have (i) complied with the provisions of Section 5.4(a) hereof and (ii) caused an executed replacement Letter of Credit to be delivered to the Trustee prior to such tenth calendar day; or

          (ii) Drawings in part. Pursuant to the Letter of Credit, the Trustee
               ----------------
shall, from time to time draw on the Letter of Credit in part:

               (A) in an amount equal to the L/C Partial Drawing Amount less any amounts on deposit in the Payment Account therefor, which such drawing shall be made no later than the date of receipt by the Trustee of a Certificate of Inconvertibility from the Issuer and the Standby Purchaser; provided, however, that any Certificate of Inconvertibility received by the Trustee after 12:00 p.m. New York time on any Business Day shall be deemed for the purposes of this Section 5.2 to be received on the next succeeding Business Day.

               (B) to the extent that more than one Letter of Credit is outstanding on any drawing date as set forth in Section 5.2(d)(ii)(A) above, the Trustee shall, in relation to a drawing made under Section 5.2(d)(ii)(A), draw from each such Letter of Credit in an amount which is equal to the pro-rata portion (based on the then outstanding amounts of all such Letters of Credit) of the amounts required to be drawn under Section 5.2(d)(ii)(A); provided, however, that if the issuer of any Letter of Credit fails to pay any amount due under such Letter of Credit by 10:00 a.m. (New York time) on the Business Day after any request for drawing has been made pursuant to Section 5.2(d)(ii)(A), the Trustee shall draw on each other Letter of Credit in the manner specified in this subsection (B) for the unpaid balance of amounts drawn under this Section 5.2(d)(ii).

          (e) The Trustee shall deposit all of the proceeds from any drawing under the Letter of Credit into the Reserve Account. All withdrawals from the Reserve Account shall be made in accordance with the provisions of Section 5.3 hereof.

          SECTION 5.3 Establishment and Administration of the Reserve Account.
                      -------------------------------------------------------
(a) On the Closing Date, the Trustee shall establish a segregated non-interest bearing trust account (the "Reserve Account") with The Bank of New York for the
                            ---------------
benefit of the Noteholders. The Reserve Account shall initially be funded by or on behalf of the Issuer in an amount equal to U.S.$3,046,875, which amount shall be equal to the sum of (b) eighteen months of interest on the Outstanding principal amount of the Notes on the Closing Date at a rate equal to 0.5% per annum, (c) 90 days of interest on the amount of interest (calculated at the Note Rate in effect on the Closing Date) due on any Interest Payment Date at a rate equal to 0.5% per annum and (d) 90 days of interest on an amount equal to 0.25% of the Outstanding principal amount of the Notes on the Closing Date at a rate equal to the Note Rate plus 0.5% per annum. All of the proceeds of a drawing on any Letter of Credit shall, pursuant to the terms hereof and thereof, be deposited in the Reserve Account when and if a drawing is made on any such Letter of Credit pursuant to Section 5.2 hereof and the terms thereof.

          (e) The Issuer agrees that the Reserve Account shall be maintained in the name of the Trustee and under its sole dominion and control (acting on behalf of the Noteholders), shall only contain funds deposited by the Issuer or the issuer of the Letter of Credit as expressly permitted hereunder and shall be used solely to make payments of principal, interest and other amounts from time to time due and owing on, or with respect to, the Notes. No funds contained in the Reserve Account shall be used for any other purpose or in any manner not expressly provided for herein nor shall the Issuer or any other Person have any right of withdrawal or any other interest therein or in amounts on deposit therein.

          (f) So long as no Default or Event of Default shall have occurred and be continuing, (i) the amounts on deposit in the Reserve Account shall be invested by the Trustee in Permitted Investments as directed by the Issuer in writing so long as all Permitted Investments purchased by the Trustee during any Interest Period must mature no later than two Business Days prior to the next succeeding Interest Payment Date occurring after the investment of such amounts and (ii) interest earned on Permitted Investments deposited in the Reserve Account, if any, shall be paid on the ninth calendar day of each month (or if such calendar day is not a Business Day, the next succeeding Business Day following such calendar day), to an account specified by the Issuer in writing. On the Closing Date, the Issuer shall provide account details for the amounts mentioned in clause (ii) above which shall remain valid until the Final Maturity Date unless the Issuer informs the Trustee otherwise. Upon the occurrence and during the continuance of a Default or an Event of Default, all interest earned on amounts on deposit in the Reserve Account shall be retained by the Trustee in the Reserve Account and all such interest shall be available to the Trustee to make any payment of principal, interest and/or other amounts due under the Notes and this Indenture. The Trustee shall, within two Business Days after the Trustee receives written notice thereof, notify the Issuer in writing (with a copy of such notice to Moody's) of the occurrence of any decrease in the rating of any Permitted Investment of the type referred to in clauses (b) and (d) of the definition thereof to a level below "P-1".

          (g) If a Default or Event of Default shall have occurred and be continuing or the Trustee shall not have received any direction from the Issuer as to the Permitted Investments to be purchased as provided in Section 5.3(c), all amounts on deposit in the Reserve Account will be invested by the Trustee in investments of the type described in clause (f) of the definition of Permitted Investments.

          (h) On the Reserve Account Withdrawal Date, and as long as the funds on deposit in the Payment Account are insufficient to pay all accrued and unpaid interest due on the Notes on such Reserve Account Withdrawal Date, the Trustee shall withdraw from the Reserve Account and pay to the Payment Account, to the extent that funds are available therefor an amount equal to (i) the interest due on the Notes on the Interest Payment Date related to such Reserve Account Withdrawal Date and (ii) the amount of interest due on the amount specified in clause (i) in accordance with Section 2.7 hereof on such Reserve Account Withdrawal Date.

          (i) Upon the Issuer and the Standby Purchaser having satisfied their obligations under the Registration Rights Agreement in respect of the Notes, the Trustee shall, (i) upon the receipt of an Officer's Certificate from both the Issuer and the Standby Purchaser certifying to the registration of the Notes under the Securities Act and the satisfaction of their obligations under the Registration Rights Agreement, and (ii) so long as no Default or Event of Default is continuing, withdraw from the Reserve Account and pay to the Issuer all amounts, if any, on deposit in the Reserve Account (when aggregated with all amounts available under the Letter of Credit after giving effect to any reduction in the Letter of Credit made pursuant to Section 5.4(d)) in excess of the amount represented by the Letter of Credit on the Closing Date as set forth in Section 5.2(a) hereto.

          (j) Upon the Trustee having allowed the Letter of Credit to expire in accordance with Section 5.4(d) hereof and so long as no Default or Event of Default is continuing, the Trustee shall withdraw from the Reserve Account and pay to the Issuer, within two Business Days from the date of such expiration, all funds on deposit in the Reserve Account and shall terminate the Reserve Account or cause the Reserve Account to be terminated.

          (k) Upon all obligations on the Notes and this Indenture being satisfied in full and this Indenture being terminated, the Trustee shall release from the Reserve Account and promptly pay to the Issuer any funds then on deposit in the Reserve Account and shall terminate the Reserve Account or cause the Reserve Account to be terminated.

          SECTION 5.4 Modifications to Credit Support Arrangements.
                      --------------------------------------------

          (a) Replacement of the Letter of Credit with Multiple Letters of
              ------------------------------------------------------------
Credit. The Letter of Credit issued on the Closing Date may at any time be
------
replaced at the option of the Issuer and the Standby Purchaser by one or more Letters of Credit having in the aggregate a collective face or drawable amount equal to the amount then available under the Letter of Credit issued on the Closing Date provided that, at such time:

          (i) no Default or Event of Default shall have occurred or be continuing or will occur as a result of the replacement of the Letter of Credit by one or more Letters of Credit as aforesaid;

          (ii) Moody's reconfirms that the then current rating of the Notes both before and after the replacement of the Letter of Credit by one or more Letters of Credit is and will be not less than "Baa1";

          (iii) the Issuer shall have submitted a draft of such letter of credit to the Trustee not less than five Business Days prior to the proposed delivery thereof;

          (iv) the Trustee shall have approved of the form of the Letter of Credit; and

          (v) on the date that such replacement Letter of Credit is to be delivered, the Issuer shall deliver, or cause to be delivered, an executed replacement Letter of Credit in the form supplied to, and approved by, the Trustee as contemplated above.

          (b) Replacement of Letters of Credit with Cash. The Letter of Credit
              ------------------------------------------
issued on the Closing Date or replaced as contemplated in (a) above may be replaced with an equivalent amount of U.S. dollars deposited in the Reserve Account by or on behalf of the Issuer provided that:

          (i) no Default or Event of Default shall have occurred or be continuing or will occur as a result of the replacement of the Letter of Credit;

          (ii) Moody's reconfirms that the then current rating of the Notes both before and after the replacement of the Letter of Credit with U.S. dollars deposited in the Reserve Account as contemplated herein is and will be not less than "Baa1";

          (iii) the Trustee receives an Opinion of Counsel containing no material qualification and otherwise reasonably acceptable to the Trustee and Moody's issued by a counsel experienced in international securities transactions stating that (A) the U.S. dollars to be deposited in the Reserve Account are and will not be subject to avoidance as a preference, fraudulent conveyance or similar circumstance under applicable bankruptcy, insolvency or similar laws and (B) the Reserve Account and the funds deposited and to be deposited therein are and will be subject to a valid and properly perfected first priority security interest, pledge, charge or similar encumbrance in favor of the Trustee (on behalf of the Noteholders) under applicable law; and

          (iv) the Trustee certifies that it is satisfied that the replacement of the Letter of Credit will not have an adverse effect on the rights of the Noteholders, and in making such determination the Trustee shall be entitled to conclusively rely on an Opinion of Counsel to such effect.

          (c) Replacement of Cash with Letter of Credit. In the event that the
              -----------------------------------------
Issuer wishes to replace the amounts on deposit in the Reserve Account with one or more Letters of Credit, the Issuer may do so provided it shall have complied with the following:

          (i) the Issuer shall have submitted a draft of such Letter of Credit to the Trustee not less than five Business Days prior to the proposed delivery thereof;

          (ii) the Trustee shall have approved of the form of the Letter of Credit;

          (iii) on the date that such Letter of Credit is to be delivered, the Issuer shall deliver, or cause to be delivered an executed letter of credit in the form supplied to, and approved by, the Trustee as contemplated above; and

          (iv) Moody's reconfirms that the current rating of the Notes both before and after replacement of the amounts on deposit in the Reserve Account with the Letter of Credit is and will not be less than "Baa1".

Upon receipt of the executed Letter of Credit as contemplated above, the Trustee shall, on the next Business Day after such receipt, release from the Reserve Account and pay to the Issuer an amount equal to the amount available under any such Letter of Credit delivered in accordance with subsection (ii) above; provided, however, that if the executed Letter of Credit submitted to the Trustee as contemplated above is received by the Trustee after 4:00 p.m. (New York time) on any Business Day such Letter of Credit shall be deemed to have been received on the next Business Day after such receipt.

          (d) Permitted Cancellation of the Letter of Credit. Notwithstanding
              ----------------------------------------------
the provisions of Section 5.2(d)(i)(B) hereof, at any time after the Closing Date and so long as no Default or Event of Default has occurred and is continuing, the Trustee, at the written direction of the Issuer, may allow the Letter of Credit to expire in accordance with its terms without drawing on such Letter of Credit upon receipt of confirmation from Moody's that its then current
                                 t such rating will not be lowered or withdrawn
--------------------------------
as a result of such expiration.Additionally, upon the Issuer and the Standby Purchaser having satisfied their obligations under the Registration Rights Agreement in respect of the Notes, the Trustee shall at the request of the Issuer and, (i) upon the receipt of an Officer's Certificate from both the Issuer and the Standby Purchaser certifying to the registration of the Notes under the Securities Act and the satisfaction of their obligations under the Registration Rights Agreement, and (ii) so long as no Default or Event of Default is continuing, reduce the amount on deposit in the Reserve Account and/or exchange the Letter of Credit for a new or replacement Letter of Credit in an amount (when aggregated with all amounts on deposit in the Reserve Account after giving effect to any reduction in such account pursuant to Section 5.3(f)) equal to U.S.$55,166,328.

                                   ARTICLE VI

                                    COVENANTS

          For so long as the Notes remain outstanding or any amount remains unpaid on such Notes under this Indenture, the Issuer will, and will cause each of its Subsidiaries to, comply with the terms and covenants set forth below (except as otherwise provided in a Board Resolution duly amending this Indenture as provided herein).

          SECTION 6.1 Payment of Principal and Interest.
                      ---------------------------------

          The Issuer will duly and punctually pay the principal of and interest and other amounts (including any Additional Amounts) on the Notes in accordance with the terms of the Notes and this Indenture.

          SECTION 6.2 Performance Under the Transaction Documents.
                      -------------------------------------------
          The Issuer will agree to duly and punctually perform, comply with and observe all obligations and agreements to be performed by it under the terms of the Transaction Documents.

          SECTION 6.3 Maintenance of Corporate Existence.
                      ----------------------------------

          The Issuer will, and will cause each of its Subsidiaries to, (a) maintain in effect its corporate existence and all registrations necessary therefor except as otherwise permitted by Section 6.15 and (b) take all reasonable actions to maintain all rights, privileges, titles to property, franchises, concessions and the like necessary or desirable in the normal conduct of its business, activities or operations; provided, however, that this
Section 6.3 shall not require the

Issuer to maintain or cause any Subsidiary thereof to maintain any such right, privilege, title to property or franchise or to preserve the corporate existence of any Subsidiary, if, the Board of Directors of the Issuer shall determine in good faith that (i) the maintenance or preservation thereof is no longer necessary or desirable in the conduct of the business of the Issuer and that
(ii) the failure to do so does not, and will not, have a Material Adverse
Effect.

          SECTION 6.4 Maintenance of Properties. The Issuer will, and will cause
                      -------------------------
each of its Subsidiaries to, maintain and keep in good condition, repair and working order (normal wear and tear excepted) all its properties used or useful in the conduct of its or its Subsidiaries businesses and will cause, and will cause each of its Subsidiaries to cause, to be made all necessary repairs, renewals, replacements and improvements thereof, all as in the judgment of the Issuer shall be necessary properly to conduct at all times the business carried on in connection therewith; provided that this Section 6.4 shall not require the Issuer to maintain or cause any Subsidiary thereof to maintain any of such properties if the Board of Directors of the Issuer shall determine in good faith, that (i) the maintenance thereof is no longer necessary or desirable in the conduct of the business of the Issuer and (ii) the failure to maintain such properties does not, and will not, have a Material Adverse Effect.

          SECTION 6.5 Compliance with Laws. The Issuer will comply, and will
                      --------------------
cause its Subsidiaries to comply, at all times in all material respects with all applicable Laws (including, without limitation, Environmental Laws) of any Governmental Authority having jurisdiction over the Issuer, the Issuer's business or any of the transactions contemplated herein, except where the failure so to comply would not have a Material Adverse Effect.

          SECTION 6.6 Maintenance of Government Approvals. The Issuer will, and
                      -----------------------------------
will cause its Subsidiaries to, duly obtain and maintain in full force and effect all approvals, consents or licenses of any Governmental Authority which are necessary under the laws of Brazil, the Cayman Islands or any other jurisdiction having jurisdiction over the Issuer or the Issuer's business, or the transactions contemplated herein in order for the Issuer to conduct its business or for the Issuer to perform its obligations under this Indenture, the Notes each of the Transaction Documents or the validity or enforceability thereof except, in the case of such approval, consent or license relating to the conduct of the Issuer's business, where the failure so to comply would not have a Material Adverse Effect.

          SECTION 6.7 Payments of Taxes and Other Claims. The Issuer will, and
                      ----------------------------------
will cause each of its Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all Taxes, assessments and governmental charges levied or imposed upon the Issuer or such Subsidiary, as the case may be, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer or such Subsidiary, as the case may be; provided, however, that this Section 6.7 shall not require the Issuer to, or cause any Subsidiary thereof to, pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith and, if appropriate, by appropriate legal proceedings or where the failure to do so would not have a Material Adverse Effect.

          SECTION 6.8 Maintenance of Insurance. The Issuer will, and will cause
                      ------------------------
each of its Subsidiaries to, maintain insurance with insurance companies that the Issuer reasonably believes to be financially sound in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning or operating properties or facilities similar to those owned or operated by the Issuer or its Subsidiaries, as the case may be, in the same general locations in which the Issuer and its Subsidiaries own or operate their properties or facilities, except when the failure to do so would not have a Material Adverse Effect.

          SECTION 6.9 Maintenance of Books and Records.The Issuer shall, and
                      --------------------------------
shall cause each of its Subsidiaries to, maintain books, accounts and records in accordance with U.S. GAAP.

          SECTION 6.10 Maintenance of Office or Agency.So long as any of the
                       -------------------------------
Notes are Outstanding, the Issuer will maintain in the Borough of Manhattan, the City of New York, an office or agency where notices to and demands upon the Issuer in respect of this Indenture and the Notes may be served, and the Issuer will not change the designation of such office without prior notice to the Trustee and designation of a replacement office in the same general location. If at any time the Issuer shall fail to maintain any required office or agency or shall fail to furnish the Trustee with the address thereof, all presentations, surrenders, notices and demands may be served at the Corporate Trust Office and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          SECTION 6.11 Ranking.The Issuer shall ensure that the Notes will at
                       -------
all times constitute general senior, unsecured and unsubordinated obligations of the Issuer and will rank pari passu, without any preferences among themselves, with all other present and future unsecured and unsubordinated obligations of the Issuer (other than obligations preferred by statute or by operation of law).

          SECTION 6.12 Use of Proceeds.The Issuer will use the proceeds from the
                       ---------------
offer and sale of the Notes principally to finance the purchase of oil imports and to repay short-term indebtedness.

          SECTION 6.13 Notice of Defaults and Events of Default.The Issuer will
                       ----------------------------------------
give notice to the Trustee, as soon as is practicable and in any event within ten calendar days after the Issuer becomes aware or should reasonably become aware of the occurrence, of any Default or any Event of Default, accompanied by an Officer's Certificate of the Issuer setting forth the details thereof and stating what action that the Issuer proposes to take with respect thereto.

          SECTION 6.14 Notice of Expropriation or Inconvertibility Events. The
                       --------------------------------------------------
Issuer will give notice to the Trustee, as soon as is practicable and in any event within five calendar days after the Issuer becomes aware of any action taken by the Brazilian government that could give rise to an Expropriation Event or an Inconvertibility Event. The Issuer shall request that the Standby Purchaser give similar notice to the Trustee.

          SECTION 6.15 Limitation on Consolidation, Merger, Sale or Conveyance
                       -------------------------------------------------------
(a) The Issuer will not, in one or a series of transactions, consolidate or amalgamate with or merge into any corporation or convey, lease or transfer substantially all of its properties, assets or revenues to any Person (other than a direct or indirect Subsidiary of the Standby Purchaser) or permit any Person (other than a direct or indirect Subsidiary of the Issuer) to merge with or into it, unless:

          (i) either the Issuer is the continuing entity or the Person (the "Successor Company") formed by such consolidation or into which the Issuer
      -----------------
     is merged or that acquired or leased such property or assets of the Issuer will be a corporation organized and validly existing under the laws of the Cayman Islands and shall assume (jointly and severally with the Issuer unless the Issuer shall have ceased to exist as a result of such merger, consolidation or amalgamation), by a supplemental indenture (the form and substance of which shall be previously approved by the Trustee), all of the Issuer's obligations under this Indenture;

          (ii) the Successor Company (jointly and severally with the Issuer unless the Issuer shall have ceased to exist as part of such merger, consolidation or amalgamation) agrees to indemnify each Noteholder against any tax, assessment or governmental charge thereafter imposed on such Noteholder solely as a consequence of such consolidation, merger, conveyance, transfer or lease with respect to the payment of principal of, or interest on, the Notes;

          (iii) immediately after giving effect to such transaction, no Event of Default and no Default has occurred and is continuing;

          (iv) the Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger consolidation, sale, transfer or other conveyance or disposition and the amendment to this Indenture complies with the terms of this Indenture and that all conditions precedent provided for herein and relating to such transaction have been complied with; and

          (iv) the Issuer has delivered notice of any such transaction to Moody's (which notice shall contain a description of such merger, consolidation or conveyance).

          (b) Notwithstanding anything to the contrary in the foregoing, so long as no Default or Event of Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom:

          (i) the Issuer may merge, amalgamate or consolidate with or into, or convey, transfer, lease or otherwise dispose of all or substantially all of its properties, assets or revenues to a direct or indirect Subsidiary of the Issuer or the Standby Purchaser in cases when the Issuer is the surviving entity in such transaction and such transaction would not have a material adverse effect on the Issuer and its Subsidiaries taken as a whole, it being understood that if the Issuer is not the surviving entity, the Issuer shall be required to comply with the requirements set forth in the previous paragraph; or

          (ii) any direct or indirect Subsidiary of the Issuer may merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of assets to, any person (other than the Issuer or any of its Subsidiaries or Affiliates) in cases when such transaction would not have a material adverse effect on the Issuer and its Subsidiaries taken as a whole; or

          (iii) any direct or indirect Subsidiary of the Issuer may merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of assets to, any direct or indirect Subsidiary of the Issuer or the Standby Purchaser; or

          (iv) any direct or indirect Subsidiary of the Issuer may liquidate or dissolve if the Issuer determines in good faith that such liquidation or dissolution is in the best interests of the Standby Purchaser, and would not result in a material adverse effect on the Issuer and its Subsidiaries taken as a whole and if such liquidation or dissolution is part of a corporate reorganization of the Issuer or the Standby Purchaser.

          SECTION 6.16 Negative Pledge. So long as any Note remains outstanding,
                       ---------------
the Issuer will not create or permit any Lien, other than a Permitted Lien, on any of the Issuer's assets to secure (a) any of the Issuer's Indebtedness or (b) the Indebtedness of any other Person, unless the Issuer contemporaneously creates or permits such Lien to secure equally and ratably the Issuer's obligations under the Notes and this Indenture or the Issuer provides such other security for the Notes as is duly approved by a resolution of the Noteholders in accordance with Article X. In addition, the Issuer will not allow any of the Issuer's Subsidiaries to create or permit any Lien, other than a Permitted Lien, on any of its assets to secure (a) any of the Issuer's Indebtedness, (b) any of its own Indebtedness or (c) the Indebtedness of any other Person, unless it contemporaneously creates or permits the Lien to secure equally and ratably the Issuer's obligations under the Notes and this Indenture or the Issuer provides such other security for the Notes as is duly approved by a resolution of the Noteholders.

          SECTION 6.17 Transactions with Affiliates. The Issuer shall not, and
                       ----------------------------
shall not permit any of its Subsidiaries to, enter into or carry out (or agree to enter into or carry out) any transaction or arrangement with any Affiliate, except for any transaction or arrangement entered into or carried out on terms no less favorable to the Issuer or such Subsidiary than those which could have been obtained on an arm's-length basis with a Person that is not an Affiliate; provided, however, that the foregoing shall not apply to transactions (a) between the Issuer and the Standby Purchaser or (b) between or among the Issuer, the Standby Purchaser and any of their respective Subsidiaries not involving any other Person so long as consummation of any such transaction will not have a Material Adverse Effect.

          SECTION 6.18 Provision of Financial Statements and Reports. (i) In the
                       ---------------------------------------------
event that the Issuer shall file any financial statements or reports with the SEC or shall publish or otherwise make such statements or reports publicly available in Brazil, the United States or elsewhere, the Issuer shall furnish a copy of such statements or reports to the Trustee within 15 calendar days of the date of filing or the date the information is otherwise made publicly available, as the case may be.

          (ii) The Issuer will provide, together with each of the financial statements delivered pursuant to clause (i) above, an Officer's Certificate stating (A) that a review of the Issuer's activities has been made during the period covered by such financial statements with a view to determining whether the Issuer has kept, observed, performed and fulfilled its covenants and agreements under this Indenture; (B) a schedule specifying the amount of Indebtedness of the type described under clause (c) of "Permitted Lien" under
Section 1.1 and the value of property securing such Indebtedness, in each case as of the last day covered by the financial statements specified above; and (C) that no Default or Event of Default has occurred during such period or, if one or more have actually occurred, specifying all such events and what actions have been taken and will be taken with respect to such Event of Default.

          (iii) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

          SECTION 6.19 Further Actions. The Issuer will, at its own cost and
                       ---------------
expense, and will cause its Subsidiaries to, at their own cost and expense, take any action, satisfy any condition or take any action (including the obtaining or effecting of any necessary consent, approval, authorization, exemption, filing, license, order, recording or registration) at any time required, in the reasonable opinion of the Trustee, in accordance with applicable Laws (as applicable) to be taken, fulfilled or done in order (a) to perfect and maintain the validity, effectiveness and priority of any Liens created hereunder (b) to enable the Issuer to lawfully enter into, exercise its rights and perform and comply with its obligations under the Notes, this Indenture and each of the other Transaction Documents, as the case may be, (c) to ensure that the Issuer's obligations under the Notes, this Indenture and each of the other Transaction Documents are legally binding and enforceable, (d) to make the Notes, this Indenture and each of the other Transaction Documents admissible in evidence in the courts of the State of New York, Brazil or the Cayman Islands and (e) to enable the Trustee to exercise and enforce its rights under and carry out the terms, provisions and purposes of this Indenture and each of the other Transaction Documents (f) to take any and all action necessary to preserve the enforceability of, and maintain the Trustee's rights hereunder and the other Transaction Documents, including, without limitation, refraining from taking any action that reasonably can be expected to have an adverse effect on the enforceability of, or any of the Trustee's rights under, this Indenture and the other Transaction Documents, and (g) to assist the Trustee in the Trustee's performance of its obligations under this Indenture and the other Transaction Documents; provided, however, that the Issuer shall not be required to take any action contemplated herein if it promptly (and in no event later than two Business Days after any such request) provides to the Trustee a written Opinion of Counsel reasonably acceptable to the Trustee specifying that the failure to take such action or satisfy such condition would not have an adverse effect on the rights of the Noteholders under this Indenture or any other Transaction Documents.

          SECTION 6.20 Available Information. For so long as the Notes are
                       ---------------------
"restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer will furnish to any Noteholder, or to any prospective purchaser designated by such Noteholder, upon request of such Noteholder, financial and other information described in paragraph (d)(4) of Rule 144A with respect to the Issuer and the Standby Purchaser to the extent required in order to permit such Noteholder to comply with Rule 144A (as amended from time to time and including any successor provision) with respect to any resale of such Note, unless, at the time of such request, the Issuer is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act or is exempt from such requirements pursuant to Rule 12g3-2(b) under the Exchange Act (as amended from time to time and including any successor provision) and no such Information about the Issuer is otherwise required pursuant to Rule 144A.

          SECTION 6.21 Appointment to Fill a Vacancy in Office of Trustee. The
                       --------------------------------------------------
Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint in the manner provided in Section 8.8, a successor Trustee, so that there shall at all times be a Trustee with respect to the Notes.

          SECTION 6.22 Payments and Paying Agents(a) The Issuer will, at least
                       --------------------------
one Business Day prior to each due date of the principal of or interest on the Notes or other amounts (including Additional Amounts), deposit with the Trustee a sum sufficient to pay such principal, interest or other amounts (including Additional Amounts) so becoming due.

          (b) Whenever the Issuer shall appoint a Paying Agent other than the Trustee with respect to the Notes, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

          (i) that it will hold all sums received by it as such agent for the payment of the principal of or interest on any Notes (whether such sums have been paid to it by or on behalf of the Issuer or by any other obligor on the Notes) in trust for the benefit of the Noteholders or of the Trustee;

          (ii) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Notes) to make any payment of the principal of or interest on any Notes (including Additional Amounts) and any other payments to be made by or on behalf of the Issuer under this Indenture or the Notes when the same shall be due and payable; and

          (iii) that it will pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause (ii) above.

          (c) The Trustee shall arrange with all such Paying Agents for the payment, from funds furnished by the Issuer to the Trustee pursuant to this Indenture, of the principal of and interest and other amounts due on the Notes (including Additional Amounts) and of the compensation of such Paying Agents for their services as such.

          (d) If the Issuer shall act as its own Paying Agent with respect to any Notes, it will, on or before each due date of the principal of or interest on such Notes, set aside, segregate and hold in trust for the benefit of the Noteholders of such Notes a sum sufficient to pay such principal or interest (including Additional Amounts) so becoming due. The Issuer will promptly notify the Trustee of any failure to take action.

          (e) Anything in this Section 6.22 to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to any Notes hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for such Notes by the Issuer or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

          (f) Anything in this Section 6.22, to the contrary notwithstanding, the agreements to hold sums in trust as provided in this Section are subject to the provisions of Section 12.3.

          (g) The Issuer agrees to indemnify the Noteholders against any failure on the part of any Paying Agent to pay, in accordance with the terms hereof, any sum due in respect of the Notes on the applicable Payment Date.

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

          SECTION 7.1 Events of Default. The following events shall each be an
                       ----------------
"Event of Default" under the terms of the Notes and this Indenture:
 ----------------

          (a) The Issuer shall fail to make any payment in respect of principal on any of the Notes whether on the Expected Maturity Date (as the same may be extended as permitted hereunder), upon redemption or prior to the Final Maturity Date or otherwise in accordance with the terms of the Notes and this Indenture, and the Trustee shall not have otherwise received such amounts from the Standby Purchaser under the Standby Purchase Agreement, from a drawing under the Letter of Credit, from amounts on deposit in the Reserve Account or otherwise by the Payment Date therefor;

          (b) The Issuer shall fail to make any payment in respect of any interest or other amounts due on or with respect to the Notes (including Additional Amounts, if any) in accordance with the terms of the Notes and this Indenture, non-payment of which shall continue for a period of 30 calendar days and the Trustee shall not have otherwise received such amounts from the Standby Purchaser under the Standby Purchase Agreement, from a drawing under the Letter of Credit, from amounts on deposit in the Reserve Account or otherwise by the end of such 30 calendar day period;

          (c) Any representation or warranty made by either the Issuer or the Standby Purchaser in any of the Transaction Documents shall prove to be incorrect as of the time when the same shall have been made and as a result thereof there is a Material Adverse Effect;

          (d) The Issuer or the Standby Purchaser shall fail to perform, observe or comply with any term, covenant, agreement or obligation contained in any of the Transaction Documents and such failure (other than any failure to make any payment under the Standby Purchase Agreement for which there is no cure) is either incapable of remedy or continues for a period of 60 calendar days (inclusive of any time frame contained in any such term, covenant, agreement or obligation for compliance thereunder) after written notice of such failure has been received by the Issuer or the Standby Purchaser from the Trustee;

          (e) (i) The acceleration of any Indebtedness of the Issuer, the Standby Purchaser or any Material Subsidiary thereof in accordance with the terms of such Indebtedness, unless such acceleration is at the option of the Issuer, the Standby Purchaser or the relevant Material Subsidiary thereof; (ii) the Issuer, the Standby Purchaser or any Material Subsidiary thereof shall fail to pay any Indebtedness when due or, as the case may be, beyond any applicable grace period specified in the underlying transaction document or (iii) the Issuer, the Standby Purchaser or any Material Subsidiary thereof shall fail to pay when due any amount payable by it under any Guarantee for, or indemnity in respect of, the Indebtedness of any other Person except in the case of both clause (ii) and
(iii) above where the failure to pay such Indebtedness is the result of an Inconvertibility Event or an Expropriation Event; provided, however, that the aggregate amount of any such Indebtedness falling within (i), (ii) and (iii) above (as to which the time for payment has not been extended by the relevant obligees) equals or exceeds U.S.$50,000,000 (or its equivalent in another currency);

          (f) One or more final and non-appealable judgments or final decrees are entered against the Issuer, the Standby Purchaser or any Material Subsidiary thereof involving in the aggregate a liability (not theretofore paid or reimbursed by insurance) of U.S.$50,000,000 (or its equivalent in another currency) or more, and all such judgments or final decrees shall not have been vacated, discharged or stayed within 120 calendar days after the rendering thereof;

          (g) The Issuer, the Standby Purchaser or any Material Subsidiary thereof stops payment of, or is generally unable to pay, its debts as and when they become due, or the Issuer, the Standby Purchaser or any Material Subsidiary thereof ceases or threatens to cease to carry on its business except (i) as is otherwise expressly provided under this Indenture or the Standby Purchase Agreement, (ii) in the case of a winding-up, dissolution or liquidation for the purpose of and followed by a consolidation, merger, conveyance or transfer or, in the case of a Material Subsidiary, whereby the undertaking, business and assets of such Material Subsidiary are transferred to or otherwise vested in the Issuer, the Standby Purchaser or any Material Subsidiary thereof, as applicable, or the terms of which shall have been approved by a resolution of a meeting of the Noteholders or (iii) in the case of a voluntary winding-up, dissolution or liquidation of a Material Subsidiary where there are surplus assets in such Material Subsidiary attributable to the Issuer or the Standby Purchaser, as applicable, or any other Material Subsidiary, and such surplus assets are distributed to the Issuer or the Standby Purchaser, as applicable, or such Material Subsidiary;

          (h) Proceedings are initiated against the Issuer, the Standby Purchaser or any Material Subsidiary thereof under any applicable bankruptcy, reorganization, insolvency, moratorium or intervention law or law with similar effect, or under any other law for the relief of, or relating to, debtors, and any such proceeding is not dismissed or stayed within 90 days after the entering of such proceeding, or an administrator, receiver, trustee, manager, fiduciary, statutory manager, intervener or assignee for the benefit of creditors (or other similar official) is appointed to take possession or control of all or any material part of the undertaking, property, assets or revenues of the Issuer, the Standby Purchaser or any Material Subsidiary thereof;

          (i) The Issuer, the Standby Purchaser or any Material Subsidiary thereof initiates or consents to judicial, administrative or other proceedings relating to it under any applicable bankruptcy, reorganization, insolvency, moratorium or intervention law or law with similar effect, or under any other law for the relief of, or relating to, debtors, or makes or enters into a conveyance, assignment, arrangement or composition with or for the benefit of its creditors, or appoints or applies for the appointment of an administrator, receiver, trustee, manager, fiduciary, statutory manager, intervener or assignee for the benefit of creditors (or other similar official) to take possession or control of the whole or any material part of its undertaking, property, assets or revenues, or takes any judicial, administrative or other similar proceeding under any law for a readjustment or deferment of its Indebtedness or any part of it;

          (j) Either (i) an effective resolution is passed for, or any authorized action is taken by the Standby Purchaser or any Subsidiary thereof or any shareholder, director or executive officer thereof or by any Governmental Authority, directing the winding-up, dissolution or liquidation of the Issuer, the Standby Purchaser or any Material Subsidiary thereof or (ii) the Issuer, the Standby Purchaser or any Material Subsidiary thereof ceases or threatens to cease to carry on all or a material part of its businesses or operations (other than, in the case of both (i) and (ii), in any of the circumstances referred to as exceptions in paragraph (g) above);

          (k) A moratorium is agreed or declared in respect of, or affecting all or any part of, the Indebtedness of the Issuer, the Standby Purchaser or any Material Subsidiary thereof (other than any moratorium imposed by the government of Brazil that amounts to an Expropriation Event or an Inconvertibility Event);

          (l) Any event occurs that under the laws of any relevant jurisdiction has substantially the same effect as any of the events referred to in any of paragraphs (g), (h), (i), (j) or (k).

          (m) Any action, condition or thing (including the obtaining or effecting of any necessary consent, approval, authorization, exemption, filing, license, order, recording or registration) at any time required to be taken, fulfilled or done in order to (i) enable the Issuer and the Standby Purchaser lawfully to enter into, exercise their rights and perform and comply with their obligations under the Transaction Documents to which they are a party, (ii) ensure that those obligations under such Transaction Documents are legally binding and enforceable or (iii) make the Transaction Documents admissible in evidence in the courts of Brazil and the Cayman Islands that is not taken, fulfilled or done within ten calendar days after notice thereof has been given to the Issuer or the Standby Purchaser, as applicable, by the Trustee or once any such authorization or consent has been given, is removed, withdrawn, modified, withheld or otherwise fails to remain valid and subsisting in full force and effect;

          (n) Any of the Transaction Documents (other than a Letter of Credit which is replaced, cancelled or otherwise terminated in accordance with the terms of Section 5.4 of this Indenture), or any part thereof, shall cease to be in full force and effect or binding and enforceable against the Issuer or the Standby Purchaser, it becomes unlawful for the Issuer or the Standby Purchaser to perform any material obligation under any Transaction Document to which it is a party, or the Issuer or the Standby Purchaser shall contest the enforceability of any Transaction Document or deny that it has liability under any Transaction Document to which it is party;

          (o) The Standby Purchaser fails to retain at least 51% direct or indirect ownership of the outstanding voting and economic interests (equity or otherwise) of and in the Issuer;

          (p) Other than in connection with Trustee allowing for the expiration thereof in accordance with Section 5.4(d), the Letter of Credit is cancelled or terminated by the issuer thereof in accordance with its terms or otherwise ceases to be in full force and effect, binding and enforceable against the issuer thereof unless a substantially equivalent Letter of Credit or U.S.

dollars in an amount equivalent to the amount then available under any such Letter of Credit immediately prior to its cancellation is promptly provided to the Trustee.

          SECTION 7.2 Acceleration of Maturity; Rescission and Annulment. (a) If
                      --------------------------------------------------
an Event of Default described in paragraphs (a), (b), (c), (d), (e), (f), (m),
(n), (o) or (p) of Section 7.1 occurs and is continuing with respect to the Notes, then and in each and every such case, unless the principal of all the Notes shall have already become due and payable, the Trustee, upon the request of Noteholders holding not less than 25% in aggregate principal amount of the Notes then Outstanding hereunder, by notice in writing to the Issuer (and to the Trustee if given by the Noteholders), may declare the principal amount of all the Notes then Outstanding and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default described in paragraphs (g), (h), (i), (j), (k) or (l) of Section 7.1 occurs and is continuing, then and in each and every such case, the principal amount of the Notes then Outstanding and all accrued interest and other amounts thereon shall, without any notice to the Issuer or any other act on the part of the Trustee or any Noteholder, become and be accelerated and immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding.

          (b) At any time after a declaration of acceleration has been made with respect to the Notes and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Majority Noteholders, by written notice to the Issuer and the Trustee, may receive and annul such declaration and its consequences if:

          (i) there shall have been paid to or deposited with the Trustee a sum sufficient to pay:

               (A) all overdue installments of interest on the Notes;

               (B) the principal of any Notes that have become due other than by such declaration of acceleration and interest thereon at the respective rates provided in the Notes for late payments of principal;

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the respective rates provided in the Notes for late payments of interest; and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel; and

          (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 7.4.

          (c) No such rescission shall affect any subsequent default or impair any right consequent thereon.

          (d) In the event of any acceleration of the Notes under Section 7.2(a), the Trustee shall, at the request of Noteholders holding not less than 25% in aggregate principal amount of the Notes then Outstanding hereunder, apply all amounts on deposit in the Reserve Account to satisfy the obligations of the Issuer hereunder. Other than in connection with this Section 7.2(d) and any withdrawal provided for with or in connection with the provisions of Section 5.3 hereof, the Trustee shall not withdraw or apply any amounts on deposit in the Reserve Account for any other purpose.

          SECTION 7.3 Delay or Omission Not Waiver. No delay or omission of the
                      ----------------------------
Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be. No waiver of any Event of Default, whether by the Trustee or by the Noteholders, shall extend to or shall affect any subsequent Event of Default or shall impair any remedy or right consequent thereon.

          SECTION 7.4 Waiver of Past Defaults. (a) The Majority Noteholders may
                      -----------------------
on behalf of the Noteholders of all the Notes waive any past default hereunder and its consequences, except a default not theretofore cured:

          (i) in the payment of the principal of or interest on any Note, or

          (ii) in respect of a covenant or provision hereof which under Article VI cannot be modified or amended without the consent of the Noteholder of each Outstanding Note.

          (b) Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 7.5 Trustee May File Proofs of Claim; Appointment of Trustee
                      ---------------------------------------------------------
as Attorney-in-Fact in Judicial Proceedings. (a) In case of pendency in any
-------------------------------------------
receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relating to the Issuer or any obligor on the Notes or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for payment of overdue principal or interest) shall be entitled and empowered by intervention in such proceedings or otherwise to:

          (i) file and prove a claim for the whole amount of principal and interest owed and unpaid in respect of the Notes and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 8.5) and of the Noteholders allowed in such judicial proceeding; and

          (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same.

          (b) In any such event, any receiver, assignee, trustee, liquidator or sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payment to the Trustee and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 8.5.

          (c) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

          SECTION 7.6 Trustee May Enforce Claims Without Possession of Notes.
                      ------------------------------------------------------
All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, be for the ratable benefit of the Noteholders.

          SECTION 7.7 Application of Money Collected. Any money collected by the
                      ------------------------------
Trustee with respect to the Notes shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 8.5 hereof.

          SECOND: To the payment of the amounts then due and unpaid upon the Notes for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably among the Notes, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and interest, respectively.

          SECTION 7.8 Limitation on Suits. No Noteholder shall have any right to
                      -------------------
institute any proceeding, judicial or otherwise, with respect to this Indenture or the Notes or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Noteholder has previously given written notice to the Trustee of a continuing Event of Default with respect to Notes;

          (b) the Noteholders of not less than 25% in aggregate principal amount of the then Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Noteholder or Noteholders have offered to the Trustee adequate security and indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 calendar days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Majority Noteholders;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholder, or to obtain or to seek to obtain priority or preference over any other such Noteholder or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Noteholders.

          SECTION 7.9 Unconditional Right of Noteholders to Receive Principal
                      -------------------------------------------------------
and Interest and Other Amounts. Notwithstanding any other provisions in this
------------------------------
Indenture, the Noteholders shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest and other amounts (including Additional Amounts) on Notes on the respective maturities expressed in such Note (or, in the case of redemption or repayment, on the Optional Redemption Date or the Expected Maturity Date, as the same may be extended as permitted hereunder, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

          SECTION 7.10 Restoration of Rights and Remedies. If the Trustee or any
                       ----------------------------------
Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

          SECTION 7.11 Rights and Remedies Cumulative. Except as otherwise
                       ------------------------------
provided in the last paragraph of Section 2.13, no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 7.12 Control by Noteholders. Subject to Section 316(a) of the
                       ----------------------
Trust Indenture Act, the Majority Noteholders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes; provided that:

          (a) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or it reasonably believes it will not adequately be indemnified against the costs, expenses and liabilities which might be incurred by it in complying with the request or be unjustly prejudicial to the Noteholders not taking part in such direction; and

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 7.13 Undertaking for Costs. All parties to this Indenture
                       ---------------------
agree, and each Noteholder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit in the manner and to the extent provided in the Trust Indenture Act of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but neither the provisions of this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such assessment in any suit instituted by the Trustee, in any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of then Outstanding Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the respective maturities expressed in such Note (or, in the case of redemption or repayment, on or after the Optional Redemption Date or the Expected Maturity Date, as the same may be extended as provided hereunder).

          SECTION 7.14 Waiver of Stay or Extension Laws. The Issuer covenants
                       --------------------------------
(to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

          SECTION 8.1 Certain Rights and Duties of Trustee. (a) The Trustee,
                      ------------------------------------
prior to the occurrence of an Event of Default and after curing or waiving all Events of Default that may have occurred, undertakes to perform only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee. In case an Event of Default has occurred (which has not been cured or waived) and prior to the receipt of instructions (if any) from the Noteholders, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) Except as otherwise provided in Section 315 of the Trust Indenture
     Act:

          (i) The Trustee may conclusively rely and shall be fully protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, Note, debenture or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties; provided that in the case of any such certificates or opinions which by the provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not verify the contents thereof.

          (ii) Any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors shall be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer.

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture, and may refuse to perform any duty or exercise any such rights or powers unless it shall have been offered reasonable security or indemnity to its satisfaction against the costs, expenses and liabilities which may reasonably be incurred therein or thereby.

          (iv) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture (provided that the Trustee's conduct does not constitute negligence or willful misconduct) or with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from Noteholders holding a sufficient percentage of Notes to give such direction as permitted by this Indenture.

          (v) Subject to Section 8.1(a), the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, Note, debenture or other paper or document with respect to the Notes unless requested in writing so to do by the Majority Noteholders then Outstanding, provided that, if the payment within a reasonable time to the Trustee of the reasonable costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity reasonably satisfactory to it against such expenses or liabilities as a condition to such proceeding. The reasonable expense of every such investigation shall be paid by the Issuer or, if paid by the Trustee, shall be repaid by the Issuer upon demand.

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney custodian or nominee appointed with due care by it hereunder.

          (vii) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts or the action or failure to act by such Responsible Officers was unreasonable.

          (viii) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Issuer given under this Indenture, as long as the Trustee's conduct does not constitute negligence or willful misconduct.

          (ix) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

          (x) Subject to Section 5.3(d), the Trustee shall have no obligation to invest and reinvest any cash held pursuant to this Indenture in the absence of timely and specific written investment direction from the Issuer. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Issuer to provide timely written investment direction.

          (xi) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture; provided however that the Trustee shall be deemed to have actual knowledge of the existence of any Default or Event of Default which has arisen pursuant to the provisions of Sections 7.1(a) or (b).

          (xii) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder and under the Standby Purchase Agreement, the Registration Rights Agreement and each Letter of Credit, and each agent, custodian and other Person employed to act hereunder; and

          (xiii) The Trustee may request that the Issuer deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

          (c) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be a reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such liability is not reasonably assured to it.

          (d) The Trustee may reasonably request information, including an Officer's Certificate, from time to time, as necessary or appropriate in order to ascertain compliance with the requirements of this Indenture and the Notes and may consult with counsel and the advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

          (e) If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

          SECTION 8.2 Trustee Not Responsible for Recitals, etc. The recitals
                      -----------------------------------------
contained herein and in the Notes, except the Trustee's certificate of authentication, shall be taken as the statements of the Issuer and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of any of the Notes or of the proceeds of such Notes.

          SECTION 8.3 Trustee and Others May Hold Notes. (a) The Trustee or any
                      ---------------------------------
Paying Agent or Note Registrar or any other Authorized Agent of the Trustee, or any Affiliate thereof, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer, or any other obligor on the Notes with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other Authorized Agent.

          (b) The Trustee is subject to Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. If the Trustee resigns or is removed, such Trustee shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

          SECTION 8.4 Moneys Held by Trustee or Paying Agent. . (a) Whenever the
                      --------------------------------------
Issuer shall have one or more Paying Agents, the Issuer will make the payments contemplated by Sections 6.1 and 6.2 by depositing with a Paying Agent an amount sufficient to make such payments, such amount to be held in trust by the Paying Agent for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) will promptly notify the Trustee of its action or failure so to act. Each Paying Agent other than the Trustee shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, to the effect that such Paying Agent will:

          (i) hold all amounts held by it for the making of payments in respect of the Notes in trust for the benefit of the Persons entitled thereto until such amounts shall be paid to such Persons or otherwise disposed of as herein provided;

          (ii) provide the Trustee notice of any Default by the Issuer in the making of payments in respect of the Notes; and

          (iii) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts so held in trust by such Paying Agent.

          (b) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay or deliver, or direct any Paying Agent to pay or deliver, to the Trustee all amounts held in trust by the Issuer or such Paying Agent, such amounts to be held by the Trustee upon the same trusts as those upon which such amounts were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

          (c) Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer in trust for the making of any payment in respect of any Note and remaining unclaimed for two years after such payment has become due and payable (if then held by the Trustee or any Paying Agent) shall be paid or returned to the Issuer upon request by the Issuer or (if then held by the Issuer) shall be discharged from such trust; and Noteholders shall thereafter, as unsecured general creditors, seek recourse only to the Issuer for payment thereof (unless an applicable abandoned property law designates another Person), and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer, as trustee thereof, shall thereupon cease; provided that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer provide notice to Noteholders in the manner set forth in Section 14.4, that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the latest date of mailing, any unclaimed balance of such money then remaining will be repaid or redelivered to the Issuer.

          SECTION 8.5 Compensation of the Trustee and its Lien. (a) The Issuer
                      ----------------------------------------
covenants and agrees to pay to the Trustee (all references in this Section 8.5 to the Trustee shall be deemed to apply to the Trustee in its capacities as Trustee, Paying Agent and Note Registrar) from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall be agreed to from time to time by the Issuer and the Trustee and which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and, except as herein otherwise expressly provided, the Issuer will pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses, advances and disbursements of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its gross negligence or bad faith. The Issuer also covenants and agrees to indemnify the Trustee and any predecessor Trustee for, defend, and hold harmless the Trustee and any predecessor Trustee and their officers, directors, employees, representatives and agents from and against, any loss, liability, claim, damage or expense incurred without gross negligence or bad faith on the part of the Trustee or any of its employees, officers or agents, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder and this Indenture, including liability which the Trustee may incur as a result of failure to withhold, pay or report Taxes and including the costs and expenses of defending itself against any claim or liability in the premises and including, without limitation, any loss, liability, claim, damage or expense relating to or arising out of any Environmental Law. The obligations of the Issuer under this Section shall constitute additional Indebtedness hereunder. In no event shall the Trustee be liable for special, indirect or consequential loss or damages whatsoever (including, but not limited to lost profits), even if the Trustee has been advised of the likelihood of such damage and regardless of the form of action taken.

          (b) The obligations of the Issuer under this Section 8.5 shall survive payment in full of the Notes, the resignation or removal of the Trustee and the termination of this Indenture.

          (c) When the Trustee or any predecessor Trustee incurs expenses or renders services in connection with the performance of its obligations hereunder (including its services as Paying Agent, if so appointed by the Issuer) after an Event of Default occurs, the expenses and compensation for such services are intended to constitute expenses of administration under applicable bankruptcy, insolvency or other similar United States Federal or state law to the extent provided in Section 503(b)(5) of the Federal Bankruptcy Code.

          (d) The Trustee shall have a lien prior to the Notes as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 8.5, except with respect to funds held in trust for the benefit of the holders of particular Notes.

          SECTION 8.6 Right of Trustee to Rely on Officer's Certificates and
                      ------------------------------------------------------
Opinions of Counsel. Before the Trustee acts or refrains from acting with
------------------
respect to any matter contemplated by this Indenture, it may require an Officer's Certificate of the Issuer or an Opinion of Counsel, which shall conform to the provisions of Section 14.1. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion as set forth in Section 8.1(b)(v).

          SECTION 8.7 Persons Eligible for Appointment as Trustee. There shall
                      -------------------------------------------
at all times be a Trustee hereunder which shall at all times be a bank which complies with the eligibility requirements of the Trust Indenture Act, having a combined capital and surplus of at least $100,000,000 and have a long term unsecured debt rating of at least "A2" by Moody's. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority referred to in Section 310(a) of the Trust Indenture Act, then for the purposes of this Section 8.7, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 8.7, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.8.

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

          SECTION 8.8 Resignation and Removal of Trustee; Appointment of
                      --------------------------------------------------
Successor. (a) The Trustee, or any trustee or trustees hereafter appointed, may
---------
at any time resign by giving written notice to the Issuer and by giving notice of such resignation to the Noteholders in the manner provided in Section 14.4.

          (b) In case at any time any of the following shall occur with respect to any Notes:

          (i) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act, after written request thereafter by the Issuer or by any Noteholder who has been a bona fide Noteholder for at least six months,

          (ii) the Trustee shall cease to be eligible under Section 8.7 and shall fail to resign after written request therefore by the Issuer or by any Noteholder, or

          (iii) the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (A) the Issuer may remove the Trustee, and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, or (B) subject to the requirements of Section 315(e) of the Trust Indenture Act, any Noteholder who has been a bona fide Noteholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

          (c) The Majority Noteholders at the time Outstanding may at any time remove the Trustee and appoint a successor Trustee by delivering to the Trustee so removed, to the successor Trustee so appointed and to the Issuer, the evidence provided for in Section 8.1 of the action taken by the Noteholders, provided that unless a Default or Event of Default shall have occurred and be continuing, the Issuer shall consent (such consent not to be unreasonably withheld).

          (d) If the Trustee shall resign, be removed, or become incapable of acting or if a vacancy shall occur in the office of Trustee with respect to the Notes for any cause, the Issuer shall promptly appoint a successor Trustee or Trustees by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the former Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted such appointment pursuant to
Section 8.9 within 30 days after the mailing of such notice of resignation or removal, the former Trustee may, at the Issuer's expense, petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Noteholder who has been a bona fide Noteholder for at least six months may, subject to the requirements of Section 315(e) of the Trust Indenture Act, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

          (e) Any resignation or removal of the Trustee and any appointment of a successor Trustee pursuant to this Section shall become effective only upon acceptance of appointment by the successor Trustee as provided in Section 8.9.

          SECTION 8.9 Acceptance of Appointment by Successor Trustee (a) Any
                      ----------------------------------------------
successor Trustee appointed under Section 8.8 shall execute, acknowledge and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor Trustee hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Issuer or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any such amounts then due it pursuant to the provisions of Section 8.5, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the Trustee so ceasing to act, and shall assign, transfer and deliver to such successor Trustee all property and money as may be held by such Trustee ceasing to act. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to Section 8.5.

          (b) No successor Trustee shall accept appointment as provided in this
Section 8.9 unless at the time of such acceptance such successor Trustee shall be eligible under Section 8.7.

          (c) Upon acceptance of appointment by a successor Trustee, the Issuer shall give notice of the succession of such Trustee hereunder to the Noteholders in the manner provided in Section 14.4. If the Issuer fails to give such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Issuer.

          SECTION 8.10 Merger, Conversion or Consolidation of Trustee. (a) Any
                       ----------------------------------------------
Person into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such successor Trustee shall be qualified under the Trust Indenture Act and eligible under the provisions of Section 8.7 hereof and Section 310(a) of the Trust Indenture Act.

          (b) In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Notes so authenticated and, in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor trustee, and in such cases such certificate shall have the same force under the Notes and under this Indenture as if authenticated by such predecessor Trustee; provided that the certificate of the Trustee shall have provided that the right to adopt the certificate of authentication of any predecessor Trustee or the authenticated Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          SECTION 8.11 Maintenance of Offices and Agencies. (a) There shall at
                       -----------------------------------
all times be maintained in the Borough of Manhattan, The City of New York, and in such other Places of Payment, if any, as shall be specified for the Notes, an office or agency where Notes may be presented or surrendered for registration of transfer or exchange and for payment of principal and interest. Such office shall be initially located at the address set forth in Section 14.3 hereto. Notices and demands to or upon the Trustee in respect of the Notes or this Indenture may be served at the Corporate Trust Office. Written notice of the location of each of such other office or agency and of any change of location thereof shall be given by the Issuer to the Trustee and by the Trustee to the Noteholders in the manner specified in Section 14.4. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations, surrenders and demands may be made and notices may be served at the Corporate Trust Office.

          (b) There shall at all times be a Note Registrar and a Paying Agent hereunder. So long as the Notes are listed on the Luxembourg Stock Exchange there shall at all times be maintained a Luxembourg Paying Agent and Luxembourg Transfer Agent in Luxembourg. In addition, at any time when any Notes remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issuance, exchange, registration of transfer or redemption thereof or pursuant to Section 2.12, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder (it being understood that wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent).

          (c) Any Authorized Agent shall be a bank or trust company and (except for any Luxembourg Paying Agent) shall be a Person (i) organized and doing business under the laws of the United States or any State thereof, (ii) with a combined capital and surplus of at least $50,000,000, (iii) authorized under such laws to exercise corporate trust powers, subject to supervision by United States Federal or state authorities and (iv) be rated at least A2 by Moody's. If such Authorized Agent publishes reports of its condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.11, the combined capital and surplus of such Authorized Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authorized Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, such Authorized Agent shall resign immediately in the manner and with the effect specified in this Section 8.11.

          (d) The Trustee at its office specified in the first paragraph of this Indenture, is hereby appointed as Paying Agent and Note Registrar hereunder.

          (e) Any Paying Agent (other than the Trustee) or any Luxembourg Paying Agent from time to time appointed hereunder shall execute and deliver to the Trustee an instrument in which said Paying Agent shall agree with the Trustee, subject to the provisions of this Section 8.11, that such Paying Agent or Luxembourg Paying Agent will:

          (i) hold all sums held by it for the payment of principal of and interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (ii) give the Trustee within five days thereafter notice of any Default by any obligor upon the Notes in the making of any such payment of principal or interest; and

          (iii) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          (f) Notwithstanding any other provision of this Indenture, any payment required to be made to or received or held by the Trustee may, to the extent authorized by written instructions of the Trustee, be made to or received or held by a Paying Agent in the Borough of Manhattan, The City of New York, for the account of the Trustee.

          (g) Any Person into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor Person is otherwise eligible under this Section 8.11, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor Person.

          (h) Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee and the Issuer. The Issuer may, and at the request of the Trustee shall, at any time, terminate the agency of any Authorized Agent by giving written notice of such termination to the Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or in case at any time any such Authorized Agent shall cease to be eligible under this Section 8.11 (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed), the Issuer shall promptly appoint one or more qualified successor Authorized Agents approved by the Trustee to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section 8.11. The Issuer shall give written notice of any such appointment to all Noteholders as their names and addresses appear on the Note Register.

          (i) The Issuer initially appoints The Bank of New York as Note Registrar and Paying Agent and Kredietbank S.A. Luxembourgeoise as a paying agent (the "Luxembourg Paying Agent") in connection with the Notes. The Issuer
            -----------------------
will appoint the Kredietbank S.A. Luxembourgeoise as transfer agent (the "Luxembourg Transfer Agent") in the event the Notes are issued in definitive
 -------------------------
registered form.

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

          (j) So long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such stock exchange so require, the Issuer will maintain a paying agent and transfer agent in Luxembourg. If the Notes are listed on any other securities exchange, the Issuer will satisfy any requirement at such securities exchange as to paying agents. So long as the Notes are listed on the Luxembourg Stock Exchange, any change in the Luxembourg Paying Agent or Luxembourg Transfer Agent shall be notified to holders of the Notes by publication of notices to the holders of the Securities in accordance with the provisions of Section 14.4 of this Indenture.

          (k) Copies of all written information provided by the Issuer hereunder, including without limitation, all such information and financial statements provided to the Trustee under Section 6 hereof, shall be sent by first class mail to the Luxembourg Paying Agent at its offices at 43, Boulevard Royal, L-2955 Luxembourg, or such other address as shall be designated by the Luxembourg Paying Agent to the Trustee and the Issuer.

          SECTION 8.12 Reports by Trustee. On or before March 15 in every year,
                       ------------------
so long as any Notes are Outstanding hereunder, the Trustee shall transmit to the Noteholders specified in Section 313(a) of the Trust Indenture Act a brief report, dated as of the preceding December 31, to the extent required by Section 313 of the Trust Indenture Act in accordance with the procedures set forth in said Section. A copy of such report at the time of its mailing to Noteholders shall be filed with the SEC and each stock exchange, if any, on which the Notes are listed. The Issuer shall promptly notify the Trustee if the Notes become listed on any stock exchange or any de-listing thereof, and the Trustee shall comply with Section 313(d) of the Trust Indenture Act.

          SECTION 8.13 Trustee Risk. None of the provisions contained in this
                       ------------
Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it. Whether or not expressly provided herein, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to Section 8.1 and the requirements of the Trust Indenture Act.

          SECTION 8.14 Appointment of Co-Trustee. (a) It is the purpose of this
                       -------------------------
Indenture that there shall be no violation of any law of any jurisdiction, denying or restricting the right of banking corporations or associations to transact business as Trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or any Transaction Document, and in particular in case of the enforcement of any such document on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate or co-trustee. The following provisions of this Section 8.14 are adopted to these ends.

          (b) In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised

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

by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vested in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

          (c) Should any instrument in writing be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate trustee or co-trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

          (d) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to any property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

          (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

          (iv) each co-trustee appointed hereunder shall at all times be a bank that complies with the eligibility requirements set forth in Section 310(a) of the Trust Indenture Act, have a combined capital and surplus of U.S.$100,000,000, have its corporate trust office in the Borough of Manhattan, the City of New York and have a long-term unsecured debt rating of at least "A2" by Moody's. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority referred to in Section 301(a) of the Trust Indenture Act, then for the purposes of this subsection, the combined capital and surplus of such bank shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          SECTION 8.15 Knowledge of Default. If a Default or Event of Default
                       --------------------
occurs and is continuing, and if a Responsible Officer of the Trustee has actual knowledge thereof, as determined pursuant to Section 8.1(b)(xi) hereof, the Trustee shall transmit to each Noteholder, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of the Default or Event of Default by the earlier of 90 days after it occurs or 30 days after the Trustee has knowledge of such Default or Event of Default. Except in the case of a Default or Event of Default in payment of principal, interest or other amounts due on any Note, the Trustee may withhold the notice if and so long as its Board of Directors in good faith determines that withholding the notice is in the interests of the Noteholders.

                                   ARTICLE IX

                             CONCERNING THE HOLDERS

          SECTION 9.1 Acts of Noteholders. (a) Any request, demand,
                      -------------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders (collectively, an "Act" of
                                                                      ---
such Noteholders, which term also shall refer to the instruments or record evidencing or embodying the same) may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Noteholders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Noteholders duly called and held in accordance with the provisions of Article X, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record, or both, are delivered to the Trustee, and when it is specifically required herein, to the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 8.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 9.1. The record of any meeting of Noteholders shall be proved in the manner provided in Section 10.5.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to such officer the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer, and where such execution is by an officer of a corporation or association or of the Issuer, on behalf of such corporation, association or the Issuer, such certificate or affidavit shall also constitute sufficient proof of such Person's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of the Notes, the principal amount and serial numbers of Notes held by any Person, and the date or dates of holding the same, shall be proved by the Note Register and the Trustee shall not be affected by notice to the contrary.

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

          (d) Any Act by any Noteholder (i) shall bind the holder of such Note and every future Noteholder of the same Note and the Noteholder of every Note issued upon the transfer thereof or the exchange therefore or in lieu thereof, whether or not notation of such action is made upon such Note and whether or not such Noteholder has given its consent (unless required under this Indenture) to such act or was present at any duly held meeting, and (ii) shall be valid notwithstanding that such Act is taken in connection with the transfer of such Note to any other Person, including the Issuer or any Affiliate thereof.

          (e) Until such time as written instruments shall have been delivered with respect to the requisite percentage of principal amount of Notes for the Act contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Noteholder may be revoked with respect to any or all of such Notes by written notice by such Noteholder (or its duly appointed agent) or any subsequent Noteholder (or its duly appointed agent), proven in the manner in which such instrument was proven unless such instrument is by its terms expressly irrevocable.

          (f) Notes authenticated and delivered after any Act of Noteholders may, and shall if required by the Issuer, bear a notation in form approved by the Issuer as to any action taken by such Act of Noteholders. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to such action, may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

          (g) The Issuer may, in the circumstances permitted under the Trust Indenture Act, but shall not be obligated to, fix a record date for the purpose of determining the Noteholders entitled to sign any instrument evidencing or embodying an Act of the Noteholders. If a record date is fixed, those Persons who were Noteholders at such record date (or their duly appointed agents), and only those Persons, shall be entitled to sign any such instrument evidencing or embodying an Act of Noteholders or to revoke any such instrument previously signed, whether or not such Persons continue to be Noteholders after such record date. No such instrument shall be valid or effective if signed more than 90 days after such record date, and may be revoked as provided in paragraph (e) above.

          (h) The Initial Notes and the Exchange Notes shall vote and consent together on all matters as one class, and none of the Notes, and no tranche of Notes, shall have the right to vote or consent as a separate class on any matter.

          SECTION 9.2 Notes Owned by Issuer and Affiliates Deemed Not
                      -----------------------------------------------
Outstanding. In determining whether the holders of the requisite aggregate
-----------
principal amount of Notes have concurred in any request, demand, authorization, direction, notice, consent and waiver or other act under this Indenture, Notes which are owned by the Issuer, the Standby Purchaser, or any Affiliate of either of the foregoing shall be disregarded and deemed not to be Outstanding for the purpose of any such determination except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Notes for which a Responsible Officer of the Trustee has received written notice of such ownership as conclusively evidenced by the Note Register shall be so disregarded. The Issuer shall furnish the Trustee, upon its reasonable request, with a list of such Affiliates. Subject to the provisions of

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

Section 315 of the Trust Indenture Act, in case of a dispute as to such right, any decision by the Trustee, taken upon the advice of counsel, shall be full protection to the Trustee.

                                    ARTICLE X

                                HOLDERS' MEETINGS

          SECTION 10.1 Purposes for Which Noteholders' Meetings May Be Called. A
                       ------------------------------------------------------
meeting of Noteholders may be called at any time and from time to time pursuant to this Article X for any of the following purposes:

          (a) to give any notice to the Issuer or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to Article VII;

          (b) to remove the Trustee and appoint a successor Trustee pursuant to
     Article VIII;

          (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to Section 11.1; or

          (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

          SECTION 10.2 Trustee, Issuer and Noteholders May Call Meeting. The
                       ------------------------------------------------
Trustee, the Issuer and the Noteholders may call a meeting of the Noteholders at any time by giving notice thereof as provided in Section 14.4. In case the Issuer, pursuant to a Board Resolution, or the holders of at least 10% in aggregate principal amount of the Notes then Outstanding shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in general terms the action proposed to be taken at the meeting, and the Trustee shall not have made the mailing of the notice of such meeting within 20 days after receipt of such request, then the Issuer or such Noteholders in the amount above specified may determine the time and the place in the Borough of Manhattan, The City of New York, for such meeting and may call such meeting to take any action authorized in Section 10.1 by giving notice thereof as provided in Section 14.4. Notice of every meeting of the Noteholders shall set forth the time and place of such meeting and, in general terms, the action proposed to be taken at such meeting and shall be given not less than 30 nor more than 60 days prior to the date fixed for the meeting.

          SECTION 10.3 Persons Entitled to Vote at Meeting. To be entitled to
                       -----------------------------------
vote at any meeting of Noteholders a person shall be (a) Noteholder of one or more Notes with respect to which such meeting is being held or (b) a person appointed by an instrument in writing as proxy for the Noteholder or Noteholders of such Notes by a Noteholder of one or more such Notes. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

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

          SECTION 10.4 Determination of Voting Rights; Conduct and Adjournment
                       -------------------------------------------------------
of Meeting. (a) Notwithstanding any other provisions of this Indenture, the
----------
Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 9.1 or other proof. Except as otherwise permitted or required by any such regulations, the holding of Notes shall be proved in the manner specified in Section 9.1 and the appointment of any proxy shall be proved in the manner specified in said Section
9.1 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker, trust company or firm satisfactory to the Trustee.

          (b) The Issuer or the Noteholders calling the meeting, as the case may be, shall appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Noteholders of a majority in aggregate principal amount of the Notes represented at the meeting and entitled to vote.

          (c) Subject to the provisions of Section 9.2, at any meeting each Noteholder proxy shall be entitled to one vote for each U.S.$1,000 principal amount of Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to Section 10.2 may be adjourned from time to time, and the meeting may be held as so adjourned upon notice as set forth in Section 10.2. At any meeting, the presence of persons holding or representing Notes with respect to which such meeting is being held in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; but, if less than a quorum be present, the persons holding or representing a majority of the Notes represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

          SECTION 10.5 Counting Votes and Recording Action of Meeting. The vote
                       ----------------------------------------------
upon any resolution submitted to any meeting of Noteholders shall be by written ballots on which shall be subscribed the signatures of the Noteholders or of their representatives by proxy and the serial numbers and principal amounts of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting. The record shall show the serial numbers of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE XI

                            SUPPLEMENTAL INDENTURES

          SECTION 11.1 Supplemental Indenture with Consent of Noteholders. (a)
                       --------------------------------------------------
With the consent of the Majority Noteholders, the Issuer may, and the Trustee, subject to Sections 11.3 and 11.4, shall, enter into an indenture or indentures supplemental hereto for the purpose of amending the provisions of this Indenture; provided, however, that without the consent of the Noteholder of each Outstanding Note directly affected thereby, no such supplemental indenture shall (with respect to any Notes held by non-consenting Noteholder of such Notes) cause any of the following:

          (i) change the maturity of any payment of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon, or change the method of computing the amount of principal thereof or interest payable thereon on any date or change any place of payment where, or the coin or currency in which, the principal of or interest (including Additional Amounts) on any Note is payable, or impair the right of the Noteholders to institute suit for the enforcement of any such payment on or after the maturity or the date of payment, as the case may be, thereof (or, in the case of redemption or repayment, on or after the Optional Redemption Date or the Payment Date, as the case may be); or

          (ii) reduce the percentage in aggregate principal amount of the Outstanding Notes, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture; or

          (iii) modify any of the provisions of this Section or Section 7.4, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of each Noteholder.

          (b) Upon receipt by the Trustee of Board Resolutions and such other documentation as the Trustee may reasonably require and upon the filing with the Trustee of evidence of the Act of said Noteholders, the Trustee shall join in the execution of such supplemental indenture or other instrument, as the case may be, subject to the provisions of Sections 11.3 and 11.4.

          (c) It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

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

          (d) The Trustee may execute and deliver any amendment to the Standby Purchase Agreement or grant any waiver thereof with the consent of the majority Noteholders.

          SECTION 11.2 Supplemental Indentures Without Consent of Noteholders.
                       ------------------------------------------------------
Notwithstanding anything to the contrary provided for in Section 11.1 hereof the Issuer, at any time and from time to time, may, without the consent of any Noteholders, enter into one or more indentures supplemental hereto in form satisfactory to the Trustee for any of the following purposes:

          (a) to establish the form and terms of Notes permitted by Sections 2.1 and 2.5; or

          (b) to evidence the succession of another entity to the Issuer and the assumption by any such successor of the covenants of the Issuer herein contained; or

          (c) to evidence the succession of a new Trustee hereunder pursuant to
     Section 8.9; or

          (d) to add further covenants of the Issuer and any restrictions, conditions or provisions as the Board of Directors shall consider to be for the protection of the Noteholders, and to make the occurrence, or the occurrence and continuance of a default in any such covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; or

          (e) to convey, transfer and assign to the Trustee properties or assets to secure the Notes, and to correct or amplify the description of any property at any time subject to this Indenture or the Transaction Documents or to assure, convey and confirm unto the Trustee any property subject or required to be subject to this Indenture or the Transaction Documents; or

          (f) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to qualify it under the Trust Indenture Act, if necessary, or under any similar United States federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar United States federal statute hereafter enacted; or

          (g) to permit or facilitate the issuance of Notes in uncertificated form; or

          (h) to cure any ambiguity, to correct or supplement any provision in this Indenture or the Transaction Documents that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interest of the Noteholders in any material respect.

          SECTION 11.3 Execution of Supplemental Indentures. In executing
                       ------------------------------------
supplemental indentures permitted by this Article XI or the modifications thereby of the trusts

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

created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and all conditions precedent to the execution of such supplemental indenture have been met. The Trustee may, but shall not be obligated to, enter into any supplemental indentures which affect the Trustee's own rights, duties or immunities under this Indenture, the Notes or otherwise.

          SECTION 11.4 Effect of Supplemental Indentures. Upon the execution of
                       ---------------------------------
any supplemental indenture under this Article XI, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Noteholder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 11.5 Conformity with Trust Indenture Act. Every supplemental
                       -----------------------------------
indenture executed pursuant to this Article XI shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 11.6 Reference in Notes to Supplemental Indentures. Notes
                       ---------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article XI may, and shall if required by the Issuer, bear a notation in form approved by the Issuer as to any matter provided for in such supplemental indenture; and, in such case, suitable notation may be made upon Outstanding Notes after proper presentation and demand. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer and the Trustee, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                   ARTICLE XII

                           SATISFACTION AND DISCHARGE

          SECTION 12.1 Satisfaction and Discharge of Notes. (a) The Notes shall,
                       -----------------------------------
on or prior to the Payment Date with respect to the repayment of principal thereof, be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Issuer in respect of this Indenture and the Notes shall be deemed to have been satisfied and discharged, upon satisfaction of the following conditions:

          (i) the Issuer shall have irrevocably deposited or caused to be deposited in the Payment Account with the Trustee, in trust, money in an amount which shall be sufficient to pay when due the principal of and interest due and to become due on the Notes on or prior to the Payment Date with respect to the repayment of principal thereof or upon redemption;

          (ii) if any such deposit of money shall have been made prior to the Payment Date with respect to the repayment of principal or the Optional Redemption Date of such

     Notes, the Issuer shall have delivered to the Trustee an Issuer Order stating that such money shall be held by the Trustee, in trust;

          (iii) in the case of redemption of Notes, the Issuer Order with respect to such redemption pursuant to Article IV shall have been given to the Trustee; and

          (iv) there shall have been delivered to the Trustee an Opinion of Counsel to the effect that such satisfaction and discharge of the indebtedness of the Issuer with respect to the Notes shall not be deemed to be, or result in, a taxable event with respect to the Noteholders for purposes of United States federal income taxation unless the Trustee shall have received documentary evidence that each Noteholder either is not subject to, or is exempt from, United States federal income taxation.

          (b) Upon satisfaction of the aforesaid conditions with respect to the Notes, the Trustee shall, upon receipt of an Issuer Order, execute proper instruments acknowledging satisfaction and discharge of the Notes.

          (c) In the event that Notes which shall be deemed to have been paid as provided in this Section 12.1 do not mature and are not to be redeemed within the 60-day period commencing on the date of the deposit with the Trustee of moneys, the Issuer shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Notes, to such Noteholders to the effect that such Notes are deemed to have been paid and the circumstances thereof.

          (d) Notwithstanding the satisfaction and discharge of any Notes as aforesaid, the obligations of the Issuer and the Trustee in respect of such Notes under Sections 2.12, 2.13, 2.14 and 8.5 and this Article XII shall survive.

          SECTION 12.2 Satisfaction and Discharge of Indenture. (a) This
                       ---------------------------------------
Indenture shall upon the Issuer Order cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

          (i) either:

               (x) all Notes theretofore authenticated and delivered (other than (A) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.13 and (B) Notes deemed to have been paid in accordance with Section 12.1) have been delivered to the Trustee for cancellation; or

               (y) all Notes not theretofore delivered to the Trustee for cancellation shall be deemed to have been paid in accordance with
          Section 12.1;

          (ii) all other sums due and payable hereunder have been paid; and

          (iii) the Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          (b) Upon satisfaction of the aforesaid conditions, the Trustee shall, upon receipt of an Issuer Order, execute proper instruments acknowledging satisfaction and discharge of this Indenture and take all other action reasonably requested by the Issuer to evidence the termination of any and all Liens created by or with respect to this Indenture.

          (c) Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Issuer and the Trustee under Sections 2.12, 2.13, 2.14 and 8.5 and this Article XII shall survive.

          (d) Upon satisfaction and discharge of this Indenture as provided in this Section 12.2, the Trustee shall assign, transfer and turn over to or upon the order of the Issuer, any and all money, securities and other property then held by the Trustee for the benefit of the Noteholders, other than money deposited with the Trustee pursuant to Section 12.1(a) and interest and other amounts earned or received thereon.

          SECTION 12.3 Application of Trust Money. The money deposited with the
                       --------------------------
Trustee pursuant to Section 12.1 shall not be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and interest on the Notes or portions of principal amount thereof in respect of which such deposit was made.

                                  ARTICLE XIII

                                   DEFEASANCE

          SECTION 13.1 Issuer's Option to Effect Defeasance or Covenant
                       ------------------------------------------------
Defeasance. The Issuer may at its option by a Board Resolution, at any time,
----------
elect to have either Section 13.2 or Section 13.3 applied to the Notes upon compliance with the conditions set forth below in this Article XIII.

          SECTION 13.2 Defeasance and Discharge. Upon the Issuer's exercise of
                       -------------------------
the option provided in Section 13.1 to have this Section 13.2 applied to all the Notes, the Issuer shall be deemed to have been discharged from its obligations with respect to the Notes Outstanding on the date the conditions in Section 13.4 are satisfied (a "Defeasance"). For this purpose, such Defeasance means that the
                  ----------
Issuer shall be deemed to have paid and discharged the entire indebtedness represented by the Notes and to have satisfied all its other obligations under the Notes and this Indenture, including the provisions of Article XII (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same) except for the following, which shall survive until otherwise terminated or discharged hereunder: (a) the rights of such Noteholders to receive, solely from the trust fund described in Section 13.4 and as more fully set forth in such Section, payments in respect of the principal of and interest (including any Additional Amounts) on the Notes when such payments are due, (b) the Issuer's obligations with respect to such Notes under Sections 2.12, 2.13, 2.14, 2.15, 2.16, 6.10, 8.4, (c) the rights, powers,

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

trusts, duties and immunities of the Trustee hereunder and (d) this Article XIII and the Issuer's obligations to the Trustee under Section 8.5. Subject to compliance with this Article XIII, the Issuer may exercise its option under this
Section 13.2 notwithstanding the prior exercise of its option under Section
13.3.

          SECTION 13.3 Covenant Defeasance. Upon the Issuer's exercise of the
                       -------------------
option provided in Section 13.1 to have this Section 13.3 applied to the Notes,
(i) the Issuer shall be released from its obligations under Article VI with respect to the Notes and (ii) the occurrence of an event with respect to such Notes specified in Article VII (except with respect to Section 7.1(a), (b), (g),
(h), (i), (j) and (k)), shall not be deemed to be an Event of Default on and after the date the conditions set forth in Section 13.4 are satisfied (a "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that,
 -------------------
with respect to the Notes, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or clause, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or clause or by reason of any reference in any such Section or clause to any other provision herein or in any other document, but the remainder of this Indenture shall be unaffected thereby.

          SECTION 13.4 Conditions to Defeasance or Covenant Defeasance. The
                       -----------------------------------------------
following shall be the conditions to application of either Section 13.2 or
Section 13.3 to the then Outstanding Notes:

          (a) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee in trust for the purpose of making the following payments specifically pledged as security for, and dedicated solely to, the benefit of the Noteholders, (i) U.S. dollars, or (ii) U.S. government obligations or (iii) a combination thereof, in an amount which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, sufficient, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and each installment of interest (including Additional Amounts) on the Notes on the Final Maturity Date of such principal of or installment of interest (including Additional Amounts) in accordance with the terms of this Indenture and the Notes.

          (b) In the case of an election under Section 13.2, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Issuer has received from, or there has been published by, the U.S. Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable United States federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Noteholders will not recognize gain or loss for United States federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States federal income tax on the same amount, in the same manner and at the same time as would have been the case if such deposit, defeasance and discharge had not occurred.

          (c) In the case of an election under Section 13.3, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Noteholders will not recognize gain or

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

loss for United States federal income tax purposes as a result of such deposit and Covenant Defeasance and will be subject to United States federal income tax on the same amount, in the same manner and at the same time as would have been the case if such deposit and Covenant Defeasance had not occurred.

          (d) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 7.1 (i) and
(j) inclusive are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (e) Such Defeasance or Covenant Defeasance shall not (i) cause the Trustee to have a conflicting interest for the purposes of the Trust Indenture Act with respect to any securities of the Issuer or (ii) result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer is a party or by which it is bound.

          (f) The Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that payment of amounts deposited in trust with the Trustee as provided in clause (a) hereof will not be subject to future taxes, duties, fines, penalties, assessments or other governmental charges imposed, levied, collected, withheld or assessed by, within or on behalf of a Taxing Jurisdiction, except to the extent that Additional Amounts in respect thereof shall have been deposited in trust with the Trustee as provided in clause (a) hereof.

          (g) The Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that all conditions precedent provided for relating to either the Defeasance under Section 13.2 or the Covenant Defeasance under Section 13.3, as the case may be, have been complied with.

          (h) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended.

          SECTION 13.5 Deposited Money and U.S. Government Obligations to Be
                       -----------------------------------------------------
Held in Trust; Other Miscellaneous Provisions. (a) Subject to the provisions of
---------------------------------------------
Section 8.4, all money and U.S. government obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 13.4 in respect of the Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Noteholders, of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

          (b) The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or the U.S. government obligations deposited pursuant to Section 13.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Noteholders.

          (c) Anything in this Article XIII to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon request any money or U.S. government

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

obligations held by it as provided in Section 13.4 which, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

          SECTION 13.6 Reinstatement. If the Trustee or the Paying Agent is
                       -------------
unable to apply any money in accordance with Section 13.2 or 13.3 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Issuer under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article XIII until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 13.2 or 13.3; provided, however, that if the Issuer makes any payment of principal of or interest on or Additional Amounts in respect of the Notes following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Noteholders to receive such payment from the money held by the Trustee or the Paying Agent.

                                   ARTICLE XIV

                                  MISCELLANEOUS

          SECTION 14.1 Compliance Certificates and Opinions. (a) Except as
                       ------------------------------------
otherwise expressly provided by this Indenture, upon any application or request by the Issuer to the Trustee that the Trustee take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and, if so requested by the Trustee, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any particular application or request as to which the furnishing of documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each individual signing such certificate or opinion has read such covenant or condition;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such individual, such examination or investigation has been made as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          (c) With the delivery of this Indenture, the Issuer is furnishing to the Trustee, and from time to time thereafter may furnish, an Officer's Certificate identifying and certifying the incumbency and specimen signatures of the Authorized Representatives. Until the Trustee receives a subsequent Officer's Certificate, the Trustee shall be entitled to conclusively rely on the last such Officer's Certificate delivered to it for purposes of determining the Authorized Representatives of the Issuer.

          SECTION 14.2 Form of Documents Delivered to Trustee. (a) In any case
                       --------------------------------------
where several matters are required to be certified by, or covered by an opinion of any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows or has reason to believe that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous or otherwise inaccurate. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of, or representations by, an Authorized Representative of the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows that the certificate or representations with respect to such matters are erroneous.

          (c) Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

          (d) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 14.3 Notices, etc. to Trustee. Any Act of Noteholders or other
                       ------------------------
document required or permitted by this Indenture shall be deemed to have been made or given, as applicable, only if such notice is in writing and delivered personally, or by registered or certified first-class United States mail with postage prepaid and return receipt requested, or made, given or furnished in writing by confirmed telecopy or facsimile transmission, or by prepaid courier service to the appropriate party as set forth below:

          Trustee:     The Bank of New York
                       101 Barclay Street, 21W
                       New York, New York 10286
                       Attention: Corporate Trust Department
                       Telecopier No.: (212) 328-7318

                       Telephone No.: (212) 328-7529

          Issuer: Petrobras International Finance Company, Ltd. Avenida Republica do Chile, 65, 20035-900
                       Rio de Janeiro, RJ, Brazil
                       Attention : Servio Tulio Tinoco
                                   Head of Trade Finance & Foreign Exchange
                       Telephone : (55-21) 2534-4477
                       Telecopier :(55-21) 2534-4278

Copies of all notices received or given by the Trustee hereunder or under each other Transaction Document as well as any drafts of any amendments thereto shall be delivered concurrently with their delivery or promptly after their receipt, as applicable, (but in any event within one Business Day) hereunder to Moody's at:

                       Moody's Investor Services
                       99 Church Street
                       New York, New York 10007
                       Attention: Latin American ABS Monitoring

Any party may change its address by giving notice of such change in the manner set forth herein. Any notice given to a party by mail or by courier shall be deemed delivered upon receipt thereof (unless the party refuses to accept delivery, in which case the party shall be deemed to have accepted delivery upon presentation). Any notice given to a party by telecopy or facsimile transmission shall be deemed effective on the date it is actually sent to the intended recipient by confirmed telecopy or facsimile transmission to the telecopier number specified above.

          SECTION 14.4 Notices to Noteholders; Waiver. Where this Indenture
                       ------------------------------
provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Noteholder, at its address as it appears in the Note Register, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice. So long as the Notes are listed on the Luxembourg Stock Exchange and so long as it is required by the rules of the Luxembourg Stock Exchange, publication of any notice to the Noteholders shall be made in English in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) or, if such publication is not practicable, in a leading English language daily newspaper with general circulation in Europe, such newspaper being published on each business day in morning editions, whether or not it shall be published in Saturday, Sunday or holiday editions. Where this Indenture provides for notice, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other

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

Noteholders, and any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

          SECTION 14.5 Conflict with Trust Indenture Act. This Indenture is
                       ---------------------------------
subject to the provisions of the Trust Indenture Act, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions, which are incorporated by reference in and made a part of this Indenture. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

          As used within the Trust Indenture Act, the following terms have the following meanings:

          "indenture securities" means the Notes,

          "indenture security holder" means a Noteholder,

          "indenture to be qualified" means this Indenture,

          "indenture trustee" or "institutional trustee" means the Trustee, and

          "obligor" on the indenture securities means the Issuer.

          All other Trust Indenture Act terms used in this Indenture that are defined (i) by the Trust Indenture Act, (ii) by Trust Indenture Act reference to another statute or (iii) by SEC rule under the Trust Indenture Act have the meanings assigned to them by such definitions.

          SECTION 14.6 Effect of Headings and Table of Contents. The Article and
                       ----------------------------------------
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 14.7 Successors and Assigns. All covenants, agreements,
                       ----------------------
representations and warranties in this Indenture by the Trustee and the Issuer shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

          SECTION 14.8 Severability Clause. In case any provision in this
                       -------------------
Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 14.9 Benefits of Indenture. Nothing in this Indenture or in
                       ---------------------
the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

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

          SECTION 14.10 Legal Holidays. In any case where the redemption date or
                        --------------
any Interest Payment Date with respect to any Note or of any installment of principal thereof or payment of interest thereon, or any date on which any defaulted interest is proposed to be paid, shall not be a Business Day, then (notwithstanding any other provision of this Indenture or such Note) payment of interest and/or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Redemption Date or on the Interest Payment Date, or on the date on which the defaulted interest is proposed to be paid, and, except as provided in any supplemental indenture setting forth the terms of such Note, if such payment is timely made, no interest shall accrue for the period from and after such Redemption Date or Interest Payment Date, or date for the payment of defaulted interest, as the case may be, to the date of such payment.

          SECTION 14.11 Currency Rate Indemnity. (a) The Issuer shall (to the
                        -----------------------
extent lawful) indemnify the Trustee and the Noteholders and keep them indemnified against:

          (i) in the case of nonpayment by the Issuer of any amount due to the Trustee, on behalf of the Noteholders, under this Indenture any loss or damage incurred by any of them arising by reason of any variation between the rates of exchange used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Issuer; and

          (ii) any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under this Indenture or in respect of the Notes is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Issuer, and (ii) the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation. The amount of such deficiency shall be deemed not to be increased or reduced by any variation in rates of exchange occurring between the said final date and the date of any bankruptcy, insolvency or liquidation or any distribution of assets in connection therewith.

          (b) The Issuer agrees that, if a judgment or order given or made by any court for the payment of any amount in respect of its obligations hereunder is expressed in a currency (the "Judgment Currency") other than U.S. dollars
                                 -----------------
(the "Denomination Currency"), it will indemnify the relevant Noteholder against
      ---------------------
any deficiency arising or resulting from any variation in rates of exchange between the date at which the amount in the Denomination Currency is notionally converted into the amount in the Judgment Currency for the purposes of such judgment or order and the date of actual payment thereof.

          (c) The above indemnities shall constitute separate and independent obligations of the Issuer from its obligations hereunder, will give rise to separate and independent causes of action, will apply irrespective of any indulgence granted from time to time and will continue in full force and effect notwithstanding any judgment or the filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Issuer for a liquidated sum or sums in respect of amounts due under this Indenture or the Notes.

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

          SECTION 14.12 Communication by Noteholders with other Noteholders.
                        ---------------------------------------------------
Noteholders may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Noteholders with respect to their rights under this Indenture and the Notes. The Issuer, the Trustee, the Note Registrar and anyone else shall have the protection of Section 312(c) of the Trust Indenture Act.

          SECTION 14.13 Governing Law. This Indenture shall be governed by, and
                        -------------
construed in accordance with, the laws of the State of New York.

          SECTION 14.14 Waiver of Jury Trial. THE ISSUER AND THE TRUSTEE HERBY
                        --------------------
IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE ACTIONS OF THE TRUSTEE IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

          SECTION 14.15 Waiver of Immunity. This Indenture and any other
                        ------------------
documents delivered pursuant hereto, and any actions taken hereunder, constitute commercial acts by the Issuer. The Issuer irrevocably and unconditionally and to the fullest extent permitted by law, waives, and agrees not to plead or claim, any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) for itself of any of its property, assets or revenues wherever located with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Indenture or any document delivered pursuant hereto, in each case for the benefit of each assigns, it being intended that the foregoing waiver and agreement will be effective, irrevocable and not subject to withdrawal in any and all jurisdiction, and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 14.15 shall have the fullest scope permitted under the United States Foreign Sovereign Immunities Act of 1976 and are intended to be irrevocable for the purposes of such act.

          SECTION 14.16 Submission to Jurisdiction, etc. (a) The Issuer and the
                        -------------------------------
Trustee irrevocably submit to the non-exclusive jurisdiction of any court of the State of New York or any United States federal court sitting in the Borough of Manhattan, The City of New York, New York, United States, and any appellate court from any thereof. The Issuer and the Trustee irrevocably waive, to the fullest extent permitted by law, any objection to any suit, action, or proceeding that may be brought in connection with this Indenture in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Issuer and the Trustee agree that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Issuer or the Trustee, as the case may be, and may be enforced in any court to the jurisdiction of which the Issuer or the Trustee is subject by a suit upon such judgment, as the case may be; provided that service of process is effected upon the Issuer or the Trustee in the manner provided by this Indenture.

          (b) The Issuer hereby irrevocably appoints and empowers the New York office of Petroleo Brasileiro S.A., located at 570 Lexington Avenue, 43rd Floor, New York, New York 10022 as its authorized agent (the "Process Agent") to accept
                                                       -------------
and acknowledge for and on its

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

behalf and on behalf of its property service of any and all legal process, summons, notices and documents which may be served in any such suit, action or proceedings in any New York State court or United States federal court sitting in the State of New York in the Borough of Manhattan and any appellate court from any thereof, which service may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts. The Issuer will take any and all action necessary to continue such designation in full force and effect and to advise the Trustee of any change of address of such Process Agent; should such Process Agent become unavailable for this purpose for any reason, the Issuer will promptly and irrevocably designate a new Process Agent within New York, New York, which will agree to act as such, with the powers and for the purposes specified in this subsection (b). The Issuer irrevocably consents and agrees to the service and any and all legal process, summons, notices and documents out of any of the aforesaid courts in any such action, suit or proceeding by hand delivery, to it at its address set forth in
Section 14.3 or to any other address of which it shall have given notice pursuant to Section 14.3 or to its Process Agent. Service upon the Issuer or the Process Agent as provided for herein will, to the fullest extent permitted by law, constitute valid and effective personal service upon it and the failure of the Process Agent to give any notice of such service to the Issuer shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon.

          SECTION 14.17 Pledge of Interests. (a) The Issuer hereby pledges to
                        -------------------
the Trustee (for the benefit of the Noteholders) and grants a continuing security interest in, all of its interest (if any) in (a) the Payment Account,
(b) the Reserve Account, (c) each Letter of Credit issued from time to time as contemplated hereunder, (d) all funds from time to time on deposit in the Payment Account and/or the Reserve Account, (e) all Permitted Investments obtained with proceeds of the Reserve Account or the Payment Account, (f) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or on deposit in the Reserve Account or the Payment Account, and (g) all proceeds of any of the foregoing (together, the "Collateral"). The Issuer agrees to take all such action as is necessary or as
 ----------
the Trustee may require, including delivering Opinions of Counsel in form and substance acceptable to the Trustee, as to the grant and perfection of the foregoing security interests.

          (b) The security interest granted in the Collateral, except to the extent that withdrawals from them Reserve Account are otherwise limited as set forth in Section 5.3 hereof, shall secure the payment of all obligations of the Issuer now or hereafter existing under the Transaction Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise. The Issuer represents and warrants that it has not heretofor pledged conveyed, granted a lien on, or security interest in, or otherwise encumbered any of the Collateral in favor of any Person under U.S., Cayman, Brazilian or other law.

          SECTION 14.18 Execution in Counterparts. This Indenture may be
                        -------------------------
executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                 PETROBRAS INTERNATIONAL FINANCE
                                                 COMPANY


                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title: Attorney-in-Fact


                                                 THE BANK OF NEW YORK,
                                                   as Trustee


                                                 By:
                                                    ----------------------------
                                                    Name: Thomas E. Tabor
                                                    Title: Vice President


WITNESSES:


1.
  -----------------------------
  Name:


2.
  -----------------------------
  Name:

                                                                     EXHIBIT A-1

                         FORM OF RESTRICTED GLOBAL NOTE

                             RESTRICTED GLOBAL NOTE

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER,

IN A PRINCIPAL AMOUNT OF NOT LESS THAN U.S.$100,000, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                    PETROBRAS INTERNATIONAL FINANCE COMPANY

                          9 1/8% SENIOR NOTES DUE 2007

                             GLOBAL RESTRICTED NOTE

No. R-1
CUSIP No.: 71646FAC1
ISIN No.: US71646FAC14

Common Code: 14289534

                                              Principal Amount: U.S.$225,425,000
                                         Initial Issuance Date: February 4, 2002

          This Note is one of a duly authorized issue of Notes of Petrobras International Finance Company, a limited company organized under the laws of the Cayman Islands (the "Issuer"), designated as its 9 1/8% Senior Notes Due 2007
                     ------
(the "Notes"), issued in an initial aggregate principal amount of
      -----
U.S.$400,000,000 under an indenture (the "Indenture") dated as of February 4,
                                          ---------
2002, between the Issuer and The Bank of New York, as Trustee (the "Trustee",
                                                                    -------
which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, the Trustee and the Noteholders, and of the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          The Issuer, for value received, hereby promises to pay to Cede & Co. or its registered assigns, as nominee of The Depositary Trust Company ("DTC")
                                                                        ---
and the holder of record of this Note (the "Holder" or "Noteholder"), the
                                            ------      ----------
principal amount specified above in U.S. dollars on February 1, 2007 (or earlier as hereinafter referred to) upon presentation and surrender hereof, at the office or agency of the Trustee referred to below; provided, however, if the Issuer and the Standby Purchaser have provided the certificate required to be presented under Section 2.6 of the Indenture, the principal amount of the Notes shall be due as provided in the Indenture.

          The Issuer promises to pay interest on the outstanding principal amount hereof from the Initial Issuance Date, or from the most recent Payment Date to which interest has been paid or duly provided for, semi-annually on February 1 and August 1 of each year (or if such date is not a Business Day, the next succeeding Business Day following such day), commencing August 1, 2002, (each an "Interest Payment Date"), at a rate equal to 9 1/8% per annum. Interest
          ---------------------
payable, and punctually paid or duly provided for, on this Note on any Interest Payment Date will, as provided in the Indenture, be paid in U.S. dollars to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the relevant Record Date for such interest payment.

          Payment of the principal of and interest on this Note will be payable by wire transfer to a U.S. dollar account maintained by the Holder of this Note as reflected in the Note Register. In the event the date for any payment of the principal of or interest on any Note is not a Business Day, then payment will be made on the next Business Day with the same force and effect as if made on the nominal date of any such date for such payment and no additional interest will accrue on such payment as a result of such payment being made on the next succeeding Business Day. Interest accrued with respect to this Note shall be calculated based on a 360-day year of twelve 30-day months.

          This Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to interests, rights, benefits, obligations, proceeds, and duties evidenced hereby.

          The Notes are subject to redemption by the Issuer on the terms and conditions specified in the Indenture.

          If an Event of Default shall occur and be continuing, the outstanding principal amount of all the Notes may become or may be declared due and payable in the manner and with the effect provided in the Indenture.

          Modifications of the Indenture may be made by the Issuer and the Trustee only to the extent and in the circumstances permitted by the Indenture.

          The Notes shall be issued only in fully registered form, without coupons. Notes sold pursuant to Rule 144A shall be issued in the form of beneficial interests in one or more global securities in denominations of U.S.$100,000 and integral multiples of U.S.$1,000 in excess thereof. Notes sold pursuant to Regulation S shall be issued in the form of beneficial interests in one or more global securities in denominations of U.S.$1,000 and integral multiplies thereof.

          Prior to and at the time of due presentment of this Note for registration of transfer, the Issuer, the Trustee, the Note Registrar and any agent of the Issuer, the Registrar or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Issuer, the Trustee, the Note Registrar nor any agent thereof shall be affected by notice to the contrary.

          Unless the certificate of authentication hereon has been duly executed by the Authenticating Agent by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

                                                 PETROBRAS INTERNATIONAL FINANCE
                                                 COMPANY


                                                 By
                                                   -----------------------------
                                                   Name: Theodore Helms
                                                   Title: Attorney-in-Fact


                                                 WITNESSES:


                                                 1.
                                                   -----------------------------
                                                   Name:


                                                 2.
                                                   -----------------------------
                                                   Name:

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Notes referred to in the within-mentioned
Indenture.

                                                THE BANK OF NEW YORK,
                                                     as Trustee


                                                By:
                                                   -----------------------------
                                                     Authorized Signatory

                             Date: February 4, 2002

                                 ASSIGNMENT FORM

                               For value received

                    hereby sells, assigns and transfers unto

          (Please insert social security or

          other identifying number of assignee)

          (Please print or type name and address,

          including zip code, of assignee:)

the within Note and does hereby irrevocably constitute and appoint
                                                                   -------------
Attorney to transfer the Note on the books of the Note Registrar with full power of substitution in the premises.

Date:                              Your Signature:

                                                     (Sign exactly as your name
                                                     appears on the face of this
                                                     Note)

                                                                     EXHIBIT A-2

                        FORM OF REGULATION S GLOBAL NOTE

                            REGULATION S GLOBAL NOTE

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE') WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF

REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                     PETROBRAS INTERNATIONAL FINANCE COMPANY

                          9 1/8% SENIOR NOTES DUE 2007

                            GLOBAL REGULATION S NOTE

No. S-1
CUSIP: G7028BAD3
ISIN No.: USG7028BAD31
Common Code: 14289500

                                              Principal Amount: U.S.$174,575,000
                                         Initial Issuance Date: February 4, 2002

          This Note is one of a duly authorized issue of Notes of Petrobras International Finance Company, a limited company organized under the laws of the Cayman Islands (the "Issuer"), designated as its 9 1/8% Senior Notes Due 2007
                     ------
(the "Notes"), issued in an initial aggregate principal amount of
      -----
U.S.$400,000,000 under an indenture (the "Indenture") dated as of February 4,
                                          ---------
2002, between the Issuer and The Bank of New York, as Trustee (the "Trustee",
                                                                    -------
which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, the Trustee and the Noteholders, and of the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          The Issuer, for value received, hereby promises to pay to the Cede&Co. or its registered assigns, as nominee of the Depositary Trust Company ("DTC")
                                                                        ---
and the holder of record of this Note (the "Holder" or "Noteholder"), the
                                            ------      ----------
principal amount specified above in U.S. dollars on February 1, 2007 (or earlier as hereinafter referred to) upon presentation and surrender hereof, at the office or agency of the Trustee referred to below; provided, however, if the Issuer and the Standby Purchaser have provided the certificate required to be presented under Section 2.6 of the Indenture, the principal amount of the Notes shall be due as provided in the Indenture.

          The Issuer promises to pay interest on the outstanding principal amount hereof from the Initial Issuance Date, or from the most recent Payment Date to which interest has been paid or duly provided for, semi-annually on February 1 and August 1 of each year (or if such date is not a Business Day, the next succeeding Business Day following such day), commencing August 1, 2002, (each an "Interest Payment Date"), at a rate equal to 9 1/8% per annum. Interest
          ---------------------
payable, and punctually paid or duly provided for, on this Note on any Interest Payment Date will, as provided in the Indenture, be paid in U.S. dollars to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the relevant Record Date for such interest payment.

          Payment of the principal of and interest on this Note will be payable by wire transfer to a U.S. dollar account maintained by the Holder of this Note as reflected in the Note

Register. In the event the date for any payment of the principal of or interest on any Note is not a Business Day, then payment will be made on the next Business Day with the same force and effect as if made on the nominal date of any such date for such payment and no additional interest will accrue on such payment as a result of such payment being made on the next succeeding Business Day. Interest accrued with respect to this Note shall be calculated based on a 360-day year of twelve 30-day months.

          This Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to interests, rights, benefits, obligations, proceeds, and duties evidenced hereby.

          The Notes are subject to redemption by the Issuer on the terms and conditions specified in the Indenture.

          If an Event of Default shall occur and be continuing, the outstanding principal amount of all the Notes may become or may be declared due and payable in the manner and with the effect provided in the Indenture.

          Modifications of the Indenture may be made by the Issuer and the Trustee only to the extent and in the circumstances permitted by the Indenture.

          The Notes shall be issued only in fully registered form, without coupons. Notes sold pursuant to Rule 144A shall be issued in the form of beneficial interests in one or more global securities in denominations of U.S.$100,000 and integral multiples of U.S.$1,000 in excess thereof. Notes sold pursuant to Regulation S shall be issued in the form of beneficial interests in one or more global securities in denominations of U.S.$1,000 and integral multiplies thereof.

          Prior to and at the time of due presentment of this Note for registration of transfer, the Issuer, the Trustee, the Note Registrar and any agent of the Issuer, the Registrar or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Issuer, the Trustee, the Note Registrar nor any agent thereof shall be affected by notice to the contrary.

          Unless the certificate of authentication hereon has been duly executed by the Authenticating Agent by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

                                            PETROBRAS INTERNATIONAL FINANCE
                                            COMPANY


                                            By
                                               -----------------------------
                                               Name: Theodore Helms
                                               Title: Attorney-in-Fact

                                                WITNESSES:

                                                1.
                                                  -------------------------
                                                  Name:


                                                2.
                                                  -------------------------
                                                  Name:

                          CERTIFICATE OF AUTHENTICATION

          This is one of the Notes referred to in the within-mentioned
Indenture.

                                   THE BANK OF NEW YORK,
                                        as Trustee


                                   By:
                                       -----------------------------------------
                                        Authorized Signatory

                                   Date: February 4, 2002

                                ASSIGNMENT FORM

                               For value received

                    hereby sells, assigns and transfers unto

          (Please insert social security or

          other identifying number of assignee)

          (Please print or type name and address,

          including zip code, of assignee:)

the within Note and does hereby irrevocably constitute and appoint
                                                                   ------------.
Attorney to transfer the Note on the books of the Note Registrar with full power of substitution in the premises.

Date:                     Your Signature:

                                                     (Sign exactly as your name
                                                     appears on the face of this
                                                     Note)

                                                                       EXHIBIT B

                              FORM OF ISSUER ORDER

The Bank of New York
   as Trustee
101 Barclay Street, 21 W
New York, New York 10286

Attention: Global Finance Unit

Ladies and Gentlemen:

          Pursuant to Section 2.3 of the Indenture dated as of February 4, 2002 (the "Indenture") by and among Petrobras International Finance Company (the "Issuer") and The Bank of New York, as Trustee, Registrar and Paying Agent, you are hereby ordered in your capacity as such to authenticate U.S.$400,000,000 of the Issuer's 9 1/8% Senior Notes due 2007, in the manner provided in this Indenture, in global form in the amount of U.S.$ [_________] in respect of the Restricted Global Note (CUSIP No.71646FAC1) and U.S.$[______] in respect of the Regulation S Global Note (CUSIP No. G7028BAD3) heretofore duly executed by the proper Authorized Officer of the Issuer and delivered to you as provided in this Indenture and to hold the Notes in your capacity as custodian for The Depository Trust Company.

                                         PETROBRAS INTERNATIONAL FINANCE COMPANY


                                         By:
                                            ---------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT C

        FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH TRANSFERS
                            PURSUANT TO REGULATION S

                                                                 [Date]

The Bank of New York
   as Trustee
101 Barclay Street 21W
New York, New York 10286

            Re:   Petrobras International Finance
                  Company 9 1/8% Notes due 2007 (the
                  "Notes")

Ladies and Gentlemen:

          Reference is hereby made to the Indenture, dated as of February 4, 2002 (as amended and supplemented from time to time, the "Indenture"), between Petrobras International Finance Company (the "Company"), as issuer and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

          In connection with our proposed sale of US$                aggregate
                                                     ---------------
principal amount of the Notes [in the case of a transfer of an interest in a Restricted Global Note: , which represent an interest in a Restricted Global Note beneficially owned by] [in the case of a transfer of a certificated Note: held in the name of] the undersigned ("Transferor"), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

          (a) the offer of the Notes was not made to a person in the United States;

          (b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States (within the meaning of Regulation S) or (ii) the transaction is being executed in, on or through the facilities of a designated off-shore securities market (within the meaning of Regulation S) and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (c) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          (d) if the transfer is being effected in accordance with Rule 903 under the Securities Act, the requirements of Rule 903(b)(2) have been satisfied;

          (e) if the transfer is being effected in accordance with Rule 904 under the Securities Act, we are not a distributor of the Notes, an affiliate of the Company, an affiliate of any distributor of the Notes or a person acting on behalf of any of the foregoing;

          (f) if the transfer is being effected in accordance with Rule 904 under the Securities Act and we are a dealer in Notes or have received a selling concession, fee or other remuneration in respect of the Notes transferred hereby, and the transfer is to occur during the Distribution Compliance Period, then the requirements of Rule 904(b)(1) have been satisfied;

          (g) if the transfer is being effected in accordance with Rule 904 under the Securities Act and we are an affiliate of the Company or of a distributor solely by virtue of holding a position as an officer or director of such person, then requirements of Rule 904(b)(2) have been satisfied;

          (h) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          (i) we are the beneficial owner of the principal amount of Notes being transferred.

          In addition, if the sale is made during the period ending forty (40) days after the original issuance of the Notes and the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Note, such beneficial interest will be held immediately after such transfer only in or through accounts maintained at the Registered Depositary by Euroclear or Clearstream (or by agent members acting for the account thereof).

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

          Very truly yours,

          [Name of Transferor]


          By:
             ----------------------------

          -------------------------------
          Authorized Signature]

                                                                       EXHIBIT D

                  FORM OF TRANSFER CERTIFICATE FOR TRANSFER TO
                     QUALIFIED INSTITUTIONAL BUYERS (QIBS)

                                                          [Date]

The Bank of New York
   as Trustee
101 Barclay Street 21 W
New York, New York 10286

            Re:   Petrobras International Finance
                  Company 9 1/8% Notes due 2007 (the
                  "Notes")

Ladies and Gentlemen:

          Reference is hereby made to the Indenture, dated as of February 4, 2002 (as amended and supplemented from time to time, the "Indenture"), between Petrobras International Finance Company (the "Company"), as issuer and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

          This letter relates to US$             aggregate principal amount of
                                    ------------
Notes [in the case of a transfer of an interest in a Regulation S Global Note: which represents an interest in a Regulation S Global Note beneficially owned by] [in the case of a transfer of a certificated Note: which are held in the name of] the undersigned (the "Transferor") to effect the transfer of such Notes in exchange for an equivalent beneficial interest in the Restricted Global Note.

          In connection with such request, and with respect to such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion, and the transferee, as well as any such account, is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction. The Transferor and any person acting on its behalf have taken reasonable steps to ensure that the transferee is aware that the Transferor may be relying on Rule 144A in connection with the transfer.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

          Very truly yours,

          [Name of Transferor]


          By:
             ----------------------------

             Authorized Signature

                                                                     EXHIBIT E-1

                       FORM OF PARTIAL NON-PAYMENT NOTICE

                                                   [Date]

VIA FACSIMILE
-------------

Petroleo Brasileiro S.A. --Petrobras
Avenida Republica do Chile, 65
20035-900,Rio de Janeiro
Brazil

Attention : Servio Tulio Tinoco
---------
Head of Trade Finance & Foreign Exchange

                     Petrobras International Finance Company
                     ---------------------------------------
                  U.S.$400,000,000 9 1/8% Senior Notes due 2007
                  ---------------------------------------------

Dear Sirs:

          Reference is made to that certain Indenture (the "Indenture") dated February 4, 2002 between Petrobras International Finance Company ("PIFCo") and
The Bank of New York,       ee"). Reference is also made to that certain Standby
                     ------
Purchase Agreement (the "Standby Purchase Agreement") dated February 4, 2002 between the Trustee and Petroleo Brasileiro, S.A.--Petrobras ("Petrobras") pursuant to which Petrobras has undertaken to purchase from the holders of PIFCo's 9 1/8% Senior Notes due July 2007 (the "Notes") such holders' right to receive unpaid amounts due and owing on such Notes. Capitalized terms not defined herein shall have the meanings set forth in the Standby Purchase Agreement.

          By this notice, the undersigned, acting on behalf of the holders of the Notes, hereby advises you as follows:

          1. On [date], PIFCO was obligated to make a payment of [principal] [interest] [Additional Amounts] [other amounts under the
               Indenture] in an amount equal to U.S.$          in respect of
                                                     ---------
               [principal] [interest] [Additional Amounts] [other amounts due under the Indenture] (the "Overdue Amount"). This notice constitutes a Partial Non-Payment Notice as contemplated in the Standby Purchase Agreement.

          2. Pursuant to the Standby Purchase Agreement, you are obligated to purchase from the holders of the Notes their right to receive the Overdue Amount.

          3. Pursuant to the Standby Purchase Agreement, you are hereby directed to purchase the right of the holders of the Notes to receive the Overdue Amount and to make a payment to the Trustee, on behalf of the holders of the Notes, in partial satisfaction of your obligation to purchase the right to Overdue Amounts.

          4.   You are hereby requested to pay the Overdue Amount to the Payment
               Account established under this Indenture (Account No.     by the
                                                                    ----
               date that payment is due pursuant to Section 2 of the Standby Purchase Agreement together with interest on such Overdue Amount, at the rates specified in the Standby Purchase Agreement, from the date PIFCo was itself obligated to pay the Overdue Amount (the "Liability Date"), through to the date of payment by you is
               actually made (the "Payment Date"), of U.S.$       (the "Interest
                                                           ------
               Amount").

          5. Petrobras is requested to acknowledge receipt of this notice by countersigning in the space provided below and returning a copy of the same to the Representative at the address provided in the Standby Purchase Agreement with a copy by facsimile to the Trustee at fax: (212) 815-3522 (Attention: Global Finance Unit).

                                                        THE BANK OF NEW YORK, as
                                                        Trustee


                                                        By:
                                                           ---------------------
                                                           Name:
                                                           Title:

ACKNOWLEDGED & AGREED
---------------------

PETROLEO BRASILEIRO S.A.--PETROBRAS


By:
   --------------------
   Name:
   Title:
   Date:

                                                                     EXHIBIT E-2

                        FORM OF TOTAL NON-PAYMENT NOTICE

                                                   [Date]

VIA FACSIMILE
-------------

Petroleo Brasileiro S.A.--Petrobras
Avenida Republica do Chile, 65
20035-900, Rio de Janeiro
Brazil

Attention : Servio Tulio Tinoco
---------
Head of Trade Finance & Foreign Exchange

                    Petrobras International Finance Company
                    ---------------------------------------
                          9 1/8% Senior Notes due 2007
                          ----------------------------

Dear Sirs:

          Reference is made to that certain Indenture (the "Indenture") dated February 4, 2002 between Petrobras International Finance Company ("PIFCo") and The Bank of New York, as trustee (the "Trustee"). Reference is also made to that certain Standby Purchase Agreement (the "Standby Purchase Agreement") dated February 4, 2002 between the Trustee and Petroleo Brasileiro, S.A.--Petrobras ("Petrobras") pursuant to which Petrobras has undertaken to purchase from the holders of PIFCo's 9 1/8% Senior Notes due July 2007 (the "Notes") such holders' right to receive unpaid amounts due and owing on such Notes. Capitalized terms not defined herein shall have the meanings set forth in the Standby Purchase Agreement.

          By this notice, the undersigned, acting on behalf of the holders of the Notes, hereby advises you as follows:

          1. On [date], PIFCO was obligated to make a payment of [principal] [interest] [Additional Amounts] [other amounts under the
               Indenture] in an amount equal to U.S.$            in respect of
                                                     -----------
               [principal] [interest] [Additional Amounts] [other amounts due under the Indenture] (the "Overdue Amount"). This notice constitutes a Total Non-Payment Notice as contemplated in the Standby Purchase Agreement.

          2. Pursuant to the Standby Purchase Agreement, you are obligated to purchase from the holders of the Notes their right to receive the Overdue Amount.

          3. Pursuant to the Standby Purchase Agreement, you are hereby directed to purchase the right of the holders of the Notes to receive the Overdue Amount and to make a payment to the Trustee, on behalf of the holders of the Notes, in partial satisfaction of your obligation to purchase the right to Overdue Amounts.

          4.   You are hereby requested to pay the Overdue Amount to the Payment
               Account established under this Indenture (Account No.    ) by the
                                                                    ---
               date that payment is due pursuant to Section 3 of the Standby Purchase Agreement together with interest on such Overdue Amount, at the rates specified in the Standby Purchase Agreement, from the date PIFCo was itself obligated to pay the Overdue Amount (the "Liability Date"), through to the date that payment by you
               is actually made (the "Payment Date"), of U.S.$       (the
                                                              ------
               "Interest Amount").

          5. Petrobras is requested to acknowledge receipt of this notice by countersigning in the space provided below and returning a copy of the same to the Representatives at the addresses provided in the Standby Purchase Agreement with a copy by facsimile to the Trustee at fax: (212) 815-3522 (Attention: Global Finance Unit).

                                                        THE BANK OF NEW YORK, as
                                                        Trustee


                                                        By:
                                                             -------------------
                                                             Name:
                                                             Title:

ACKNOWLEDGED & AGREED
---------------------

PETROLEO BRASILEIRO S.A. --PETROBRAS


By:
     -------------------
     Name:
     Title:
     Date:

                                                                       EXHIBIT F

                      FORM OF INCONVERTIBILITY CERTIFICATE

                                                                          [DATE]

The Bank of New York
101 Barclay Street
21 W
New York, New York 10286

Attention: Global Finance Unit

Dear Sirs,

          Reference is made to that certain (i) Indenture (the "Indenture") dated February 4, 2002 between Petrobras International Finance Company (the "Issuer") and you, as trustee (the "Trustee") and (ii) Standby Purchase Agreement (the "Standby Purchase Agreement") dated February 4, 2002 between you and Petroleo Brasileiro S.A.--Petrobras, as the standby purchaser (the "Standby Purchaser"). Capitalized terms not defined herein shall have the meanings set forth in the Indenture.

          Pursuant to Section 5.2 of the Indenture and Section 10(m) of the Standby Purchase Agreement, the Issuer and the Standby Purchaser hereby certify to you, the Trustee, acting on behalf of the holders of the Issuer's 9 1/8% Senior Notes due 2007, as follows:

          (i) [PLEASE DELETE ONE OF THE FOLLOWING AS APPROPRIATE]

               (A) [The Issuer is unable to repay the principal amount of the Notes and the Standby Purchaser does not have funds available to satisfy its obligations under the Standby Purchase Agreement to pay the Total Payment Amount;]

               (B) [The Issuer is unable to pay interest on the Notes and the Standby Purchaser does not have funds available to it to satisfy its obligations under the Standby Purchase Agreement to pay a Partial Non-Payment Amount;]

          (ii) The Standby Purchaser has funds in Brazilian Reais but is unable to convert such funds and transfer them outside of Brazil to the Trustee for payment of amounts due under or in respect of the Notes due to the occurrence and continuation of an Expropriation Event or Inconvertibility
     Event which occurred on                   ; and
                             -------- ---------

          (iii) The Issuer and the Standby Purchaser have used their best efforts to either convert and transfer the funds referred to in clause
     (iii) above; and

          (iv) Neither the Issuer nor the Standby Purchaser has funds available to it outside of Brazil to satisfy its obligations under the Indenture or Standby Purchase Agreement, respectively.

                                         PETROBRAS INTERNATIONAL FINANCE COMPANY


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:


                                         PETROLEO BRASILEIRO S.A.--PETROBRAS


                                         By:
                                             -----------------------------------
                                         Name:
                                         Title:

STATE OF NEW YORK        )
                         )     ss:
COUNTY OF NEW YORK       )

          On this 4th day of February, 2002 before me, a notary public within
and for said county, personally appeared                    , to me personally
                                         -------------------
known who being duly sworn, did say that he is                 of The Bank of
                                               ---------------
New York, one of the persons described in and which executed the foregoing instrument, and acknowledge said instrument to be the free act and deed of said corporation.

          On this 4th day of February, 2002, before me personally came
                  and                  to me personally known, who being by me
-----------------     ----------------
sworn, did depose and say that they signed their names to the foregoing instrument as witnesses.


                                         --------------------------------
                                         Notary Public

STATE OF NEW YORK        )
                         )     ss:
COUNTY OF NEW YORK       )

          On the 4th day of February, 2001, before me personally came
                 , to me known, who, being by me duly sworn, did depose and say
-----------------
that he is the                      of Petrobras International Finance Company -
               --------------------
PIFCo, a corporation described in and which executed the foregoing instrument and acknowledges that said instrument to be the free act and deed of said entity.

[Notarial Seal]


                                         --------------------------------
                                         Notary Public
                                         COMMISSION EXPIRES

                             INDEX OF DEFINED TERMS

Act........................................................................4, 67
Additional Amounts.........................................................4, 31
Additional Notes...........................................................4, 16
Affiliate......................................................................4
Authenticating Agent...........................................................4
Authorized Agent...............................................................4
Authorized Representative......................................................4
Authorized Signatory...........................................................4
Board of Directors.............................................................4
Board Resolution...............................................................4
Brazil......................................................................3, 5
------
Business Day...................................................................5
Certificate of Inconvertibility............................................5, 38
Clearstream....................................................................5
Closing Date...................................................................5
Collateral.................................................................5, 85
Corporate Trust Office.........................................................5
Covenant Defeasance........................................................5, 76
CUSIP..........................................................................5
Custodian..................................................................5, 19
Default Rate...............................................................5, 21
Defeasance.................................................................5, 76
Denomination Currency......................................................5, 83
Distribution Compliance Period.................................................5
DTC............................................................................5
Environmental Laws.............................................................5
Euroclear......................................................................6
Event of Default...............................................................6
Exchange Act...................................................................6
Exchange Global Note...........................................................6
Exchange Global Notes.........................................................18
Exchange Notes..............................................................3, 6
Exchange Offer.................................................................6
Excluded Additional Amounts................................................6, 31
Expected Maturity Date.....................................................6, 20
Expropriation Event............................................................6
Final Maturity Date........................................................6, 20
Global Note....................................................................6
Global Notes..................................................................18
Governmental Approval..........................................................6
Governmental Authority.........................................................6
Grace Period...................................................................6
Guarantee......................................................................7
Host Government................................................................7
Inconvertibility Event.........................................................7

Indebtedness...................................................................7
Indenture...................................................................3, 7
Initial Notes...............................................................3, 7
Initial Purchasers.............................................................8
Interest Payment Date.........................................................21
Interest Payment Dates.........................................................8
Interest Period................................................................8
Issuer......................................................................3, 8
Issuer Order...................................................................8
Judgment Currency..........................................................8, 83
L/C Partial Drawing Amount.....................................................8
Law............................................................................8
Legend.....................................................................8, 28
Letter of Credit...............................................................8
Lien...........................................................................8
Luxembourg Paying Agent....................................................9, 65
Luxembourg Transfer Agent..................................................9, 65
Majority Noteholders...........................................................9
Material Adverse Effect........................................................9
Material Subsidiary............................................................9
Moody's........................................................................9
Non-U.S. Person................................................................9
Note Rate..................................................................9, 21
Note Register..............................................................9, 23
Note Registrar.................................................................9
Noteholder.....................................................................9
Notes.......................................................................3, 9
Officer's Certificate..........................................................9
Opinion of Counsel.............................................................9
Optional Redemption Date...................................................9, 35
Optional Redemption Price.................................................10, 36
Outstanding...................................................................10
Paying Agent...............................................................3, 10
------------
Payment Account...........................................................10, 34
Payment Date..................................................................10
Permitted Investments.........................................................11
Permitted Lie.................................................................11
Person........................................................................12
Place of Payment..............................................................12
Predecessor Notes.............................................................12
Process Agent.................................................................12
Purchase Agreement............................................................12
Purchase Obligation...........................................................12
QIB...........................................................................12
Record Date...................................................................12
Reference Rate of Exchange....................................................12

Registered Depositary.........................................................13
Registration Rights Agreement..............................................3, 13
Regulation S..................................................................13
Regulation S Global Note..................................................13, 18
Reserve Account...........................................................13, 39
Reserve Account Transfer Date.................................................13
Reserve Account Withdrawal Date...............................................13
Responsible Officer...........................................................13
Restricted Global Note....................................................13, 18
Rule 144......................................................................14
Rule 144A.....................................................................14
SEC...........................................................................14
Securities Act.............................................................3, 14
Standby Purchase Agreement.................................................3, 14
Standby Purchaser..........................................................3, 14
Subsidiary....................................................................14
Successor Company.........................................................14, 45
Tax...........................................................................14
Taxes.........................................................................30
Taxing Jurisdiction.......................................................14, 31
Total Payment Amount..........................................................14
Transaction Documents.........................................................14
Trust Indenture Act...........................................................14
Trustee....................................................................3, 14
U.S. GAAP.....................................................................14
United States.................................................................14
Wholly-Owned Subsidiary.......................................................15